                                    GMO TRUST

                                SUPPLEMENT TO THE
                    GMO TRUST PROSPECTUS DATED JUNE 30, 2001

GMO GLOBAL (U.S.+) EQUITY ALLOCATION FUND ONLY:

         The correct Average Annual Total Return for the Fund's Benchmark
(75% S&P 500; 25% MSCI AC World ex-U.S.) for the one year period ended December 31, 2000, as presented in the table on page 35, is (10.52%). The information in the table for the Fund is correct as presented.

GMO TRUST                                                             Prospectus
                                                                   June 30, 2001

- VALUE FUND -- CLASS M SHARES

                                                   -----------------------------
                                                   - GMO TRUST OFFERS A BROAD
                                                    SELECTION OF INVESTMENT
                                                    ALTERNATIVES TO INVESTORS.

                                                   - THIS PROSPECTUS OFFERS ONLY
                                                     CLASS M SHARES.
                                                    INFORMATION ABOUT OTHER
                                                     CLASSES OF SHARES AND OTHER
                                                     FUNDS OFFERED BY GMO TRUST
                                                     IS CONTAINED
                                                    IN SEPARATE PROSPECTUSES.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
40 ROWES WHARF - BOSTON, MASSACHUSETTS 02110

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                               TABLE OF CONTENTS
------------------------------------------------------------

                                                  PAGE
                                              ------------
FUND OBJECTIVE AND PRINCIPAL INVESTMENT
STRATEGIES..................................             2
SUMMARY OF PRINCIPAL RISKS..................             3
FEES AND EXPENSES...........................             5
BENCHMARK...................................             5
MANAGEMENT OF THE FUND......................             6
DETERMINATION OF NET ASSET VALUE............             7
HOW TO PURCHASE SHARES......................             8
HOW TO REDEEM SHARES........................             9
DISTRIBUTIONS AND TAXES.....................            10
FINANCIAL HIGHLIGHTS........................            11
ADDITIONAL INFORMATION..........................back cover
SHAREHOLDER INQUIRIES...........................back cover
DISTRIBUTOR.....................................back cover

SUMMARY OF FUND
OBJECTIVE AND PRINCIPAL
INVESTMENT STRATEGIES

     The following summary describes the Fund's investment objective and principal investment strategies. The Fund may make other investments and engage in other investment strategies that are not specifically described in the summary. More information about the Fund's possible investments and strategies is set forth in the Statement of Additional Information. See the back cover of this Prospectus for information about how to receive the Statement of Additional Information. Unless described as fundamental in this Prospectus or in the Statement of Additional Information, the Fund's policies may be changed by the Trustees without shareholder approval. The Fund's investment objective is fundamental.

     In the Fund summary that follows, it is noted that the Fund will "invest primarily in" a particular type of securities or other assets. Investors should understand that this Prospectus uses the word "invest" to mean not only direct investment in a particular asset but also indirect investment in or exposure to the asset through the use of derivatives and related instruments.

     Investing in mutual funds involves risk. The Fund is subject to certain risks based on the types of investments in the Fund's portfolio and on the investment strategies the Fund employs. Investors should refer to the SUMMARY OF PRINCIPAL RISKS in the Prospectus at page 3 for a discussion of the principal risks of investing in the Fund. See the Statement of Additional Information for additional information about the risks of Fund investments and strategies. The Fund described in this Prospectus may not be available for purchase in all states. This Prospectus is not an offering in any state where an offering may not lawfully be made.

     It is important for you to note:

  - You may lose money on an investment in the Fund.

  - An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

 GMO VALUE FUND
Fund Inception Date: 11/13/90

                 OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

     INVESTMENT OBJECTIVE: The GMO Value Fund seeks long-term capital growth primarily through investment in equity securities. The Fund's current benchmark is the Russell 1000 Value Index.

     INVESTMENT UNIVERSE: The Fund invests primarily in equity securities of companies chosen from the Russell 1000 Value Index, emphasizing large capitalization equity securities. The Fund may also use derivatives.

     PRINCIPAL INVESTMENTS: The Fund invests primarily in U.S. equity securities of companies that in the opinion of the Manager represent favorable values relative to their market prices. The Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund may also invest in equity securities of foreign issuers.

     METHODOLOGY/PORTFOLIO CONSTRUCTION: The Fund uses traditional investment principles combining fundamental and quantitative analysis to provide broad U.S. equity market exposure. Using these principles, the Manager focuses on stock selection, and primarily selects issuers which it believes represent compelling values relative to their market prices. The Manager employs a bottom-up approach to select stocks, and uses various techniques in seeking companies which trade below fair value, as determined by the value of the earnings stream (using a proprietary dividend discount model), the asset value or the franchise value. With valuation the critical factor, the Manager seeks stocks exhibiting one or more of the following characteristics: unappreciated growth rate or earnings power, overlooked assets or business, perception anomaly, the potential for sustainable profit improvement, and indifference in the marketplace.

     RISKS: The most significant risks of an investment in the Fund are Market Risk (including Value Securities Risk) and Derivatives Risk. For more information about these risks and other principal risks of an investment in the Fund, see "Summary of Principal Risks" on page 3.

                                  PERFORMANCE

     The performance information below helps to show the risks of investing in the Fund. The bar chart below and to the left shows changes in the Fund's annual total returns from year to year for the periods shown. The table below and to the right shows how the Fund's average annual total returns for different calendar periods compare with those of a broad-based index. See "Benchmarks and Indexes" for a description of the index. Performance results in the table reflect payment of Fund expenses; returns for the comparative index do not reflect payment of any expenses. PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE PERFORMANCE.

                    ANNUAL TOTAL RETURN/Class III Shares(1)
                            Years Ending December 31
[Graph]

1991                                                                             14.46
1992                                                                             -1.15
1993                                                                             39.96
1994                                                                              4.14
1995                                                                             10.32
1996                                                                              9.55
1997                                                                              0.92
1998                                                                             13.60
1999                                                                             14.62
2000                                                                             -1.40

                        Highest Quarter: 18.17% (1Q1991)
                        Lowest Quarter: -10.89% (3Q1998)

             Year to Date (as of 3/31/01): 1.30%



                         AVERAGE ANNUAL TOTAL RETURN(1)
                        Periods Ending December 31, 2000

-----------------------------------------------------------------
                        1 YEAR   5 YEARS   10 YEARS   INCEPT.
-----------------------------------------------------------------
                                                      11/13/90
-----------------------------------------------------------------
 CLASS III              10.67%   14.83%     16.30%     16.74%
-----------------------------------------------------------------
 RUSSELL 1000 VALUE
  INDEX                 7.02%    16.89%     17.32%     17.54%
-----------------------------------------------------------------

---------------
(1) The return information presented in the bar chart and table is that of Class III shares, which are offered through a separate prospectus. Class M shares are invested in the same portfolio of securities as Class III shares and would have substantially similar annual returns. Annual returns would differ only to the extent Class M shares and Class III shares do not have the same expenses.

                           SUMMARY OF PRINCIPAL RISKS

     The value of your investment in the Fund changes with the values of the Fund's investments. Many factors can affect those values, and you can lose money by investing in the Fund. Factors that may affect the Fund's portfolio as a whole are called "principal risks" and are summarized in this section. This summary describes the nature of these risks but is not intended to include every potential risk. The Fund could be subject to additional risks because the types of investments made by the Fund change over time. The Statement of Additional Information includes more information about the Fund and its investments.

      -- MARKET RISK. The Fund is subject to market risk, which is the risk of unfavorable market-induced changes in the value of the securities owned by the Fund. General market risks associated with investments in equity and fixed income securities include the following:

     EQUITY SECURITIES. A principal risk of the Fund is that the equity securities in which it invests will decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The values of equity securities may decline for a number of reasons which directly relate to the issuing company, such as management performance, financial leverage and reduced demand for the issuer's goods or services. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions which are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally.

     The Fund maintains substantial exposure to equities and generally does not attempt to time the market. Because of this exposure, the possibility that stock market prices in general will decline over short or extended periods subjects the Fund to unpredictable declines in the value of its shares, as well as periods of poor performance.

     Value Securities Risk. Some equity securities (generally referred to as "value securities") are purchased primarily because they are selling at a price lower than what is believed to be their true value and not necessarily because the issuing companies are expected to experience significant earnings growth. These securities bear the risk that the companies may not overcome the adverse business developments or other factors causing their securities to be out of favor, or that the market does not recognize the value of the company, such that the price of its securities may decline or may not approach the value that the Manager anticipates. This risk is particularly pronounced for the Fund, which invests primarily in value securities.

     Growth Securities Risk. Certain equity securities (generally known as "growth securities") are purchased primarily because it is believed that they will experience relatively rapid earnings growth. Growth securities typically trade at higher multiples of current earnings than other types of stocks. Growth securities are often more sensitive to general market movements than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. At times when it appears that these expectations may not be met, growth stock prices typically fall.

     FIXED INCOME SECURITIES. The Fund may invest to a limited extent in certain fixed income securities. The value of the Fund's investments in fixed income securities (including bonds, notes and asset-backed securities) will typically change as interest rates fluctuate. During periods of rising interest rates, the values of fixed income securities generally decline. Conversely, during periods of falling interest rates, the values of fixed income securities generally rise.

     This kind of market risk, also called interest rate risk, will generally increase to the extent the Fund invests in fixed income securities with longer maturities and portfolios with longer durations (a measure of the expected cash flows of a fixed income security).

     - LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell due to a limited market or to legal restrictions, such that the Fund may be prevented from selling particular securities at the price at which the Fund values them. Liquidity risk will generally increase to the extent that the Fund's principal investment strategy involves securities of companies with smaller market capitalizations, foreign securities, derivatives, or securities with substantial market and/or credit risk.

     - DERIVATIVES RISK. The Fund may use derivatives, which are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes. The Fund can use derivatives for many purposes, including for hedging, and as a substitute for direct investment in securities or other assets. The Fund may also use derivatives as a way to efficiently adjust the exposure of the Fund to various securities, markets and currencies without the Fund having to actually sell current assets and purchase different ones. This is generally done either because the adjustment is expected to be relatively temporary or in anticipation of effecting the sale and purchase of Fund assets over time. For a description of the various derivative instruments that may be utilized by the Fund, refer to the Statement of Additional Information.

     The use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, including market risk, liquidity risk and the credit risk of the counterparty to the derivatives contract. Since their value is calculated and derived from the value of other assets, instruments or references, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates or indexes they are designed to hedge or to closely track. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. The use of derivatives may increase the amount of taxes payable by shareholders.

     - FOREIGN INVESTMENT RISK. The Fund may invest a portion of its assets in securities traded principally in securities markets outside the United States. These investments are generally subject to additional and more varied risks, and may experience more rapid and extreme changes in value. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers of foreign securities may not be subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. There are generally higher commission rates on foreign portfolio transactions, transfer taxes, higher custodial costs and the possibility that foreign taxes will be charged on dividends and interest payable on foreign securities. Also, for lesser developed countries, nationalization, expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), political changes or diplomatic developments could adversely affect the Fund's investments. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities.

     - NON-DIVERSIFICATION RISK. Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risk. The Fund is not "diversified" within the meaning of the 1940 Act. This means the Fund is allowed to invest in a relatively small number of issuers and/or foreign currencies with greater concentration of risk. As a result, credit, market and other risks associated with the Fund's investment strategies or techniques may be more pronounced.

     - LEVERAGING RISK. The Fund's portfolio may be economically leveraged if the Fund temporarily borrows money to meet redemption requests and/or to settle investment transactions. Also, the Fund may enter into reverse repurchase agreements and invest in other derivatives, which may result in economic leverage. Leverage may disproportionately increase the Fund's portfolio losses and reduce opportunities for gain when interest rates, stock prices or currency rates are changing.

     The net long exposure of the Fund (including direct investment in securities and long derivative positions in securities and/or "baskets" or indexes of equity securities (such as swap contracts and futures contracts)) will not exceed 100% of the Fund's net assets. The Fund may manage certain of its derivatives positions by maintaining an amount of cash or liquid securities equal to the face value of those positions. The Fund also may offset derivative positions against one another or against other assets to manage effective market exposure resulting from derivatives in a portfolio. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it was leveraged.

     - CREDIT AND COUNTERPARTY RISK. This is the risk that the counterparty to an OTC derivatives contract or a borrower of the Fund's securities will be unable or unwilling to make timely settlement payments or to otherwise honor its obligations.

     The Fund is exposed to credit risk because it may make use of OTC derivatives (such as forward foreign currency contracts and/or swap contracts) and because it may engage to a significant extent in the lending of Fund securities or use of repurchase agreements.

     - MANAGEMENT RISK. The Fund is subject to management risk because it relies on the Manager's ability to pursue its objective. The Manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. As noted above, the Manager may also fail to use derivatives effectively, for example, choosing to hedge or not to hedge positions precisely when it is least advantageous to do so. As indicated above, however, the Fund is generally not subject to the risk of market timing because it generally stays fully invested.

                               FEES AND EXPENSES

     The following table describes the fees and expenses you may pay if you buy and hold Class M shares of the Fund.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted
  from Fund assets)
  Management Fee............................................  0.46%
  Distribution (12b-1) Fee..................................  0.25%
  Other Expenses(1).........................................  0.25%
  Total Annual Operating Expenses...........................  0.96%
  Expense Reimbursement(2)..................................  0.05%
  Net Annual Expenses.......................................  0.91%

NOTES TO FEES AND EXPENSES:

1. "Other Expenses" include the administration fee for the Fund. The Fund's administration fee is payable to the Manager and is equal to 0.20% of the Fund's average daily net assets attributable to its Class M shares. The Manager uses the administration fee to defray its expenses (or the expenses of a third party) in providing administration and record keeping services to certain marketplaces where Fund shares may be purchased. The Manager does not reimburse the administration fee (see note 2).

2. The Manager has contractually agreed to reimburse the Fund with respect to certain Fund expenses through at least June 30, 2002 to the extent that the Fund's total annual operating expenses (excluding the administration fees referenced in note 1 above, distribution (12b-1) fees, expenses incurred indirectly by investments in other Funds of the Trust, fees and expenses of the independent trustees of the Trust, brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.46% of the Fund's daily net assets.

EXAMPLES:

The examples illustrate the expenses you would incur on a $10,000 investment in the Fund over the stated periods, assuming your investment had a 5% return each year and the Fund's operating expenses remained the same (with or without redemption at the end of each stated period). The examples are for comparative purposes only; they do not represent past or future expenses or performance, and your actual expenses and performance may be higher or lower.


1 Year (after reimbursement)................................   $   93
3 Year......................................................   $  301
5 Year......................................................   $  526
10 Year.....................................................   $1,173

                                   BENCHMARK

     The Russell 1000 Value Index is maintained and published by the Frank Russell Company and is composed of those companies in the Russell 1000 Index (an independently maintained and published index composed of the 1,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates. The Manager may change the Fund's benchmark from time to time. The Fund is not an "index" fund and the composition of the Fund's portfolio may differ from the benchmark.

                             MANAGEMENT OF THE FUND

     Grantham, Mayo, Van Otterloo & Co., LLC, 40 Rowes Wharf, Boston, Massachusetts 02110 provides investment advisory services to the GMO Funds. GMO is a private company, founded in 1977. As of May 31, 2001, GMO managed more than $21 billion for institutional investors such as pension plans, endowments, foundations and the GMO Funds.

     Subject to the approval of the Trust's board of trustees, the Manager establishes and modifies when necessary the investment strategies of the Fund. In addition to its management services to the Fund, the Manager administers the Fund's business affairs. For the fiscal year ended February 28, 2001, the Manager received as compensation for management services rendered in such year (after any applicable waivers or reimbursements) 0.41% of the Fund's average daily net assets.

     Each class of shares of the Fund pays the Manager a shareholder service fee for providing direct client service and reporting, such as performance information reporting, client account information, personal and electronic access to Fund information, access to analysis and explanations of Fund reports and assistance to correct and maintain client-related information.

     Day-to-day management of the Fund is the responsibility of the Manager's U.S. Active division, comprised of investment professionals associated with the Manager. No one person is responsible for making recommendations to the division.

OTHER CLASSES OF GMO TRUST SHARES

     This Prospectus offers only Class M shares of the Fund. Information about other classes of shares (and other Funds offered by the Trust) is contained in separate prospectuses. Principal features of these other classes include substantial minimum investment requirements (typically $1,000,000 or higher) and different fee and expense levels. Class M shareholders do not have the right to convert Class M shares into, or exchange Class M shares for, other classes of shares.

CUSTODIAN

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's custodian.

TRANSFER AGENT

     Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, serves as the Fund's transfer agent.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value or "NAV" of a share is determined as of the close of regular trading on the New York Stock Exchange ("NYSE"), generally 4:00 p.m. New York City time. The Fund may not determine its NAV on days during which no security is tendered for redemption and no order to purchase or sell such security is received by the Fund. The Fund's Class M per share net asset value is determined by dividing the total market value of the Fund's portfolio investments and other assets attributable to its Class M shares, less any liabilities attributable to its Class M shares, by the total outstanding Class M shares of the Fund. The market value of the Fund's investments is generally determined as follows:

Exchange listed securities

     - Last sale price or

     - Most recent bid price (if no reported sale) or

     - Broker bid (if the private market is more relevant in determining market value than the exchange), based on where the securities are principally traded and what their intended disposition is

Unlisted securities (if market quotations are readily available)

     - Most recent quoted bid price

Certain debt obligations (if less than sixty days remain until maturity)

     - Amortized cost (unless circumstances dictate otherwise; for example, if the issuer's creditworthiness has become impaired)

All other fixed income securities and options on those securities (includes bonds, loans, structured notes)

     - Closing bid supplied by a primary pricing source chosen by the Manager

All other assets and securities (if no quotations are readily available)

     - Fair value as determined in good faith by the Trustees or persons acting at their direction

     The Manager evaluates primary pricing sources on an ongoing basis, and may change any pricing source at any time. However, the Manager will not normally evaluate the prices supplied by the pricing sources on a day-to-day basis. The Manager is kept informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and may in its discretion override a price supplied by a source (by taking a price supplied from another) because of such price activity or because the Manager has other reasons to believe that a price supplied may not be reliable. Certain securities may be valued on the basis of a price provided by a principal market maker. Prices provided by principal market makers may vary from the value that would be realized if the securities were sold.

     The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates or at such other rates as the Trustees or persons acting at their direction may determine in computing net asset value. Fluctuations in the value of foreign currencies in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities and options measured in terms of the foreign currencies in which they are denominated.

     Foreign exchanges and securities markets usually close prior to the time the NYSE closes and values of foreign options and foreign securities will be determined as of those earlier closings. Events affecting the values of foreign securities may occasionally occur between the earlier closings and the closing of the NYSE which will not be reflected in the computation of the Fund's net asset value. If an event materially affecting the value of foreign securities occurs during that period, then those securities may be valued at fair value as determined in good faith by the Trustees or persons acting at their direction. In addition, because the Fund may hold portfolio securities listed on foreign exchanges which may trade on days on which the NYSE is closed, the net asset value of the Fund's shares may be significantly affected on days when investors will have no ability to redeem their shares.

                             HOW TO PURCHASE SHARES

     You may purchase the Fund's Class M shares through certain brokers and agents who are authorized to accept purchase and redemption orders on the Fund's behalf. To obtain a purchase order form, call your broker or agent.

     PURCHASE POLICIES. Before a purchase order will be acted upon by the Trust, the Trust must determine that the purchase order is in "good order." A purchase order is in "good order" if:

     - a completed purchase order, containing the following information, is submitted to the Trust or its agent:

        - signature exactly in accordance with the form of registration

        - the exact name in which the shares are registered

        - the investor's account number

        - the number of shares or the dollar amount of shares to be purchased

     - the purchase order is received and accepted by the Trust or its agent (the Trust reserves the right to reject any order)

     The purchase price of a share of the Fund is the net asset value per share next determined after the purchase order is received in "good order." Purchase order forms received by the Trust or its agent after the deadline will be honored on the next following business day, and the purchase price will be effected based on the net asset value per share computed on that day.

     DISTRIBUTION AND SERVICE (12b-1) PLAN. The Fund has adopted a distribution plan to pay for the sale and distribution of Class M shares and for services provided to Class M shareholders. The plan provides for payment at annual rates not to exceed 1.00% of the Fund's average daily net assets attributable to its Class M shares. The Trustees currently limit payments on Class M shares under the Plan to 0.25% of the Fund's average daily net assets attributable to its Class M shares. Because these fees are paid out of Fund assets on an ongoing basis, these fees will increase the cost of your investment and may cost you more over time than paying other types of sales charges.

     SUBMITTING YOUR PURCHASE ORDER FORM. Completed purchase order forms can be submitted by MAIL or by FACSIMILE to the Trust at:

                                   GMO Trust
                   c/o Grantham, Mayo, Van Otterloo & Co. LLC
                                 40 Rowes Wharf
                          Boston, Massachusetts 02110
                           Facsimile: (617) 439-4192
                        Attention: Shareholder Services

     Call the Trust at (617) 346-7646 to CONFIRM RECEIPT of your purchase order form. Do not send cash, checks or securities directly to the Trust.

     FUNDING YOUR INVESTMENT.  You may purchase shares:

     - with cash (via wire transfer or check)

        - BY WIRE.  Instruct your bank to wire the amount of your investment to:

             Investors Bank & Trust Company, Boston, Massachusetts
                               ABA#: 011-001-438
                              Attn: Transfer Agent
                     Credit: GMO Deposit Account 55555-4444
                Further credit: GMO Fund/Account name and number

        - BY CHECK. All checks must be made payable to the Fund or to GMO Trust. The Trust will not accept any checks payable to a third party which have been endorsed by the payee to the Trust. Mail checks to:

                  By U.S. Postal Service:                             By Overnight Courier:
              Investors Bank & Trust Company                     Investors Bank & Trust Company
                 GMO Transfer Agent MFD 23                          GMO Transfer Agent MFD 23
                       P.O. Box 9130                            200 Clarendon Street, 16th Floor
             200 Clarendon Street, 16th Floor                           Boston, MA 02116
                   Boston, MA 02117-9130

     - by exchange (from another GMO product)

        - written instruction should be sent to GMO Trust's Shareholder Services at (617) 439-4192 (facsimile)

        - no Fund will honor requests for exchanges by shareholders who identify themselves or are identified as "market-timers." Market-timers are generally those investors who repeatedly make exchanges within a short period or otherwise engage in frequent transactions in a manner that may be disruptive to a Fund, as reasonably determined by such Fund. The Funds do not automatically redeem shares that are the subject of a rejected exchange request.

     - in exchange for securities acceptable to the Manager

         - securities must be approved by the Manager prior to transfer to the Fund

         - securities will be valued as set forth under "Determination of Net Asset Value" on page 7

     - by a combination of cash and securities.

                              HOW TO REDEEM SHARES

     You may redeem shares of the Fund on any day when the NYSE is open for business.

     REDEMPTION POLICIES. Payment on redemption will be made as promptly as possible (generally on the next business day) and no later than seven days (subject to the exceptions noted below) after the request for redemption is received by the Trust or its agent in "good order."

     A redemption request is in "good order" if it:

     - is received by the Trust or its agent prior to the close of regular trading on the NYSE (generally 4:00 p.m. New York City time)

     - is signed exactly in accordance with the form of registration

     - includes the exact name in which the shares are registered

     - includes the investor's account number

     - includes the number of shares or the dollar amount of shares to be redeemed

     Redemption requests received by the Trust or its agent after the deadline will be honored on the next following business day, and the redemption will be effected based on the net asset value per share computed on that day. The redemption price is the net asset value per share next determined after the redemption request is received in "good order."

     If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in-kind of securities held by the Fund instead of cash.

     If a redemption is made in cash:

     - payment will be made in federal funds transferred to the account designated in writing by authorized persons

        - designation of additional accounts and any change in the accounts originally designated must be made in writing.

     - upon request, payment will be made by check mailed to the registration address

     If a redemption is made in-kind, it is important for you to note:

     - securities used to redeem Fund shares will be valued as set forth under "Determination of Net Asset Value" on page 7

     - securities distributed by the Fund will be selected by the Manager in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio

     - to the extent available, in-kind redemptions will be of readily marketable securities

     - you may incur brokerage charges on the sale of any securities received as a result of an in-kind redemption

     - in-kind redemptions will be transferred and delivered by the Trust as directed by you

     Each Fund may suspend the right of redemption and may postpone payment for more than seven days:

     - if the NYSE is closed for other than weekends or holidays

     - during periods when trading on the NYSE is restricted

     - during an emergency which makes it impracticable for a Fund to dispose of its securities or to fairly determine the net asset value of the Fund

     - during any other period permitted by the Securities and Exchange Commission for the protection of investors.

     SUBMITTING YOUR REDEMPTION REQUEST. Redemption requests can be submitted by MAIL or by FACSIMILE to the Trust at the address/facsimile number set forth under "How to Purchase Shares -- Submitting Your Purchase Order Form." Redemption requests submitted by mail are "received" by the Trust when actually delivered to the Trust or its agent. Call the Trust at (617) 346-7646 to CONFIRM RECEIPT of redemption requests.

                            DISTRIBUTIONS AND TAXES

     The policy of the Fund is to declare and pay distributions of its dividends and interest quarterly. The Fund also intends to distribute net gains from the sale of securities held for not more than one year ("net short-term capital gains") and net gains from the sale of securities held for more than one year ("net long-term capital gains") at least annually. The Fund is treated as a separate taxable entity for federal income tax purposes and intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

     All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. There is no purchase premium on reinvested dividends or distributions. Shareholders may make this election by marking the appropriate box on the application or by writing to the Trust.

It is important for you to note:

     - Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether paid in cash or in shares. Properly designated Fund distributions derived from net long-term capital gains will be taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether distributions are received in cash or in reinvested shares.

     - Distributions by the Fund result in a reduction in the net asset value of the Fund's shares. If a distribution reduces the net asset value of a shareholder's shares below a shareholder's cost basis in those shares, such distribution may be taxable to the shareholder, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, if you buy shares just prior to a taxable distribution by the Fund, you will pay the full price of the shares (including the value of the pending distribution) and then receive a portion of the price back as a taxable distribution.

     - The Fund's investment in foreign securities may be subject to foreign withholding taxes on dividends, interest or capital gains which will decrease the Fund's yield. In certain instances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes.

     - The Fund's investment in foreign securities, foreign currencies, debt obligations issued or purchased at a discount, asset-backed securities, assets "marked to the market" for federal income tax purposes and, potentially, so-called "indexed securities" (including inflation indexed bonds) may increase or accelerate the Fund's recognition of income, including the recognition of taxable income in excess of the cash generated by such investments. These investments may, therefore, affect the timing or amount of the Fund's distributions and may cause the Fund to liquidate other investments at a time when it is not advantageous to do so in order to satisfy the distribution requirements that apply to entities taxed as regulated investment companies.

     - Any gain resulting from the sale, exchange or redemption of your shares will generally also be subject to tax.

     - The Fund's use of derivatives may increase the amount of taxes payable by shareholders.

     The above is a general summary of the principal federal income tax consequences of investing in the Fund for shareholders who are U.S. citizens, residents or domestic corporations. You should consult your own tax advisors about the precise tax consequences of an investment in the Fund in light of your particular tax situation, including possible foreign, state, local or other applicable tax laws (including the federal alternative minimum tax).

                              FINANCIAL HIGHLIGHTS
                (For a Share outstanding throughout each period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise noted, this information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Trust's Annual Reports, which are incorporated by reference in the Statement of Additional Information and available upon request.

Class M Shares of the Fund were not offered until June 30, 2001. As such, audited financial statements (and, as a result, financial highlights) are not yet available. Following are financial highlights for a Class III Share outstanding throughout each period; information regarding Class III Shares of the Fund reflects the operational history for the Fund's sole outstanding class prior to the creation of multiple classes on May 31, 1996. Class III Shares of the Fund are offered through a separate prospectus. It is expected that audited financial statements relating to Class M Shares for the fiscal year ending February 28, 2002 will be included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act, and the rules promulgated thereunder.

VALUE FUND

                                                             CLASS III SHARES
                                         --------------------------------------------------------
                                                        YEAR ENDED FEBRUARY 28/29,
                                         --------------------------------------------------------
                                           2001        2000        1999        1998        1997
                                         --------    --------    --------    --------    --------
Net asset value, beginning of period...  $   7.98    $  10.40    $  14.33    $  14.85    $  14.25
                                         --------    --------    --------    --------    --------
Income from investment operations:
  Net investment income................      0.18        0.21        0.26        0.31        0.31
  Net realized and unrealized gain
    (loss).............................      2.32       (0.83)       0.13        3.81        2.47
                                         --------    --------    --------    --------    --------
    Total from investment operations...      2.50       (0.62)       0.39        4.12        2.78
                                         --------    --------    --------    --------    --------
Less distributions to shareholders:
  From net investment income...........     (0.18)      (0.21)      (0.27)      (0.35)      (0.32)
  In excess of net investment income...        --       (0.02)         --          --          --
  From net realized gains..............     (0.73)      (1.57)      (4.05)      (4.29)      (1.86)
                                         --------    --------    --------    --------    --------
    Total distributions................     (0.91)      (1.80)      (4.32)      (4.64)      (2.18)
                                         --------    --------    --------    --------    --------
Net asset value, end of period.........  $   9.57    $   7.98    $  10.40    $  14.33    $  14.85
                                         ========    ========    ========    ========    ========
Total Return(1)........................     32.72%      (8.45)%      2.24%      31.54%      21.26%
Ratios/Supplemental Data:
  Net assets, end of period (000's)....  $247,971    $178,329    $202,842    $332,103    $469,591
  Net expenses to average daily net
    assets.............................      0.61%       0.61%       0.61%       0.61%       0.61%
  Net investment income to average
    daily net assets...................      1.99%       2.06%       1.82%       1.89%       2.17%
  Portfolio turnover rate..............       102%        104%         37%         40%         84%
  Fees and expenses voluntarily waived
    or borne by the Manager consisted
    of the following per share
    amounts............................        --(2)       --(2) $   0.04    $   0.05    $   0.04

(1) Calculation excludes purchase premiums. Total returns would be lower had certain expenses not been reimbursed during the periods shown.
(2) Fees and expenses waived or borne by the Manager were less than $0.01 per share.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                   GMO TRUST

                             ADDITIONAL INFORMATION

     The Fund's annual and semi-annual reports to shareholders contain additional information about the Fund's investments. The Fund's annual report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Fund's annual and semi-annual reports, and the Fund's Statement of Additional Information are available free of charge by writing to GMO, 40 Rowes Wharf, Boston, Massachusetts 02110 or by calling collect (617) 346-7646. The Statement contains more detailed information about each Fund and is incorporated by reference into this Prospectus.

     Investors can review and copy the Prospectus, Statement and reports at the SEC's Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                             SHAREHOLDER INQUIRIES

                      Shareholders may request additional
                   information from and direct inquiries to:
                            Shareholder Services at
                    Grantham, Mayo, Van Otterloo & Co. LLC,
                        40 Rowes Wharf, Boston, MA 02110
                         1-617-346-7646 (CALL COLLECT)
                              1-617-439-4192 (FAX)

                                  DISTRIBUTOR

                            Funds Distributor, Inc.
                                60 State Street
                          Boston, Massachusetts 02109

                                        INVESTMENT COMPANY ACT FILE NO. 811-4347

                                    GMO TRUST

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2001








This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus dated June 30, 2001, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS
                                -----------------

                                                                              Page
                                                                              ----
INVESTMENT OBJECTIVES AND POLICIES ......................................      1


FUND INVESTMENTS ........................................................      1


DESCRIPTIONS AND RISKS OF FUND INVESTMENTS ..............................      4


USES OF DERIVATIVES .....................................................     31


INVESTMENT RESTRICTIONS .................................................     43


DETERMINATION OF NET ASSET VALUE ........................................     46


DISTRIBUTIONS ...........................................................     46


TAXES ...................................................................     47


PERFORMANCE INFORMATION .................................................     52


MANAGEMENT OF THE TRUST .................................................     54


INVESTMENT ADVISORY AND OTHER SERVICES ..................................     56


PORTFOLIO TRANSACTIONS ..................................................     64


DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES ........................     66


VOTING RIGHTS ...........................................................     71


SHAREHOLDER AND TRUSTEE LIABILITY .......................................     72


BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES ....................     73


FINANCIAL STATEMENTS ....................................................     96


APPENDIX A -- SPECIMEN PRICE-MAKE-UP SHEETS

APPENDIX B -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX C -- SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

         The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

                                                                                                                    Securities of
                                                                                                                   Foreign Issuers
                                           Domestic Equity     Preferred      Convertible      Securities of       (Traded on U.S.
                                            Securities(1)       Stocks        Securities    Foreign Issuers(2)      Exchanges)(2)
                                            -------------       ------        ----------    ------------------      -------------
DOMESTIC EQUITY FUNDS
U.S Core Fund                                     X                                X                                      X
Tobacco-Free Core Fund                            X                                X                                      X
Value Fund                                        X                                X                                      X
Intrinsic Value Fund                              X                                X                                      X
Growth Fund                                       X                                X                                      X
Small Cap Value Fund                              X                X               X                                      X
Small Cap Growth Fund                             X                X               X                                      X
REIT Fund                                         X                X
Tax-Managed U.S. Equities Fund                    X                                X                                      X
Tax-Managed Small Companies Fund                  X                                X                 X                    X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund                X                X               X                 X                    X
International Growth Fund
Currency Hedged International Equity Fund         X                X               X                 X                    X
Foreign Fund                                      X                X               X                 X                    X
Foreign Small Companies Fund                      X                X               X                 X                    X
International Small Companies Fund                X                X               X                 X                    X
Emerging Markets Fund                             X                X               X                 X                    X
Evolving Countries Fund                           X                X               X                 X                    X
Asia Fund                                         X                                X                 X                    X
Tax-Managed International Equities Fund           X                X               X                 X                    X

FIXED INCOME FUNDS
Domestic Bond Fund                                X                X               X                 X                    X
U.S. Bond Core Plus Fund                          X                X               X                 X                    X
International Bond Fund                           X                X               X                 X                    X
Currency Hedged International Bond Fund           X                X               X                 X                    X
Global Bond Fund                                  X                X               X                 X                    X
Emerging Country Debt Fund                        X                X               X                 X                    X
Short-Term Income Fund                                                                               X
Global Hedged Equity Fund                         X                X               X                 X                    X
Inflation Indexed Bond Fund                       X                X               X                 X                    X

ASSET ALLOCATION FUNDS
US Sector Fund                                    X                                X                                      X


                                            Securities of
                                           Emerging Market
                                              Issuers or       Depository      Illiquid         Futures and
                                             Countries(2)       Receipts      Securities          Options          REITs(3)
                                             ------------       --------      ----------          -------          --------
DOMESTIC EQUITY FUNDS
U.S Core Fund                                                      X               X                 X                 X
Tobacco-Free Core Fund                                             X               X                 X                 X
Value Fund                                                         X               X                 X                 X
Intrinsic Value Fund                                               X               X                 X                 X
Growth Fund                                                        X               X                 X                 X
Small Cap Value Fund                                               X               X                 X                 X
Small Cap Growth Fund                                              X               X                 X                 X
REIT Fund                                                          X               X                 X                 X
Tax-Managed U.S. Equities Fund                                     X               X                 X                 X
Tax-Managed Small Companies Fund                                   X               X                 X                 X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund                                 X               X                 X
International Growth Fund
Currency Hedged International Equity Fund                          X               X                 X
Foreign Fund                                      X                X               X                 X
Foreign Small Companies Fund                      X                X               X                 X
International Small Companies Fund                                 X               X                 X
Emerging Markets Fund                             X                X               X                 X
Evolving Countries Fund                           X                X               X                 X
Asia Fund                                         X                X               X                 X
Tax-Managed International Equities Fund           X                X               X                 X

FIXED INCOME FUNDS
Domestic Bond Fund                                                 X               X                 X
U.S. Bond Core Plus Fund                          X                X               X                 X
International Bond Fund                           X                X               X                 X
Currency Hedged International Bond Fund           X                X               X                 X
Global Bond Fund                                  X                X               X                 X
Emerging Country Debt Fund                        X                X               X                 X
Short-Term Income Fund                                                                               X
Global Hedged Equity Fund                         X                X               X                 X
Inflation Indexed Bond Fund                                        X               X                 X

ASSET ALLOCATION FUNDS
US Sector Fund                                                     X               X                 X                 X


                                                                                    Reverse                      Cash and Other
                                                                Repurchase        Repurchase       Investment     High Quality
                                           Swap Contracts       Agreements        Agreements        Companies      Investments
                                           --------------       ----------        ----------        ---------      -----------
DOMESTIC EQUITY FUNDS
U.S Core Fund                                     X                  X                                  X               X
Tobacco-Free Core Fund                            X                  X                                  X               X
Value Fund                                        X                  X                                  X               X
Intrinsic Value Fund                              X                                                     X               X
Growth Fund                                       X                  X                                  X               X
Small Cap Value Fund                              X                  X                                  X               X
Small Cap Growth Fund                             X                  X                                  X               X
REIT Fund                                         X                  X                 X                X               X
Tax-Managed U.S. Equities Fund                    X                  X                                  X               X
Tax-Managed Small Companies Fund                  X                  X                                  X               X

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund                X                  X                                  X               X
International Growth Fund
Currency Hedged International Equity Fund         X                  X                                  X               X
Foreign Fund                                                         X                                  X               X
Foreign Small Companies Fund                      X                  X                                  X               X
International Small Companies Fund                X                  X                                  X               X
Emerging Markets Fund                             X                                                     X               X
Evolving Countries Fund                           X                  X                                  X               X
Asia Fund                                         X                  X                                  X               X
Tax-Managed International Equities Fund           X                  X                                  X               X

FIXED INCOME FUNDS
Domestic Bond Fund                                X                  X                 X                X               X
U.S. Bond Core Plus Fund                          X                  X                 X                X               X
International Bond Fund                           X                  X                 X                X               X
Currency Hedged International Bond Fund           X                  X                 X                X               X
Global Bond Fund                                  X                  X                 X                X               X
Emerging Country Debt Fund                        X                  X                 X                X               X
Short-Term Income Fund                            X                  X                                  X               X
Global Hedged Equity Fund                         X                  X                                  X               X
Inflation Indexed Bond Fund                       X                  X                 X                X               X

ASSET ALLOCATION FUNDS
US Sector Fund                                    X                  X                                  X               X

1 For more information, see, among other sections, "Summary of Principal Risks -- Market Risk" in the Prospectus.

2 For more information, see, among other sections, "Summary of Principal Risks -- Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Certain Risks of Foreign Investments" herein.

3 For more information, see, among other sections, "Summary of Principal Risks -- Concentration Risk" in the Prospectus.


                                                 Long and Medium Term     Short-term Corporate and
                                              Corporate & Gov't Bonds(4)    Government Bonds(4)            Brady Bonds
                                              --------------------------    -------------------            -----------
DOMESTIC EQUITY FUNDS
U.S Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
REIT Fund
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund                        X
International Growth Fund
Currency Hedged International Equity Fund                 X
Foreign Fund                                              X
Foreign Small Companies Fund                              X
International Small Companies Fund                        X
Emerging Markets Fund                                     X
Evolving Countries Fund                                   X
Asia Fund                                                 X
Tax-Managed International Equities Fund                   X

FIXED INCOME FUNDS
Domestic Bond Fund                                        X
U.S. Bond Core Plus Fund                                  X
International Bond Fund                                   X
Currency Hedged International Bond Fund                   X
Global Bond Fund                                          X
Emerging Country Debt Fund                                X                                                     X
Short-Term Income Fund                                                               X
Global Hedged Equity Fund
Inflation Indexed Bond Fund                               X

ASSET ALLOCATION FUNDS
US Sector Fund

                                             Mortgage-Backed and
                                             Other Asset-Backed                                  Firm Commitments and
                                                 Securities       Adjustable Rate Securities    When-Issued Securities
                                                 ----------       --------------------------    ----------------------
DOMESTIC EQUITY FUNDS
U.S Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
REIT Fund                                             X                       X                           X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund
International Growth Fund
Currency Hedged International Equity Fund
Foreign Fund
Foreign Small Companies Fund
International Small Companies Fund
Emerging Markets Fund
Evolving Countries Fund
Asia Fund
Tax-Managed International Equities Fund

FIXED INCOME FUNDS
Domestic Bond Fund                                    X                       X                           X
U.S. Bond Core Plus Fund                              X                                                   X
International Bond Fund                               X                                                   X
Currency Hedged International Bond Fund               X                                                   X
Global Bond Fund                                      X                       X                           X
Emerging Country Debt Fund                            X                                                   X
Short-Term Income Fund                                X                       X                           X
Global Hedged Equity Fund
Inflation Indexed Bond Fund                           X                       X                           X

ASSET ALLOCATION FUNDS
US Sector Fund


                                                                                                    Foreign Currency
                                             Dollar Roll Agreements     Loan Participations           Transactions
                                             ----------------------     -------------------           ------------
DOMESTIC EQUITY FUNDS
U.S Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
REIT Fund                                              X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund                                                                         X
International Growth Fund
Currency Hedged International Equity Fund                                                                  X
Foreign Fund                                                                                               X
Foreign Small Companies Fund                                                                               X
International Small Companies Fund                                                                         X
Emerging Markets Fund                                                                                      X
Evolving Countries Fund                                                                                    X
Asia Fund                                                                                                  X
Tax-Managed International Equities Fund                                                                    X

FIXED INCOME FUNDS
Domestic Bond Fund                                     X                         X
U.S. Bond Core Plus Fund                                                         X                         X
International Bond Fund                                                          X                         X
Currency Hedged International Bond Fund                                          X                         X
Global Bond Fund                                       X                         X                         X
Emerging Country Debt Fund                                                       X                         X
Short-Term Income Fund
Global Hedged Equity Fund
Inflation Indexed Bond Fund                                                      X                         X

ASSET ALLOCATION FUNDS
US Sector Fund


                                             Lower-Rated Securities     Zero Coupon Securities         Indexed Securities
                                             ----------------------     ----------------------         ------------------
DOMESTIC EQUITY FUNDS
U.S Core Fund
Tobacco-Free Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
Small Cap Growth Fund
REIT Fund                                              X                          X                             X
Tax-Managed U.S. Equities Fund
Tax-Managed Small Companies Fund

INTERNATIONAL EQUITY FUNDS
International Disciplined Equity Fund
International Intrinsic Value Fund
International Growth Fund
Currency Hedged International Equity Fund
Foreign Fund                                           X
Foreign Small Companies Fund
International Small Companies Fund
Emerging Markets Fund                                                                                           X
Evolving Countries Fund                                                                                         X
Asia Fund                                                                                                       X
Tax-Managed International Equities Fund

FIXED INCOME FUNDS
Domestic Bond Fund                                                                X                             X
U.S. Bond Core Plus Fund                                                          X                             X
International Bond Fund                                                           X                             X
Currency Hedged International Bond Fund                                           X
Global Bond Fund                                                                  X                             X
Emerging Country Debt Fund                             X                                                        X
Short-Term Income Fund                                 X                                                        X
Global Hedged Equity Fund
Inflation Indexed Bond Fund                            X                          X

ASSET ALLOCATION FUNDS
US Sector Fund


4 For more information, see, among other sections, "Summary of Principal Risks -- Market Risks" in the Prospectus and "Descriptions and Risks of Fund Investments -- Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The following is a detailed description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Asset Allocation Funds (as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus) should be aware that such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invest, and will therefore be indirectly subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, except that the after-tax impact of portfolio turnover is considered when making investment decisions for the Tax-Managed Funds. The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As described in the Prospectus, it is a fundamental policy of certain Funds, which may not be changed without shareholder approval, that at least 75% of the value of each such Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

All other Funds are "non-diversified" funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and as such are not required to satisfy the "diversified" requirements stated above. As non-diversified funds, each of these Funds is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such Funds should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. All Funds, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations that apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to political and social factors affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.

Some countries in the region are heavily dependent upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

While the foregoing risks are applicable to any Fund investing in Asia, they will be particularly acute for the Asia Fund, which invests primarily in this region.

INVESTMENTS IN AFRICA. Investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions that further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they will be particularly acute for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Evolving Countries Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, Currency Hedged International Bond Fund, International Intrinsic Value Fund, Currency Hedged International Equity Fund, Tax-Managed International Equities Fund, Emerging Country Debt Fund and Core Plus Bond Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly acute.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING

All of the Funds (except for the Asset Allocation Funds) may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value and Currency Hedged International Equity Funds, each of which may make loans of portfolio securities amounting to not more than 25% of their respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

DOMESTIC EQUITY DEPOSITARY RECEIPTS

Many of the Funds may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity Depositary Receipts purchased or sold by a Series could result in losses on Domestic Equity Depositary Receipts.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives." The use of futures contracts, options contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options and options on futures, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options that may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Although futures contracts on individual equity securities are not available as of the date of this Prospectus, it is anticipated that such "single stock futures" will be available in the near future. Funds permitted to invest in other futures contracts will also be permitted to invest in single stock futures upon their availability, consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position that will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. As described in the Prospectus, certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. For the purposes previously described, the Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fixed Income Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios that do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.

HEDGING. To the extent indicated elsewhere, a Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, a Fund may sell equity index futures if the Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Funds may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase of futures contracts. See "Foreign Currency Transactions" below for more information regarding the currency hedging practices of certain Funds.

INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below.

SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund's custodian earmarks and maintains an amount of cash, U.S. Government Securities or other liquid assets whose value, marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective.

The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS
Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount

(e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

CREDIT DEFAULT SWAPS. Credit default swaps are used to limit or reduce risk exposure of the GMO Funds (primarily GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by issuers of emerging market debt. These instruments may also be used to create synthetic short exposure to certain emerging market debt, in cases where credit default protection is purchased in excess of the value of the related underlying debt held by a Fund. With credit default swaps, GMO Funds pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The GMO Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had sold the notional amount of securities comprising the index.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures contracts and related options presents the same risks and similar opportunities as those associated with futures and related options. Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to a Fund's limitation on investment in illiquid securities. See "Illiquid Securities" below.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor, subject to the oversight of the Trustees, the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by any Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

The Funds may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Third, the Funds may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Funds may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Funds assume the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies.

A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Funds may be required to forego the benefits of advantageous changes in the exchange rates.

Each of these Funds may also enter into foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, a Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of a Fund's net assets. Many of the Funds may each also enter into foreign currency forward contracts to give fixed income securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency as described above under "Uses of Options, Futures and Options on Futures -- Investment Purposes" or for risk management in a manner similar to such Funds' use of futures contracts and related options.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

Because interest rates vary, it is impossible to predict the future income of a Fund investing in such securities. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments. The Short-Term Income Fund may invest a substantial portion of its assets in these instruments, but is not subject to the quality, duration and other requirements of money market funds.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale or these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

INDEXED SECURITIES

Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has a relatively brief history of issuing inflation indexed bonds. As such, there is limited trading history of these securities. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Inflation Indexed Bond Fund may invest in fixed income securities (including convertible securities) of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of inflation indexed "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See "Distributions and Taxes in the Prospectus" and "Distributions" and "Taxes" in this Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and

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
the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund which makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities or other liquid assets equal in value to its obligations in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (or, in the case of the Foreign Fund only, 10%) of its net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. These securities either (1) cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or (2) are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it could be more difficult to sell such securities when the Manager believes it advisable to do so. A Fund holding such securities may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. These securities may involve the risk that a Fund may be deemed to be an

"underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

Certain GMO Fixed Income Funds may invest without limitation in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund. These investments will not be made in reliance on Section 12(d)(1)(G) of the Investment Company Act of 1940 but will instead be made in reliance on an SEC order obtained by the Manager and the Funds. As described in the Prospectus, shareholders of the investing Funds will not directly bear any of the fees and expenses of the Alpha LIBOR Fund and/or the Emerging Country Debt Fund.

TAX-SENSITIVE STRATEGIES

With respect to the Tax-Managed Funds, the Manager may control portfolio turnover in order to defer the realization and minimize the distributions of capital gains. In addition, the Manager may, when appropriate, sell securities in order to realize capital losses; such losses may be used at various times to offset realized capital gains, thus reducing net capital gains distributions. When making sales of specific securities, the Manager will consider strategies, such as selling securities with the highest cost basis, to minimize capital gains. In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed. There can be no assurance that the Manager will be successful in employing any or all of these strategies.

                               USES OF DERIVATIVES

INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.

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FUNCTION OF DERIVATIVES IN GMO FUNDS. GMO Equity and Fixed Income Funds use
financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each GMO Equity Fund, and derivative positions make up approximately 5% to 20% of the total assets. In GMO Fixed Income Funds, bond futures, currency options, forwards and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. The Manager limits transactions to counterparties with a long-term debt rating of A or higher at the time the Fund enters into the derivative. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

DERIVATIVES IN GMO EQUITY FUNDS

Broadly speaking, derivatives employed in GMO's Equity Funds serve three purposes: hedging, investment and risk management. See "Descriptions and Risks of Fund Investments - Futures and Options", " - Uses of Options, Futures, and Options on Futures", and " -- Swap Contracts and Other Two-Party Contracts". In the International Equity Funds, GMO also uses derivatives to manage currency exposure. See "Descriptions and Risks of Fund Investments - Foreign Currency Transactions".

- Hedging: GMO Equity Funds may employ hedges to protect a current or anticipated position. For example, if a Fund receives significant amounts of cash, the Fund may hedge market risk, i.e., the risk of not being invested in the market, by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until direct investments can be efficiently made.

- Investment: Rather than investing directly in securities, a Fund may employ derivative instruments such as a long futures contract or a long equity swap contract. For example, a Fund may use long derivative positions to adjust the underlying exposure to individual markets, sectors and equities in an efficient, cost-effective manner.

- Risk Management: Synthetic sales and purchases can help manage risk. For example, a GMO Fund may hold a large proportion of stocks in a particular market that the Manager believes is likely to underperform in the short term. In this case, the Manager may choose to minimize the risk of underperformance without incurring the high transaction costs associated with selling stocks by using derivative instruments to invest the Fund in another market it views more favorably. To accomplish this strategy, the Fund may use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index).

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-    Foreign Currency: GMO International Funds may also employ derivatives in foreign currency transactions to implement the same three basic functions: hedging, investment and risk management.

DERIVATIVES IN GMO FIXED INCOME FUNDS.

As in GMO Equity Funds, GMO Fixed Income Funds may employ derivatives for hedging, investment and risk management.

- Hedging: GMO Fixed Income Funds may use derivative instruments to hedge against a market or credit risk already generally present in a Fund. In addition, if a Fund receives significant cash, the Fund may hedge market risk, i.e., the risk of not being invested in the market, by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until direct investments can be made efficiently.

- Investment: A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

- Risk Management: A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level GMO believes is the optimal exposure to individual countries and issuers. Sometimes such derivative transactions are used as a precursor to actual sales and purchases of the underlying securities.

- Foreign Currency: Forward sales and purchases of foreign currency contracts are used extensively to: (1) take active overweighted and underweighted positions in particular bond markets and currencies relative to the Funds' respective performance benchmarks; (2) hedge currency exposure embedded in foreign securities; (3) buy currency in advance to settle security purchases; (4) cross-hedge currency risks; and (5) create synthetic foreign bonds in conjunction with bond futures.

- Additional Uses of Swaps: A number of GMO Fixed Income Funds employ additional strategies to help implement the Funds' investment strategies. As an example, total return swaps may be used to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Or, for instance, credit default swaps may be employed to protect GMO Funds (primarily the Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against the event of default by issuers of emerging market debt or to create synthetic short exposure to emerging market debt securities to which such Funds are not otherwise exposed.

- Leverage: Unlike the Equity Funds, the GMO Fixed Income Funds are not specifically limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of the derivative positions employed. Instead, effective market exposure is controlled by controlling the projected tracking exposure of each Fund relative to its benchmark. However, this will mean that the Fixed Income Funds may sometimes be leveraged if measured in terms of aggregate exposure of a Fund's assets.

USE OF DERIVATIVES BY GMO EQUITY FUNDS

DOMESTIC EQUITY FUNDS. Funds in this group include: GMO U.S. Core Fund, GMO Tobacco-Free Core Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO U.S. Sector Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO REIT Fund, GMO Tax-Managed U.S. Equities Fund and GMO Tax-Managed Small Companies Fund. GMO Value Fund makes only occasional use of futures contracts and related options on securities indexes and does not currently expect to make use of other derivative instruments.

TYPES OF DERIVATIVES

-    Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

-    There is no limit on the use of derivatives for hedging purposes.

- When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

- The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

- Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

INTERNATIONAL EQUITY FUNDS (EXCEPT GMO FOREIGN FUND AND GMO FOREIGN SMALL COMPANIES FUND).

TYPES OF DERIVATIVES (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

-    Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components

- Only the GMO Emerging Markets Fund, GMO Evolving Countries Fund and GMO Asia Fund may use structured or indexed notes.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund. Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

For example, if the Manager expects a positive return forecast for a select group of UK companies, but a negative return for the UK market as a whole, then a Fund may overweight the select group of equities and reduce exposure to the UK market by selling UK equity futures or entering into a swap contract that is long a specific basket of securities and short the UK market generally.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

-    There is no limit on the use of derivatives for hedging purposes.

- When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

- The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

- Except when such instruments are used for bona fide hedging, no more than 5% of the Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

Types of Foreign Currency Transaction

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the GMO Currency Hedged International Equity Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

Limitations of Foreign Currency Transactions

- The GMO International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar.

- A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

The following apply only to the GMO Currency Hedged International Equity Fund:

- The Fund will maintain short currency positions with respect to at least 65% of the foreign currency exposure represented by the common stocks owned by the Fund.

- The Fund will generally hedge currency based on benchmark weightings (rather than Fund investments), and thus will sometimes have a net short position with respect to certain foreign currencies. Such net short positions in the aggregate will not exceed 10% of the Fund's assets.

GMO FOREIGN FUND AND GMO FOREIGN SMALL COMPANIES FUND

TYPES OF DERIVATIVES

-    Equity futures and related options

- Exchange-traded and OTC options on securities and indexes (including writing covered options).

FOREIGN CURRENCY TRANSACTIONS

- For hedging purposes, the Fund may invest in spot currency transactions, forward foreign currency contracts, options on currencies, currency futures and related options.

USE OF DERIVATIVES BY GMO FIXED INCOME FUNDS

Funds in this group include: GMO Domestic Bond Fund, GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund and GMO Inflation Indexed Bond Fund.

DERIVATIVES AND THE FUND'S GLOBAL BOND STRATEGY (applicable only to the GMO International Bond Fund, GMO Currency Hedged International Bond Fund, GMO Global Bond Fund and GMO Core Plus Bond Fund). The fundamental strategy of these Fixed Income Funds requires that each Fund take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to each Fund's respective performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities. These Funds are not specifically limited with respect to the absolute face value of the derivative positions employed. Instead, effective market exposure is controlled by controlling the projected tracking error relative to each Fund's benchmark. However, this will mean that a Fund may be leveraged if measured in terms of aggregate exposure of the Fund's assets.

POLICIES OF ALL FIXED INCOME FUNDS

TYPES OF DERIVATIVES (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-    Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps and contracts for differences

-    Structured notes.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Bond futures, related options, bond options and swap contracts may be used to hedge against a market or credit risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

Risk Management

A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, such transactions are used as a precursor to actual sales and purchases.

Other Uses

Total return swaps are generally used to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. With these swaps, GMO Funds pay a financing rate and receive the total return on a particular fixed income security or basket of securities.

Credit default swaps are used to protect GMO Funds (primarily the GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by issuers of emerging market debt, or to create synthetic short exposure to emerging market debt securities to which such Funds are not otherwise exposed.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Limitations on the Use of Derivatives

- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies (except in the case of the GMO Currency Hedged International Bond Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

USE OF DERIVATIVES BY GMO GLOBAL HEDGED EQUITY FUND

GMO Global Hedged Equity Fund uses the same types of derivatives as other GMO International Equity Funds in seeking to deliver the hedged equity return described below. The Fund seeks total return consistent with minimal exposure to general equity market risk.

HEDGED EQUITY STRATEGY. At least 65% of the Fund's total assets will be invested in equity securities either directly or indirectly through investment in other Funds of the Trust

("underlying Funds"). However, as a result of the Fund's hedging techniques, the Fund expects to create a return more similar to that received by an investment in fixed income securities.

The Fund will pursue its investment objective by investing substantially all of its assets in a combination of: (i) equity securities, (ii) shares of GMO's Domestic and International Equity Funds, (iii) derivative instruments intended to hedge the value of the Fund's equity securities held directly or through investment in underlying Funds against substantially all of the general movements in the relevant equity market(s), including hedges against substantially all of the changes in the value of the U.S. dollar relative to the currencies represented in the indexes used to hedge general equity market risk and (iv) long interest rate futures contracts intended to adjust the duration of the theoretical fixed income security embedded in the pricing of the derivatives used for hedging the Fund's equity exposure (the "Theoretical Fixed Income Security").

To the extent that the Fund's portfolio strategy is successful, the Fund is expected to achieve a total return consisting of: (i) the performance of the Fund's equity securities held directly or through investment in underlying Funds, relative to the S&P 500 and MSCI EAFE in proportion to the Fund's U.S. and international equity investments (including appreciation or depreciation of any overweighted currency relative to the currency weighting of the equity hedge), plus or minus (ii) short-term capital gains or losses approximately equal to the total return on the Theoretical Fixed Income Security, plus or minus (iii) capital gains or losses on the Fund's interest rate futures positions, minus (iv) transaction costs and other Fund expenses.

TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

-    Buying and selling spot currencies

-    Forward foreign currency contracts

-    Currency futures contracts and related options

-    Options on currencies

-    Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

- Traditional Hedging: The Fund may effect foreign currency transactions, generally short forward or futures contracts, to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. The Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

- Proxy Hedging: The Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

The Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

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
Risk Management

Subject to the limitations described below, the Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of the Fund's investment in securities denominated in that currency.

Limitations of Foreign Currency Transactions

The Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's securities are denominated.


                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) With respect to all Funds except for the International Disciplined Equity Fund and the International Growth Fund, make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3% of a Fund's total assets in the case of each Fund (except the International Intrinsic Value and Currency Hedged International Equity Funds), and with respect to not more than 25% of total assets in the case of each of the International Intrinsic Value and Currency Hedged International Equity Funds.

(7) With respect to all Funds except for the Intrinsic Value Fund, Tax-Managed U.S. Equities Fund, Tax-Managed Small Companies Fund, Foreign Small Companies Fund, Tax-Managed International Equities Fund, International Disciplined Equity Fund and International Growth Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager") who beneficially own more than -1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry (except that the Short-Term Income Fund may invest up to 100% of its assets in obligations issued by banks, the REIT Fund may invest more than 25% of its assets in real estate-related securities.

(9) Purchase or sell commodities or commodity contracts, except that the Funds (other than the Short-Term Income Fund) may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

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
(11) With respect to the Tobacco-Free Core Fund only, invest in (a) securities which at the time of such investment are not readily marketable, (b) securities the disposition of which is restricted under federal securities laws, and (c) repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's total assets (taken at current value) would then be invested in securities described in (a), (b) and (c) above.

Non-Fundamental Restrictions:

It is contrary to the present policy of all the Funds, which may be changed by the Trustee without shareholder approval, to:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to the Foreign Fund only, to (i) invest in interests of any general partnership, (ii) utilize margin or other borrowings to increase market exposure (such prohibition shall extend to the use of cash collateral obtained in exchange for loaned securities but does not prohibit the use of margin accounts for permissible futures trading; further, the Fund may borrow an amount equal to cash receivable from sales of stocks or securities the settlement of which is deferred under standard practice in the country of sale), (iii) pledge or otherwise encumber its assets, and

(iv) invest more than 5% of its assets in any one issuer (except Government securities and bank certificates of deposit).

(6) With respect to the International Disciplined Equity Fund only, change the Fund's policy to invest, under normal circumstances, at least 80% of the value of the Fund's assets in equity securities, without providing the Fund's shareholders with a notice meeting the requirements of Rule 35d-1(c) of the 1940 Act at least 60 days prior to such change.

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Fund of GMO Trust will be determined on each day the New York Stock Exchange (the "Exchange") is open for regular business as of the close of regular trading on the Exchange, generally 4:00 p.m. New York City time. However, equity options held by the Funds are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Funds are priced as of their close of trading at 4:15 p.m. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

         The Prospectus describes the distribution policies of each Fund under the heading "Distributions". It is the policy of each Fund in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). It is the policy of each Fund to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimus).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held for more than 12 months) will generally be taxable as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held the shares in the Fund.

         For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than 12 months and as short-term capital gains if the shares have been held for not more than 12 months.

         Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

         The backup withholding rules do not apply to certain exempt entities (including corporations and tax-exempt organizations) so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to backup withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the relevant Fund, and on the amount of the proceeds of any redemption of Fund shares, where such distributions or redemption proceeds are paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). A "taxpayer identification number" is either the Social Security number or employer identification number of the record owner of the account. The back-up withholding is not an additional tax and is creditable against a shareholder's tax liability.

         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the application of these new regulations.

FOREIGN TAX CREDITS

         If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

         Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

         A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         An Asset Allocation Fund will not be able to offset gains realized by one underlying Fund in which such Asset Allocation Fund invests against losses realized by another underlying Fund in which such Asset Allocation Fund invests. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund will not be able to offset losses realized by either of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a redemption of shares of an underlying Fund by the investing Fund may cause the investing Fund to be treated as not receiving capital gain income on such redemption but instead as receiving a dividend taxable as ordinary income in an amount equal to the full amount of the distribution. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

         A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                             PERFORMANCE INFORMATION

         Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $10,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $10,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         The table below sets forth the average annual total return for Class III Shares of each Fund for the one, three, five and ten year periods ending February 28, 2001 and for the period from the commencement of the Funds' operations until February 28, 2001:

                                                                                                                         SINCE
                                               INCEPTION       1 YEAR       3 YEARS      5 YEARS      10 YEARS         INCEPTION
                  FUND                            DATE            (%)          (%)          (%)           (%)             (%)
                  ----                            ----            ---          ---          ---           ---             ---
U.S. Core                                        9/18/85          0.83         9.64        17.06         16.67            17.20
Tobacco-Free Core                               10/31/91         -0.83         9.89        17.55           N/A            17.42
Value                                           11/13/90         32.72         7.49        14.65         15.04            16.89
Intrinsic Value                                   8/2/99         26.00          N/A          N/A           N/A             7.25
Growth                                          12/30/88        -25.76         9.83        17.05         15.87            17.52
Small Cap Value                                 12/31/91         20.92         4.52        12.82           N/A            15.49

                                                                                                                          SINCE
                                               INCEPTION        1 YEAR        3 YEARS      5 YEARS     10 YEARS         INCEPTION
               FUND                               DATE           (%)            (%)         (%)           (%)              (%)
Small Cap Growth                                12/31/96        -33.80         0.55          N/A           N/A             7.74
REIT                                             5/31/96         30.86        -1.45          N/A           N/A             7.42
Tax-Managed U.S. Equities                        7/23/98         -3.44          N/A          N/A           N/A             8.73
Tax-Managed Small Companies                      6/1/99          11.56          N/A          N/A           N/A             3.85
International Intrinsic Value                    3/31/87          7.32         4.87         6.57          8.35             9.39
Currency Hedged International Equity             6/30/95         16.69         9.88        12.78           N/A            14.25
Foreign                                          8/31/84         -1.85         7.40         9.95         10.28            16.64
Foreign Small Companies                           1/4/95*        -5.04         9.96        10.16           N/A            10.21
International Small Companies                   10/14/91          9.32         4.39         5.21           N/A             7.60
Emerging Markets                                 12/9/93        -20.34        -0.81         0.38           N/A             1.55
Evolving Countries                               8/29/97        -20.49         1.64          N/A           N/A            -2.84
Asia                                             2/18/98        -28.61        -3.94          N/A           N/A            -2.57
Tax-Managed International Equities               7/29/98          5.03          N/A          N/A           N/A             4.23
Global Hedged Equity                             7/29/94         24.84         6.30         3.87           N/A             4.37
Domestic Bond                                    8/18/94         14.91         7.18         7.42           N/A             8.07
Core Plus Bond                                   4/30/97         14.52         5.55          N/A           N/A             7.49
International Bond                              12/22/93          3.20         0.86         4.18           N/A             6.96
Currency Hedged International Bond               9/30/94         14.06         7.29        12.16           N/A            13.81
Global Bond                                     12/28/95          6.70         2.38         5.78           N/A             5.35
Emerging Country Debt                            4/19/94         17.89         5.08        19.83           N/A            20.39
Short-Term Income                                4/18/90          7.91         5.86         5.86          6.00             6.16
Inflation Indexed Bond                           3/31/97         16.86         8.06          N/A           N/A             7.13
Emerging Country Debt Share                      7/20/98         18.71          N/A          N/A           N/A             7.09
International Equity Allocation                 10/11/96          0.87         4.38          N/A           N/A             5.71
World Equity Allocation                          6/28/96          4.29         6.02          N/A           N/A             8.24
Global (U.S.+) Equity Allocation                11/26/96          6.57         7.24          N/A           N/A            11.33
Global Balanced Allocation                       7/29/96         10.12         6.69          N/A           N/A            11.45
U.S. Sector                                     12/31/92         10.14         8.78        15.06           N/A            16.93

* Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

         Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

         Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

                             MANAGEMENT OF THE TRUST

         Subject to the provisions of the GMO Declaration of Trust, the business of the GMO Trust (the "Trust"), an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); remove from their number with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

         R. JEREMY GRANTHAM* (D.O.B. 10/6/38). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         JAY O. LIGHT (D.O.B. 10/3/41). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

         DONALD W. GLAZER, ESQ.** (D.O.B. 7/26/44). Trustee of the Trust. Advisor and Counsel, Goodwin Procter LLP (1996 - present); Secretary and Consultant, Provant, Inc. (1998 - present); Consultant - Business and Law, (1995 - present).

         EYK DEL MOL VAN OTTERLOO (D.O.B. 2/27/37). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         RICHARD MAYO (D.O.B. 6/18/42). President-U.S. Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         SUSAN RANDALL HARBERT (D.O.B. 4/25/57). Chief Financial Officer and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         BRENT ARVIDSON (D.O.B. 6/26/69). Assistant Treasurer of the Trust. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996 - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Trust Company (June 1993 - August 1996).

         SCOTT ESTON (D.O.B. 1/20/56). Vice President of the Trust. Chief Financial Officer, (September 1997 - present). Member, Grantham, Mayo, Van Otterloo & Co. LLC. Senior Partner, Coopers & Lybrand (1987 -
         1997).

         WILLIAM R. ROYER, ESQ. (D.O.B. 7/20/65). Vice President and Clerk of the Trust. General Counsel and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         ELAINE M. HARTNETT, ESQ. (D.O.B. 2/18/45). Vice President and Secretary of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999 - present). Associate/Junior Partner, Hale and Dorr LLP, Boston, Massachusetts (1991 - 1999).

* Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.

** Mr. Glazer was elected to the Trust's Board of Trustees by the Trustees on December 11, 2000.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Except as set forth below, as of June 1, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund of the Trust.

                                                                                          AGGREGATE %
                         FUND                                 CLASS                   OWNERSHIP INTEREST
                         ----                                 -----                   ------------------
Tax-Managed U.S. Equities Fund                                 III                           18.31
Tax-Managed Small Companies Fund                               III                            3.13
International Small Companies Fund                             III                            1.58
Evolving Countries Fund                                        III                            3.18
Asia Fund                                                      III                            2.89
U.S. Sector Fund                                               III                          100.00
Short Term Income Fund                                         III                            3.53
Global Hedged Equity Fund                                      III                           10.68
Inflation Indexed Bond Fund                                    III                            1.25

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

                NAME OF PERSON,                  TOTAL ANNUAL COMPENSATION
                  POSITION                             FROM THE TRUST
                  --------                             --------------
         Jay O. Light, Trustee                         $ 80,000 / year

         Donald Glazer, Trustee                        $ 80,000 / year*

         Messrs. Grantham, Mayo, Van Otterloo, Royer and Eston, and Ms. Harbert, as members of the Manager, will benefit from the management fees paid by each Fund of the Trust.

         * For the period from December 12, 2000 to December 31, 2000, Mr. Glazer received $ 4,603 as compensation for services as a Trustee of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

         As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses through at least June 30, 2002.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole initial shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. In the last three fiscal years the Funds have paid the following amounts as Management Fees to the Manager pursuant to the relevant Management Contract:

                                                    Gross             Reduction            Net
                                                    -----             ---------            ---
U.S. CORE FUND

Year ended 2/28/01                               $10,479,887        $   725,580        $ 9,754,307
Year ended 2/29/00                                11,161,595            738,607         10,422,988
Year ended 2/28/99                                18,661,431          7,700,727         10,960,704

TOBACCO-FREE CORE FUND

Year ended 2/28/01                               $   983,545        $   137,083        $   846,462
Year ended 2/29/00                                   855,754            135,558            720,196
Year ended 2/28/99                                   666,206            330,580            335,626

                                                    Gross             Reduction            Net
                                                    -----             ---------            ---
VALUE FUND

Year ended 2/28/01                               $ 1,015,443        $   108,675        $   906,768
Year ended 2/29/00                                   996,644            102,057            894,587
Year ended 2/28/99                                 1,839,261            778,954          1,060,307

INTRINSIC VALUE FUND

Year ended 2/28/01                               $   152,686        $    78,996        $    73,690
Commencement of Operations                            76,163             57,918             18,245
(8/2/99) - 2/29/00

GROWTH FUND

Year ended 2/28/01                               $   543,233        $   110,683        $   432,550
Year ended 2/29/00                                   579,315            101,280            478,035
Year ended 2/28/99                                   857,030            396,124            460,906

SMALL CAP VALUE FUND

Year ended 2/28/01                               $ 1,005,880        $   180,267        $   825,613
Year ended 2/29/00                                 1,119,033            196,165            922,868
Year ended 2/28/99                                 2,529,395          1,060,654          1,468,741

SMALL CAP GROWTH FUND

Year ended 2/28/01                               $   153,413        $    86,071        $    67,342
Year ended 2/29/00                                   430,598            142,477            288,121
Year ended 2/28/99                                 1,527,491            699,892            827,599

REIT FUND

Year ended 2/28/01                               $   713,588        $    69,761        $   643,827
Year ended 2/29/00                                   705,890             73,067            632,823
Year ended 2/28/99                                 1,748,325            614,047          1,134,278

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/01                               $    32,711        $    32,711        $         0
Year ended 2/29/00                                    36,665             36,665                  0
Commencement of Operations                            16,961             16,961                  0
(7/23/98) through 2/28/99

                                                    Gross             Reduction            Net
                                                    -----             ---------            ---
TAX-MANAGED SMALL COMPANIES FUND

Year ended 2/28/01                               $   221,127        $    68,649        $   152,478
Commencement of Operations                           148,043             55,780             92,263
(6/1/99) through 2/29/00

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/01                               $ 9,826,264        $ 1,517,826        $ 8,308,438
Year ended 2/29/00                                13,366,668          2,144,089         11,222,579
Year ended 2/28/99                                25,130,562          9,237,518         15,893,044

CURRENCY HEDGED INTERNATIONAL EQUITY FUND

Year ended 2/28/01                               $   645,488        $   450,137        $   195,351
Year ended 2/29/00                                   886,758            536,312            350,446
Year ended 2/28/99                                 2,606,569          1,442,434          1,164,135

FOREIGN FUND

Year ended 2/28/01                               $ 7,255,446        $ 1,118,314        $ 6,137,132
Year ended 2/29/00                                 7,261,054          1,196,212          6,064,842
Year ended 2/28/99                                 8,363,703          2,741,305          5,622,398

FOREIGN SMALL COMPANIES FUND

Commencement of Operations                       $   197,911        $   121,801        $    76,110
(6/30/00) though 2/28/01

INTERNATIONAL SMALL COMPANIES FUND

Year ended 2/28/01                               $ 1,038,239        $   372,419        $   665,820
Year ended 2/29/00                                 1,000,168            395,818            604,350
Year ended 2/28/99                                 2,608,681          1,686,651            922,030

EMERGING MARKETS FUND

Year ended 2/28/01                               $ 8,654,651        $   237,151        $ 8,417,500
Year ended 2/29/00                                 8,754,687            296,467          8,458,220
Year ended 2/28/99                                11,112,844          2,342,168          8,770,676

                                                    Gross             Reduction            Net
                                                    -----             ---------            ---
EVOLVING COUNTRIES FUND

Year ended 2/28/01                               $   359,947        $    81,883        $   278,064
Year ended 2/29/00                                   336,947             86,122            250,825
Year ended 2/28/99                                   343,836            145,463            198,373

ASIA FUND

Year ended 2/28/01                               $   877,149        $    79,077        $   798,072
Year ended 2/29/00                                    28,350             84,198            844,152
Year ended 2/28/99                                   740,141            221,148            518,993

TAX-MANAGED INTERNATIONAL EQUITIES FUND

Year ended 2/28/01                               $   520,892        $   324,560        $   196,332
Year ended 2/29/00                                   411,732            261,860            149,872
Commencement of Operations                            50,861             50,861                  0
(7/29/98) through 2/28/99

GLOBAL HEDGED EQUITY FUND

Year ended 2/28/01                               $   258,902        $   258,902        $         0
Year ended 2/29/00                                   253,727             53,727                  0
Year ended 2/28/99                                   892,689            837,881             54,808

DOMESTIC BOND FUND

Year ended 2/28/01                               $   160,788        $    72,412        $    88,376
Year ended 2/29/00                                   170,540             80,033             90,507
Year ended 2/28/99                                   678,052            516,760            161,292

CORE PLUS BOND FUND

Year ended 2/28/01                               $   263,280        $   130,212        $   133,068
Year ended 2/29/00                                   309,352             22,918             86,434
Year ended 2/28/99                                   932,468            588,202            344,266

INTERNATIONAL BOND FUND

Year ended 2/28/01                               $   376,243        $   148,491        $   227,752
Year ended 2/29/00                                   417,278             65,415             51,863
Year ended 2/28/99                                 1,061,185            642,536            418,649

                                                    Gross             Reduction            Net
                                                    -----             ---------            ---
CURRENCY HEDGED INTERNATIONAL BOND FUND

Year ended 2/28/01                               $   725,364        $   208,577        $   516,787
Year ended 2/29/00                                   781,487            238,584            542,903
Year ended 2/28/99                                 1,920,646          1,273,399            647,247

GLOBAL BOND FUND

Year ended 2/28/01                               $   421,528        $   181,236        $   240,292
Year ended 2/29/00                                    65,979             44,660            221,319
Year ended 2/28/99                                   486,743            392,034             94,709

EMERGING COUNTRY DEBT FUND

Year ended 2/28/01                               $ 3,469,039        $   303,930        $ 3,165,109
Year ended 2/29/00                                 2,943,719            252,112          2,691,607
Year ended 2/28/99                                 3,666,332          1,314,674          2,351,658

SHORT-TERM INCOME FUND

Year ended 2/28/01                               $    20,370        $    20,370        $         0
Year ended 2/29/00                                    25,341             25,341                  0
Year ended 2/28/99                                    82,642             82,642                  0

INFLATION INDEXED BOND FUND

Year ended 2/28/01                               $    60,046        $    60,046        $         0
Year ended 2/29/00                                    41,797             41,797                  0
Year ended 2/28/99                                    75,976             75,976                  0

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/01                               $         0        $         0        $         0
Year ended 2/29/00                                         0                  0                  0
Commencement of Operations
(7/20/98) - 2/28/99                                        0                  0                  0

INTERNATIONAL EQUITY ALLOCATION FUND

Year ended 2/28/01                               $         0        $         0        $         0
Year ended 2/29/00                                         0                  0                  0
Year ended 2/28/99                                         0                  0                  0

                                                    Gross             Reduction            Net
                                                    -----             ---------            ---
WORLD EQUITY ALLOCATION FUND

Year ended 2/28/01                               $         0        $         0        $         0
Year ended 2/29/00                                         0                  0                  0
Year ended 2/28/99                                         0                  0                  0

GLOBAL (U.S.+) EQUITY ALLOCATION FUND

Year ended 2/28/01                               $         0        $         0        $         0
Year ended 2/29/00                                         0                  0                  0
Year ended 2/28/99                                         0                  0                  0

GLOBAL BALANCED ALLOCATION FUND

Year ended 2/28/01                               $         0        $         0        $         0
Year ended 2/29/00                                         0                  0                  0
Year ended 2/28/99                                         0                  0                  0

U.S. SECTOR FUND

Year ended 2/28/01                               $     2,537        $     2,537        $         0
Year ended 2/29/00                                    46,391             46,391                  0
Year ended 2/28/99                                   118,652            118,652                  0

         Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

         Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Shareholder Service Arrangements. As disclosed in the Prospectus, pursuant to the terms of a single Servicing Agreement with each Fund of the Trust, GMO provides direct client service, maintenance and reporting to shareholders of the Funds. The Servicing Agreement was approved by the Trustees of the Trust (including a majority of the Trustees who are not "interested persons" of the Manager or the Trust). The Servicing Agreement will continue in effect for a period of more than one year from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and (ii) the majority vote of the full Board of Trustees. The Servicing Agreement automatically terminates on assignment (except as specifically provided in the Servicing Agreement) and is terminable by either party upon not more than 60 days' written notice to the other party.

         The Trust entered into the Servicing Agreement with GMO on May 30, 1996. Pursuant to the terms of the Servicing Agreement, in the last three fiscal years each Fund paid GMO the following amounts (after reimbursement by GMO):

                                                   March 1, 1998             March 1, 1999            March 1, 2000
                                                      Through                   Through                  Through
                                                 February 28, 1999         February 29, 2000        February 28, 2001
                                                 -----------------         -----------------        -----------------
U.S. Core Fund                                       $4,754,395               $4,407,831                $4,200,494
Tobacco-Free Core Fund                                  199,862                  388,979                   447,066
Value Fund                                              394,127                  324,993                   331,123
Intrinsic Value Fund                                         --                   34,620                    69,403
Growth Fund                                             257,109                  263,325                   246,924
Small Cap Value Fund                                    758,820                  508,651                   457,218
Small Cap Growth Fund                                   458,247                  195,726                    69,733
REIT Fund                                               349,665                  196,081                   198,219
Tax-Managed U.S. Equities Fund                            4,846                   16,666                    14,869
Tax-Managed Small Companies Fund                             --                   40,375                    60,307
International Disciplined Equity Fund                        --                       --                        --
International Intrinsic Value Fund                    4,603,105                3,478,692                 2,624,277
International Growth Fund                                    --                       --                        --
Currency Hedged International                           404,263                  198,588                   144,922
    Equity Fund
Foreign Fund                                          1,602,553                1,768,087                 1,770,412
Foreign Small Companies Fund                                 --                       --                    42,410
International Small Companies Fund                      313,042                  250,044                   259,560
Emerging Markets Fund                                 1,466,558                1,461,556                 1,392,256
Evolving Countries Fund                                  64,403                   77,765                    83,066
Asia Fund                                               111,021                  171,917                   162,435
Tax-Managed International Equities                       10,172                  114,370                   144,693
     Fund
Global Hedged Equity Fund                                27,988                    8,662                    11,974
Domestic Bond Fund                                      406,832                  255,809                   241,182
Core Plus Bond Fund                                     349,675                  185,609                   154,138
International Bond Fund                                 397,948                  250,367                   220,399
Currency Hedged International Bond                      576,196                  468,892                   435,210
    Fund
Global Bond Fund                                        208,607                  288,931                   325,230

                                                   March 1, 1998             March 1, 1999            March 1, 2000
                                                      Through                   Through                  Through
                                                 February 28, 1999         February 29, 2000        February 28, 2001
                                                 -----------------         -----------------        -----------------
Emerging Country Debt Fund                              914,886                1,061,617                 1,193,586
Short-Term Income Fund                                   49,567                   76,023                    61,111
Inflation Indexed Bond Fund                              45,586                   62,695                    90,070
Emerging Country Debt Share Fund                              0                        0                         0
International Equity Allocation Fund                          0                        0                         0
World Equity Allocation Fund                                  0                        0                         0
Global (U.S.+) Equity Allocation                              0                        0                         0
   Fund
Global Balanced Allocation Fund                               0                        0                         0
U.S. Sector Fund                                             90                        0                         0

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

         Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds. GMO pays all distribution-related expenses of the Funds (other than distribution fees paid pursuant to the Distribution and Service (12b-1) Plan for Class M Shares or administrative fees related thereto).

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the U.S. Funds with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.
         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the three most recent fiscal years, the Trust paid, on behalf of the Funds, the following amounts in brokerage commissions:

                                                    March 1, 1998            March 1, 1999            March 1, 2000
                                                       Through                  Through                  Through
                                                  February 28, 1999        February 29, 2000        February 28, 2001
                                                  -----------------        -----------------        -----------------
U.S. Core Fund                                       $3,313,708               $3,385,122               $3,138,091
Tobacco-Free Core Fund                                   98,094                  293,723                  314,138
Value Fund                                              461,481                  728,107                  805,517
Intrinsic Value Fund                                         --                   16,196                   50,965
Growth Fund                                             121,146                   81,237                  180,021
Small Cap Value Fund                                    848,094                  690,450                  880,659
Small Cap Growth Fund                                   886,921                  409,182                  211,175
REIT Fund                                               581,181                   95,220                  100,996
Tax-Managed U.S. Equities Fund                            5,964                    5,617                   20,728

                                                    March 1, 1998            March 1, 1999            March 1, 2000
                                                       Through                  Through                  Through
                                                  February 28, 1999        February 29, 2000        February 28, 2001
                                                  -----------------        -----------------        -----------------
Tax-Managed Small Companies                                  --                   96,276                  196,916
      Fund
International Intrinsic Value Fund                    5,725,781                3,416,885                1,874,882
Currency Hedged International                           750,836                  269,798                  105,183
      Equity Fund
Foreign Fund                                          1,399,711                2,242,126                2,055,646
Foreign Small Companies Fund                                 --                       --                   81,462
International Small Companies                           101,284                  195,830                  191,406
      Fund
Emerging Markets Fund                                 6,397,437                7,151,287                7,202,353
Evolving Countries Fund                                 410,530                  600,235                  347,360
Asia Fund                                               758,563                1,188,954                  934,345
Tax-Managed International                                27,729                  105,176                  142,619
      Equities Fund
Global Hedged Equity Fund                                76,040                   23,883                   29,875
Domestic Bond Fund                                       43,364                   25,903                   33,506
Core Plus Bond Fund                                      26,967                   33,858                   81,476
International Bond Fund                                  38,185                   31,558                   50,702
Currency Hedged International                            40,930                   62,086                  100,758
      Bond Fund
Global Bond Fund                                         19,098                   33,865                   80,073
Emerging Country Debt Fund                               57,860                   53,772                  122,858
Short-Term Income Fund                                      702                       --                    1,625
U.S. Sector Fund                                             74                       --                       --

                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on February 28/29.

         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; REIT Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Evolving Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; Core Plus Bond Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity

Allocation Fund; Global Balanced Allocation Fund; U.S. Sector Fund; Pelican Fund; Alpha LIBOR Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares.

         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

         On June 1, 2001 the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

FUND                                                  SHAREHOLDERS
----                                                  ------------
Value Fund                                            Leland Stanford Junior University II
                                                      Stanford Management Company
                                                      2770 Sand Hill Road
                                                      Menlo Park, CA 94025

Intrinsic Value Fund                                  Princeton University TR
                                                      Attn: John D. Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ 08544

FUND                                                  SHAREHOLDERS
----                                                  ------------
Growth Fund                                           The Northern Trust Company, Trustee of
                                                      The Aerospace Corporation Employees Retirement Plan Trust
                                                      Attn: Mutual Funds
                                                      P.O. Box 92956
                                                      Chicago, IL 60675

                                                      Surdna Foundation Inc.
                                                      Attn: Mark De Venoge
                                                      330 Madison Avenue, 30th Fl
                                                      New York, NY 10017-5001

Small Cap Growth Fund                                 Bost & Co. A/C WFHF6202002
                                                      FBO The Hewlett Foundation
                                                      Attn: Mutual Fund Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA 15230-3198

Tax-Managed U.S. Equities Fund                        Fleet National Bank
                                                      Metcalf FBO Various Accounts Cash Reinvest
                                                      P.O. Box 92800
                                                      Rochester, NY 14692-8900

Tax-Managed Small Companies Fund                      Bank of America
                                                      FBO William Barron Hilton Charitable Remainder Trust
                                                      9336 Civic Center Drive
                                                      Beverly Hills, CA 90210

Currency Hedged International Equity Fund             Trustees of Columbia University in the City of New York -- Global
                                                      Columbia University
                                                      475 Riverside Drive, Suite 401
                                                      New York, NY 10115

Foreign Small Companies Fund                          Princeton University TR
                                                      Attn: John D. Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ 08544

                                                      FMC Corporation Defined Benefit Retirement Trust
                                                      200 E Randolph Drive
                                                      Chicago, IL 60601

FUND                                                  SHAREHOLDERS
----                                                  ------------
International Small Companies Fund                    Yale University
                                                      230 Prospect Street
                                                      Attn: Theodore D. Seides
                                                      New Haven, CT 06511

                                                      Princeton University TR
                                                      Attn: John D. Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ 08544

Evolving Countries Fund                               Duke University Long-Term (Endowment) Pool - Emerging
                                                      c/o Duke Management Company
                                                      2200 W. Main Street, Suite 1000
                                                      Durham, NC 27705

Asia Fund                                             Princeton University TR
                                                      Attn: John D. Sweeney
                                                      P.O. Box 35
                                                      Princeton, NJ 08544

Tax-Managed International Equities Fund               Gordon Family Trust
                                                      1325 Airmotive Way, Suite 264
                                                      Reno, NV 89502

                                                      The Northern Trust, as Trustee
                                                      FBO Mars Benefit Trust
                                                      P.O. Box 92956
                                                      Chicago, IL 60675

Core Plus Bond Fund                                   The Northern Trust Company, as Trustee
                                                      FBO Mayo Foundation A/C 26-07633 USB
                                                      P.O. Box 92956
                                                      Chicago, IL 60675

                                                      The Northern Trust
                                                      Company, as Trustee FBO
                                                      Mayo Foundation A/C
                                                      22-05191 USB 2 P.O. Box
                                                      92956 Chicago, IL 60675

FUND                                                  SHAREHOLDERS
----                                                  ------------
International Bond Fund                               Saturn & Co. A/C 4600712
                                                      c/o Investors Bank & Trust Co. TR
                                                      FBO The John Hancock Mutual Life Insurance Company Pension Plan
                                                      P.O. Box 9130 FPG90
                                                      Boston, MA 02117-9130

                                                      Bost & Co. A/C NYXF1049812
                                                      (Verizon -- IBF)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA 15230-3198

Currency Hedged International Bond Fund               Metropolitan Opera Association Inc.
                                                      Attn: Ms. Freda Gimpel
                                                      Metropolitan Opera Assoc. Inc.
                                                      Lincoln Center Rm 423A Finance Dept.
                                                      New York, NY 10023

                                                      The Edna McConnell Clark Foundation
                                                      Attn: Mr. Ralph Stefano
                                                      Director of Finance
                                                      250 Park Avenue
                                                      New York, NY 10177-0026

Global Bond Fund                                      Fresno County Employees' Retirement Association
                                                      Attn: Gary W. Peterson
                                                      P.O. Box 1247
                                                      2281 Tulare Street
                                                      Fresno, CA 93715

Short-Term Income Fund                                Bost & Co. A/C NYXF1049822
                                                      (Verizon -- STIF)
                                                      Mutual Funds Operations
                                                      P.O. Box 3198
                                                      Pittsburgh, PA 15230-3198

Global Hedged Equity Fund                             The Edna McConnell Clark Foundation
                                                      Attn: Mr. Ralph Stefano
                                                      Director of Finance
                                                      250 Park Avenue
                                                      New York, NY 10177-0026

FUND                                                  SHAREHOLDERS
----                                                  ------------
Emerging Country Debt Share Fund                      Sprint Corporate Master Trust
                                                      Attn: William N. Searcy, Jr.
                                                      2320 Shawnee Mission Pkwy.
                                                      Westwood, KS 66205

International Equity Allocation Fund                  MD Co. FBO Memorial Drive Trust
                                                      c/o MDT Advisors Inc.
                                                      Attn: Kelly Corwin
                                                      125 Cambridge Park Dr.
                                                      Cambridge, MA 02140-2314

World Equity Allocation Fund                          Mars & Co. (Bridgewater College)
                                                      c/o Investors Bank & Trust
                                                      P.O. Box 9130
                                                      Boston, MA 02117

Global (U.S.+) Equity Allocation Fund                 Bost & Co.
                                                      Yale Trusts
                                                      P.O. Box 534005
                                                      Pittsburgh, PA 15253-4005

U.S. Sector Fund                                      Cormorant Fund
                                                      c/o GMO
                                                      40 Rowes Wharf
                                                      Boston, MA 02110

         As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.


                                  VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUNDS' SHARES

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the U.S. Core Fund as of June 1, 2001:

                Name and Address                                   % Ownership
                ----------------                                   -----------
Wheeler & Co. f/b/o The Hyams Foundation, Inc.                         20.4
Hutchins Wheeler & Dittmar
Attn.:  Mr. James T. Robinson
101 Federal Street
Boston, MA  02110

Mac & Co. A/C RHFF0207002                                              14.1
(Rose Hills Fdn.)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  1523-3198

The Trustees of Reservations General Endowment                         12.1
572 Essex Street
Beverly, MA  01915

Charles Schwab & Co. Inc.                                               9.8
Special Custody Account - NSCC
101 Montgomery Street
Attn.:  Mutual Funds
San Francisco, CA  94104

Presbyterian Homes & Family Services I                                  5.7
Attn.:  Mr. David Wright CPA
150 Linden Avenue
Lynchburg, VA  24503

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the U.S. Core Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
NRECA                                                                34.4
Attn.:  Patricia A. Murphy
Investment Division
4301 Wilson Boulevard
RS18-305
Arlington, VA  22203-1860

Employee Retirement Plan of Safeway In                               14.4
5918 Stoneridge Mall Road
Pleasanton, CA  94588-3229

            Name and Address                                     % Ownership
            ----------------                                     -----------
Bost & Co. A/C WFHF6202002                                           12.6
f/b/o The Hewlett Foundation
Attn.:  Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA  15230-3198

University of Rochester                                              11.4
Attn.:  Joyce A. Johnson
Wallis Hall, Suite 263
River Campus Box 270012
Rochester, NY  14627-0012

Corning Retirement Master Trust                                      10.0
Attn.:  Lindsay W. Brown
Director Investment Services
Corning Incorporated
One Riverfront Plaza IIQ-E2-34
Corning, NY  14831-0001

Duke University Long Term Endowment PO                                8.9
2200 West Main Street
Suite 1000
Attn.:  Portfolio Accounting
Durham, NC  27705

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tobacco-Free Core Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Dewitt Wallace-Reader's Digest Fund, Inc.                            24.1
Two Park Avenue, 23rd Floor
Attn.:  Rob D. Nagel
New York, NY  10016

Lila Wallace-Reader's Digest Fund, Inc.                              20.6
Two Park Avenue, 23rd Floor
Attn.:  Rob D. Nagel
New York, NY  10016

The Flinn Foundation                                                  9.8
Attn.:  Don Snider
1802 North Central Avenue
Phoenix, AZ  85004-1506

Tufts Associated Health Maintenance Organization Inc.                 9.5
353 Wyman Street
Waltham, MA  02454

The Boston Foundation, Inc.                                           9.3
One Boston Place
24th Floor
Boston, MA  02108

            Name and Address                                     % Ownership
            ----------------                                     -----------
Trustees of Columbia University in the City of New York-Global        8.0
Columbia University
475 Riverside Drive, Suite 401
New York, NY  10115

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Value Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Leland Stanford Junior University II                                 58.2
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

Leland Stanford Junior University I                                   8.4
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Intrinsic Value Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Princeton University Tr                                              89.3
Attn John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Growth Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
The Northern Trust Company, Trustee of The Aerospace
        Corporation Employees Retirement Plan Trust                  44.0
Attn:  Mutual Funds
P.O. Box 92956
Chicago, IL 60675

Surdna Foundation Inc.                                               40.4
Attn:  Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Value Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Bost & Co A/C WFHF6202002                                            18.5
FBO the Hewlett Foundation
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Princeton University Tr                                              11.3
Attn: John D. Sweeney
P.O. Box 35
Princeton,  NH 08544

Trustees of Columbia University in the City of New York-Global        7.8
Columbia University
475 Riverside Drive - Suite 401
New York, NY 10115

Conrad N. Hilton Foundation                                           5.5
100 West Liberty Street - Suite 840
Reno, NV 89501

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Small Cap Growth Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Bost & Co A/C WFHF6202002                                            52.2
FBO the Hewlett Foundation
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

The Fresh Air Fund                                                   12.5
1040 Avenue of the Americas
New York, NY 10018

Claremont Graduate University                                         8.3
Attn; Jennifer Stockton
150 East 10th
Harper 161
Claremont, CA 91711

Surdna Foundation Inc. Global AA                                      7.6
Attn: Mark De Venoge
330 Madison Avenue 30th Floor
New York, NY 10017-5001

            Name and Address                                     % Ownership
            ----------------                                     -----------
The Edna McConnell Clark Foundation                                   6.0
Attn Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the REIT Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Bost & Co A/C WFHF6202002                                            14.8
FBO the Hewlett Foundation
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

Trustees of Columbia University in the City of New York-Global        9.2
Columbia University
475 Riverside Drive, Suite 401
New York, NY  10115

Conrad N. Hilton Foundation                                           7.8
100 West Liberty Street - Suite 840
Reno, NV 89501

Bank of America                                                       7.3
FBO William Barron Hilton Charitable Remainder Trust
9336 Civic Center Drive
Beverly Hills, CA 90210

GMO Global Balanced Allocation Fund                                   6.4
Attn: Ms. Kelly Hubert
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Phillips Exeter Academy                                               5.1
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed U.S. Equities Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Fleet National Bank Metcalf FBO Various Accounts Cash Reinvest       46.9
P.O. Box 92800
Rochester, NY 14692-8900

            Name and Address                                     % Ownership
            ----------------                                     -----------
Cormorant Fund                                                       18.3
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Janet H. Geary                                                       17.5
1211 SW 5th Ave.
Suite 2980
Portland, OR 97204

Krauss & Co FBO Fatta Enterprises LLC                                15.8
Attn Krauss & Co
P.O. Box 1377
Buffalo, NY 14240

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed Small Companies Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Bank of America                                                      29.5
FBO William Barron Hilton Charitable Remainder Trust
9336 Civic Center Drive
Beverly Hills, CA 90210

Francis W. Hatch & S. Parker Gilbert & Robert M. Pennoyer            17.2
      TR U/I 12/11/39 FBO John H C Merck
Attn: Lois B. Wetzel
Sullivan & Cromwell
125 Broad Street 26th Floor
New York, NY 10004

Francis W. Hatch & S. Parker Gilbert & Robert M. Pennoyer            14.0
      TR U/ART 11 F FBO John H C Merck
Attn: Lois B. Wetzel
Sullivan & Cromwell
125 Broad Street 26th Floor
New York, NY 10004

The Noah T. Herndon Trust 1999                                        9.5
Douglas A. Donahue Trustee
Brown Brothers Harriman and Co
Attn: Mr. Douglas A. Donahue Trustee
40 Water Street
Boston, MA 02109

S. Parker Gilbert & Robert M. Pennoyer TR U/ART 11 (G) FBO
        George W. Merck                                               8.0
Attn: Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY 10036

            Name and Address                                     % Ownership
            ----------------                                     -----------
Strafe & Co. FAO T/W                                                  6.3
John G. Stoll - Residuary
BIN # 3401079200
P.O. Box 160
Westerville, OH 43086-0160

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the International Intrinsic Value Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Sisters of The Holy Cross Inc.                                       68.2
c/o Sister Mary Eliza Martin CSC
General Treasurer
313 Bertrand Hall Saint Marys
Notre Dame,  IN 46556-5000

Atwell & Company (Ann L. Weir)                                       20.3
P.O. Box 456
Wall Street Station
New York, NY 10005

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Intrinsic Value Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
President and Fellows of Harvard College                             6.3
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

MAC & Co A/CKREF0756022                                              5.6
Kresge Foundation
Attn: Mutual Funds OPS
P.O. Box 3198
Pittsburgh, PA 15230-3198

MAC & Co A/C IIIF2193342                                             5.1
FBO ISPAT Inland Inc.
Attn: Mutual Funds Operatons
P.O. Box 3198
Pittsburgh, PA 15230-3198

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the International Intrinsic Value Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
State Street Bank as Trustee for the Electronic Data
Systems Corporation                                                  92.2
State Street Bank & Trust Co
Attn: Laura Mears
P.O. Box 1992
Boston, MA 02105-1992

Trustees of Columbia University in the City of New York-Global        7.8
Columbia University
475 Riverside Drive - Suite 401
New York,  NY 10115

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Equity Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
The Edna McConnell Clark Foundation                                  46.1
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026

The Edna McConnell Clark Foundation IN                               21.9
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026

GMO Global Balanced Allocation Fund                                   9.2
Attn: Ms. Kelly Hubert
C/O GMO
40 Rowes Wharf
Boston, MA 02110

Phillips Exeter Academy                                               6.5
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Currency Hedged International Equity Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
Trustees of Columbia University in the City of New York-Global       100
Columbia University
475 Riverside Drive - Suite 401
New York,  NY 10115

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class II Shares of the Foreign Fund as of June 1, 2001:

            Name and Address                                     % Ownership
            ----------------                                     -----------
American Committee for the Weizmann Institute of Science Inc         26.9
Attn: Henry Pavony
130 East 59th Street
10th Floor
New York,  NY 10022

Strafe & Co for the Account of Owensbo                               21.6
Mercy  Health System for Grantham  Mayo
Account 3402815000
P.O. Box 0160
Westerville, OH 43086-0160

Bowen David & Co                                                     10.7
FBO Wentworth Institute of Technology
Attn: Daniel  J. Boissonneault
P.O. Box 1647
Boston, MA 02105-1647

Charles Schwab & Co Inc.                                             10.6
Special Custody Account - NSCC
101 Montgomery Street
Attn:  Mutual Funds
San Francisco, CA 94104

Northern Trust Custodian                                              7.9
FBO Phoenix Childrens Hospital
A/C 26 00849
Attn: Special Assets CB1S
P.O. Box 92956
Chicago, IL 60675-2956

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Fund as of June 1, 2001:

                      Name and Address                         % Ownership
University of Pennsylvania                                        10.8
Attn: Roberta Bell
3535 Market Street
Suite 500
Philadelphia, PA 191043309

Hershey Trust Company                                              9.0
Trustee for Milton Hershey School
P.O. Box 445
100  Mansion Road East
Hershey, PA 17033

Metropolitan Museum of Art                                         8.3
Attn: Mr.  Steve Berstler
Chief  Investment Officer
Fifth Avenue at 82nd Street
New York, NY 100280198

University of Minnesota Foundation                                 8.2
University Gateway Center
200 Oak Street SE
Suite 225
Minneapolis, MN 55454-1020

President and Fellows of Harvard College                           8.0
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210

Swarthmore College - Foreign                                       6.4
500 College Ave
Swarthmore, PA 19081-1397

Lumina Foundation for Education Inc.                               5.1
Attn: Mr. David A. Brown
30 South Meridian Street H917
Indianapolis, IN 462043503

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Foreign Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Princeton University Tr                                           62.3
Attn: John D.Sweeney
P.O. Box 35
Princeton,  NJ 08544

                      Name and Address                         % Ownership
Dewitt Wallace-Reader's Digest Fund-Intl Inc.                     16.4
Two Park Avenue 23rd Floor
Attn: Rob D. Nagel
New York, NY 10016

Lila Wallace-Reader's Digest Fund-Intl Inc.                       14.1
Two Park Avenue 23rd Floor
Attn: Rob D. Nagel
New York, NY 10016

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Foreign Small Companies Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Princeton University Tr                                           54.7
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

FMC Corporation Defined Benefit Retirement Trust                  42.1
200 E. Randolph Drive
Chicago, IL 60601

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Small Companies Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Yale University                                                   33.3
230 Prospect Street
Attn: Theodore D. Seides
New Haven, CT 06511

Princeton University TR                                           27.0
Attn: John D. Sweeney
P.O. Box 35
Princeton,  NJ 08544

Boston & Co A/C NYXF1049682 (Verizon SCA Mutual Fund               6.2
Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Markets Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Charles Schwab & Co Inc.                                          27.5
FBO 51055025
Amherst, MA 01002
Attn: Mutual Fund Operations 33/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc.                                         12.5
FBO 87135695
Sudbury, MA 01776
Attn: Mutual Fund Operations 33/4
101 Montgomery Street
San Francisco, CA 94104

State Street Bank as Trustee for the Electronic Data              10.9
Systems Corporation
State Street Bank & Trust Co
Attn: Laura Mears
P.O. Box 1992
Boston, MA 02105-1992

Charles Schwab & Co. Inc.                                         10.3
FBO 86608687
Shelburne, VT 05482-6304
Attn: Mutual Fund Operations 33/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc.                                         10.1
FBO 87139478
Waltham, MA 02454-0224
Attn: Mutual Fund Operations 33/4
101 Montgomery Street
San Francisco, CA 94104

Charles Schwab & Co. Inc.                                          8.6
FBO 86957261
San Luis OBISPO,
Attn: Mutual Fund Operations 33/4
101 Montgomery Street
San Francisco, CA 94104

The Northern Trust Company as Trustee                              7.0
FBO Mayo Foundation A/C 22-05192
P.O. Box 92956
Chicago, IL 60675

                      Name and Address                         % Ownership
BASF Corporation Pension Master Trust-Emerging                     6.3
3000 Continental Dr North
Mount Olive, NH 07828-1234

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Markets Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Princeton University Tr                                           48.2
Attn John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Washington State Investment Board                                 21.7
Attn: Ms. Nancy Calkins
P.O. Box 40916
2424 Heritage Court SW
Olympia, WA 985040916

Leland Stanford Junior                                            17.6
University II- AA
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

Trustees of Columbia University in the City of New                 6.3
York-Global
Columbia University
475 Riverside Drive - Suite 401
New York,  NY 10115

The Rector and Visitors of the University of Virginia              6.1
UVA Investment Management Company
P.O. Box 400215
Charlottesville, VA 229044215

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Evolving Countries Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Duke University Long-Term (Endowment) Pool - Emerging             25.3
c/o Duke Management Company
2200 W. Main Street, Suite 1000
Durham, NC 27705

GMO International  Equity Allocation Fund                         15.8
Attn: Ms. Kelly Hubert
c/o GMO
40 Rowes Wharf
Boston, MA 02110

                      Name and Address                         % Ownership
The Stupski 1999-1 Charitable Remainder Unitrust                  15.8
Attn: Lawrence J. Stupski
2 Belvedere Place
Suite 110
Mill Valley, CA 94941

First Union National Bank                                         10.8
FBO Alexander & Margaret Stewart Trust
Attn A/C 7013243085
First Union National Bank
1525 West WT Harris BLVD NC 1151
Charlotte, NC 282621151

GMO Global Balanced Allocation Fund                                9.4
Attn: Ms. Kelly Hubert
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Employees' Retirement Plan of Duke University - Emerging           5.4
c/o Duke Management Company
2200 W. Main St., Suite 1000
Durham, NC 27705

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Asia Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Princeton University Tr                                           43.7
Attn: John D. Sweeney
P.O. Box 35
Princeton, NJ 08544

Bost & Co A/C NYXF1741182                                         16.6
(Verizon-Asia)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 152303198

The Trustees of Columbia University in the City of New            10.6
York-Dedicated Asia
Columbia University
475 Riverside Drive, Suite 401
New York, NY 10115

Leland Stanford Junior University II- AA                           8.1
Stanford Management Company
2770 Sand Hill Road
Menlo Park, CA 94025

                      Name and Address                         % Ownership
The Northern Trust Company as Trustee                              7.0
FBO Mayo Foundation A/C 26-07634
P.O. Box 92956
Chicago, IL 60675

The Northern Trust Company as Trustee                              7.0
FBO Mayo Foundation A/C 22-05192
P.O. Box 92956
Chicago, IL 60675

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Tax-Managed International Equities Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Gordon Family Trust                                               34.6
1325 Airmotive Way, Suite 264
Reno,  NV 89502

The Northern Trust TR                                             33.4
Mars Benefit Trust
P.O. Box 92956
Chicago,  IL 60675

Blush & Co                                                         7.0
Old Meadow Partnership
Attn: Manny Diaz
P.O. Box 976
New York, NY 10268

Fiduciary Trust Company International                              5.5
FBO Trust U/W DTD 12/12/96
Michael S. Currier Art 8th
FBO Karin A Griscom
P.O. Box 3199 Church Street Station
New York, NY, 10008

Melvin B & Joan F. Lane Trustees of the Melvin & Joan Lane         5.5
Revocable Trust I Dated 9/14/93
3000 Sand Hill Road
Building 2, Suite 215
Menlo Park, CA 94025

Fleet National Bank Metcalf FBO                                    5.4
Various Accounts Cash Reinvest
P.O. Box 92800
Rochester, NY 146928900

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Domestic Bond Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Trust for Millipore Corporation                                   17.9
Invested Employee Plans - DBF
Attn: Sandra Silvestro
80 Ashby Road M/S E4H
Bedford, MA 01730

The Edna McConnell Clark Foundation                               15.8
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York,  NY 10177-0026

GMO Global Balanced Allocation fund                               14.2
Attn: Ms. Kelly Hubert
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Phillips Exeter Academy                                           12.0
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460

World Wildlife Fund                                                6.6
Attn: Mr. David Rada Financial Officer
1250 24th Street NW, Suite 500
Washington, DC 200371175

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Core Plus Bond Fund as of June 1, 2001:

                      Name and Address                         % Ownership
The Northern Trust Company as Trustee FBO Mayo Foundation         30.2
A/C 26-07633 USB
P.O. Box 92956
Chicago, IL 60675

The Northern Trust Company as Trustee FBO Mayo Foundation         30.2
A/C 22-05191 USB 2
P.O. Box 92956
Chicago, IL 60675

Phillips Exeter Academy                                           10.9
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460

                      Name and Address                         % Ownership
GMO Global Balanced Allocation Fund                               10.9
Attn: Ms. Kelly Hubert
c/o GMO
40 Rowes Wharf
Boston, MA 02110

World Wildlife Fund                                                5.6
Attn: Mr. David Rada Financial Officer
1250 24th Street NW,  Suite 500
Washington, DC  200371175

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Bond Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Saturn & Co A/C 4600712                                           45.5
c/o Investors Bank & Trust Company
FBO The John Hancock Mutual Life
Insurance Company Pension Plan
P.O. Box 9130 FPG90
Boston, MA 021179130

Boston & Co A/C NYXF1049812                                       28.6
(Verizon-IBF)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 152303198

Woods Hole Oceanographic Institution                               6.7
Attn: Paul Clemente
CFO & Assoc Director of Finance and Administration
Mail Stop 39
Woods Hole, MA 02543

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Currency Hedged International Bond Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Metropolitan Opera Association Inc.                               51.4
Attn: Ms Freda Gimpel
Metropolitan Opera Assoc Inc.
Lincoln Center Rm 423A Finance Dept
New York, NY 10023

                      Name and Address                         % Ownership
The Edna McConnell Clark Foundation                               30.4
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 101770026

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Bond Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Fresno County Employees'                                          42.8
Retirement Association
Attn: Gary W. Peterson
P.O. Box 1247
2281 Tulare Street
Fresno, CA 93715

Tufts Associated  Health Maintenance Organization Inc.            18.2
353 Wyman Street
Waltham, MA 02454

 The University of North Carolina At Chapel Hill                  10.1
    Foundation Investment Fund Inc. Global Fixed
    Income Account Investment Office
 308 West Rosemary St. Suite 203
 Chapel Hill, NC 27516

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Fund as of June 1, 2001:

                      Name and Address                         % Ownership
GMO Emerging Country Debt Share Fund                              23.3
Attn: Rick Okerman
40 Rowes Wharf
Boston, MA 02110

Saturn & Co A/C 4600712                                            6.2
c/o Investors Bank & Trust Company
FBO The John Hancock Mutual Life
Insurance Company Pension Plan
P.O. Box 9130 FPG90
Boston, MA 02117-9130

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class IV Shares of the Emerging Country Debt Fund as of June 1, 2001:

                      Name and Address                         % Ownership
San Francisco City & County Retirement System                     37.5
Attn: Ted Wong
Head Accountant
30 Van Ness Avenue - Suite 3000
San Francisco, CA 94102

Chase Manhattan Bank, TTEE                                        35.5
For General Motors Employees
Global Group Pension Trust
4 Chase Metrotech Center
18th Floor, Attn: Ms. Norma J. Duckson
Brooklyn, NY 11245

Bost & Co A/C NYXF1049662                                          6.6
(Verizon-ECDF)
Mutual Funds Operation
P.O. Box 3198
Pittsburgh, PA  152303198

Bost & Co A/C NYXF1776322 (Verizon ECD                             6.5
Attn: Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198

The Chase Manhattan Bank as Directed Trustee for the IBM           5.0
Personal Pension Plan Trust
Attn: Mr. Michael Lynch
3 Chase Metrotech Center 5th Floor
Brooklyn, NY 11245

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Short-Term Income Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Boston & Co A/C NYXF1049822                                       72.2
(Verizon-STIF)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 152303198

Mac & Co A/C DOMF8710092                                           6.1
FBO Dominion Resources
Attn: Mr. Donald Borneman
P.O. Box 3198
Pittsburgh, PA 152303198

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Hedged Equity Fund as of June 1, 2001:

                      Name and Address                         % Ownership
The Edna McConnell Clark Foundation                               40.8
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026

World Wildlife Fund                                               11.6
Attn: Mr. David Rada Financial Officer
1250 24th Street NW, Suite 500
Washington, DC 200371175

Cormorant Fund                                                    10.7
c/o GMO
40 Rowes Wharf
Boston, MA 02110

Educational Broadcasting Corporation                               7.8
Attn: Mr. Frank Pesce
Executive Director - Accounting
450 W. 33rd Street
New York, NY 10001

Yale University Retiree Health Benefit                             6.3
Coverage Trust
230 Prospect Street
New Haven, CT 06511

St. Mark's School                                                  6.1
Attn: Robert D. Meyer Business Manager
25 Marlborough Road
Southborough, MA 01772-9105

The Northern Trust as Trustee of the Contigroup Companies          5.7
Master Retirement Trust
Attn: Mutual Funds
50 South LaSalle Street
Chicago, IL 60675

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Inflation Indexed Bond Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Bank of America                                                   11.9
FBO William Barron Hilton
Charitable Remainder Trust
9336 Civic Center Drive
Beverly Hills, CA 90210

                      Name and Address                         % Ownership
GMO Global Balanced Allocation Fund                               11.2
Attn: Ms. Kelly Hubert
c/o GMO
40 Rowes Wharf
Boston, MA 02110

The Jeremy and Hannelore Grantham Charitable Trust                 9.5
c/o GMO
40 Rowes Wharf
Boston, MA 02110

The Edna McConnell Clark Foundation                                8.5
Attn: Mr. Ralph Stefano
Director of Finance
250 Park Avenue
New York, NY 10177-0026

Employees Retirement Plan of Agway Inc.                            7.2
Boston Safe Deposit & Trust Co.
Attn: Craig O. Thomas
P.O. Box 4933
Syracuse, NY 132214933

Phillips Exeter Academy                                            6.0
Attn: Joseph E. Fellows
20 Main Street
Exeter, NH 03833-2460

Sarah & William Hambrecht                                          5.4
Family Foundation
Attn: Mr. Nick Giordano
539 Bryant Street
Suite 100
San Francisco, CA 94107

World Wildlife Fund                                                5.2
Attn: Mr. David Rada Financial Officer
1250 24th Street NW, Suite 500
Washington, DC 20037-1175

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Emerging Country Debt Share Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Sprint Corporate Master Trust                                      100
Attn: William N. Searcy, Jr.
2320 Shawnee Mission Pkwy
Westwood, KS 66205

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the International Equity Allocation Fund as of June 1, 2001:

                      Name and Address                         % Ownership
MD Co. FBO Memorial Drive Trust                                   26.0
c/o MDT Advisors Inc.
Attn: Kelly Corwin
125 Cambridge Park Dr.
Cambridge, MA 02140-2314

Regenstrief Foundation, Inc.                                      18.2
Global Equity Fund
1001 West Tenth Street
Indianapolis, IN 46202

Wenner-Gren Foundation                                            15.9
Attn: Maugha Kenny
220 Fifth Avenue
New York, NY 10001-7780

The Raymond and Gertrude R. Saltzman Foundation                    8.8
Suite 105 East Cooper River Plaza
2400 McClellan Avenue
Pennsauken, NJ 08109

Saturn & Co.                                                       5.5
FBO Retirement Plan of Lawrence Memorial Hospital
Mr. Mark J. Blass, Chief Financial Officer
170 Governors Avenue
Medford, MA 02155

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the World Equity Allocation Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Mars & Co. (Bridgewater College)                                  99.8
c/o Investors Bank & Trust
P.O. Box 9130
Boston, MA 02117

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global (U.S.+) Equity Allocation Fund as of June 1, 2001:

                      Name and Address                         % Ownership
Bost & Co.                                                        87.0
Yale Trusts
P.O. Box 534005
Pittsburgh, PA 15253-4005

                      Name and Address                         % Ownership
Helen Benedict Foundation Inc.                                     7.6
Mr. Marc Devenoge
Chief Financial Officer Surdna FDN
330 Madison Avenue, 30th Floor
New York, NY 10017-5001

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the Global Balanced Allocation Fund as of June 1, 2001:

                    Name and Address                           % Ownership
Escuela Agricola Panamericana Inc.                                14.7
Attn: James S. Hughes
88 Broad Street
Boston, MA 02110

Clipper Ship Foundation Inc.                                      11.9
Attn: Ms. Pamela Desrosiers
77 Summer Street, 8th Floor
Boston, MA 02110

Japan International                                               10.6
Christian University Foundation
Attn: Laura Sellers
475 Riverside Drive, Suite 439
New York, NY 10115

Presbyterian Homes & Family Services I                            10.0
Attn: Mr. David Wright, CPA
150 Linden Avenue
Lynchburg, VA 24503

American Society of Hematology                                     9.8
Unrestricted Account
Attn: Martha Liggett, Executive Director
1900 M Street NW, Suite 200
Washington, DC 20036

New Cycle Foundation                                               9.1
c/o Eleanor Rosenthal
Peregrine Financial Corporation
84 State Street, Suite 900
Boston, MA 02109

         The following chart sets forth the names, addresses and percentage ownership of those shareholders owning beneficially 5% or more of the outstanding Class III Shares of the U.S. Sector Fund as of June 1, 2001:

                    Name and Address                           % Ownership
Cormorant Fund                                                     100
c/o GMO
40 Rowes Wharf
Boston, MA 02110


                              FINANCIAL STATEMENTS

      The Trust's audited financial statements for the fiscal year ended February 28, 2001 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to the Pelican Fund and the Alpha LIBOR Fund) hereby incorporated in this Statement of Additional Information by reference.

                                    GMO TRUST
                          SPECIMEN PRICE MAKE-UP SHEETS

         Following are computations of the total offering price per share for each class of shares of each Fund of the Trust (except for the Pelican Fund and the Alpha LIBOR Fund) offering shares of beneficial interest as of February 28, 2001, in each case based upon their respective net asset values and shares of beneficial interest outstanding at the close of business on February 28, 2001.

U.S. Core Fund-Class II
  Net Assets at Value (Equivalent to $13.94 per share based      $   114,454,010
on 8,210,919 shares of beneficial interest outstanding)

  Offering Price                                                 $         13.94

U.S. Core Fund-Class III
  Net Assets at Value (Equivalent to $13.95 per share based      $ 1,532,123,743
on 109,793,442 shares of beneficial interest outstanding)

  Offering Price                                                 $         13.95

U.S. Core Fund-Class IV
  Net Assets at Value (Equivalent to $13.94 per share based      $ 1,287,841,604
on 92,399,701 shares of beneficial interest outstanding)

  Offering Price                                                 $         13.94

Tobacco-Free Core Fund-Class III
  Net Assets at Value (Equivalent to $12.29 per share based      $   260,431,744
on 21,185,649 shares of beneficial interest outstanding)

  Offering Price                                                 $         12.29

Value Fund-Class III
  Net Assets at Value (Equivalent to $9.57 per share based       $   247,970,788
on 25,911,907 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.57

Intrinsic Value Fund-Class III
   Net Assets at Value (Equivalent to $10.84 per share           $    50,864,466
based on 4,690,711 shares of beneficial interest
outstanding)

  Offering Price                                                 $         10.84

Growth Fund-Class III
  Net Assets at Value (Equivalent to $21.19 per share based      $   114,987,865
on 5,426,756 shares of beneficial interest outstanding)

  Offering Price                                                 $         21.19

Small Cap Value Fund-Class III
  Net Assets at Value (Equivalent to $13.86 per share based      $   305,178,162
on 22,024,187 shares of beneficial interest outstanding)

  Offering Price ($13.86 x 100/99.50) *                          $         13.93

----------------------
         *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

Small Cap Growth Fund-Class III
  Net Assets at Value (Equivalent to $19.08 per share based      $    19,956,540
on 1,045,923 shares of beneficial interest outstanding)

  Offering Price ($19.08 x 100/99.50) *                          $         19.18

REIT Fund-Class III
  Net Assets at Value (Equivalent to $10.31 per share based      $   133,420,329
on 12,942,881 shares of beneficial interest outstanding)

  Offering Price                                                 $         10.31

Tax-Managed U.S. Equities Fund-Class III
Net Assets at Value (Equivalent to $12.08 per share based        $    11,417,943
on 945,581 shares of beneficial interest outstanding

Offering Price                                                   $         12.08

Tax-Managed Small Companies Fund-Class III
Net Assets at Value (Equivalent to $10.54 per share based        $    41,041,605
on 3,895,058 shares of beneficial interest outstanding)

Offering Price ($10.54 x 100/99.50)                              $         10.59

International Intrinsic Value Fund-Class II
  Net Assets at Value (Equivalent to $20.30 per share based      $    15,284,153
on 753,033 shares of beneficial interest outstanding)

  Offering Price                                                 $         20.30

International Intrinsic Value Fund-Class III
  Net Assets at Value (Equivalent to $20.37 per share based      $ 1,280,602,537
on 62,864,634 shares of beneficial interest outstanding)

  Offering Price                                                 $         20.37

International Intrinsic Value Fund-Class IV
  Net Assets at Value (Equivalent to $20.37 per share based      $   155,557,976
on 7,634,807 shares of beneficial interest outstanding)

  Offering Price                                                 $         20.37

Currency Hedged International Equity Fund-Class III
  Net Assets at Value (Equivalent to $9.25 per share based       $    49,332,004
on 5,334,365 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.25

Currency Hedged International Equity Fund-Class IV
  Net Assets at Value (Equivalent to $9.23 per share based       $    60,011,062
on 6,500,668 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.23

Foreign Fund-Class II
  Net Assets at Value (Equivalent to $11.21 per share based      $    61,680,719
on 5,503,655 shares of beneficial interest outstanding)

  Offering Price                                                 $         11.21

Foreign Fund-Class III
  Net Assets at Value (Equivalent to $11.22 per share based      $ 1,019,540,895
on 90,859,386 shares of beneficial interest outstanding)

  Offering Price                                                 $         11.22

----------------------
         *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

Foreign Fund-Class IV
  Net Assets at Value (Equivalent to $11.22 per share based      $   144,425,003
on 12,868,163 shares of beneficial interest outstanding)

  Offering Price                                                 $         11.22

Foreign Small Companies Fund-Class III
Net Assets at Value (Equivalent to $9.68 per share based on      $    61,243,626
6,324,401 shares of beneficial interest outstanding)

Offering Price                                                   $          9.68

International Small Companies Fund-Class III
  Net Assets at Value (Equivalent to $11.68 per share based      $   187,092,618
on 16,019,289 shares of beneficial interest outstanding)

  Offering Price ($11.68 x 100/99.00)*                           $         11.80

Emerging Markets Fund-Class III
  Net Assets at Value (Equivalent to $9.04 per share based       $   560,204,679
on 61,988,779 shares of beneficial interest outstanding

  Offering Price ($9.04 x 100/98.40) *                           $          9.19

Emerging Markets Fund-Class IV
  Net Assets at Value (Equivalent to $9.03 per share based       $   467,619,386
on 51,785,064 shares of beneficial interest outstanding)

  Offering Price ($9.03 x 100/98.40)*                            $          9.18

Evolving Countries Fund-Class III
  Net Assets at Value (Equivalent to $8.81 per share based       $    52,239,199
on 5,931,232 of beneficial interest outstanding)

  Offering Price ($8.81 x 100/98.40) *                           $          8.95

Asia Fund-Class III
  Net Assets at Value (Equivalent to $7.87 per share based       $   113,927,163
on 14,477,125 shares of beneficial interest outstanding)

  Offering Price ($7.87 x 100/98.80) *                           $          7.97

Tax-Managed International Equities Fund - Class III
Net Assets at Value (Equivalent to $10.79 per share based        $    75,537,636
on 6,998,167 shares of beneficial interest outstanding)

Offering Price                                                   $         10.79

Global Hedged Equity Fund-Class III
  Net Assets at Value (Equivalent to $8.73 per share based       $    56,499,044
on 6,468,289 shares of beneficial interest outstanding)

  Offering Price                                                 $          8.73

Domestic Bond Fund-Class III
  Net Assets at Value (Equivalent to $9.98 per share based       $   170,533,960
on 17,090,473 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.98

Core Plus Bond Fund-Class III
  Net Assets at Value (Equivalent to $10.17 per share based      $   156,411,859
on 15,373,717 shares of beneficial interest outstanding)

  Offering Price                                                 $         10.17

----------------------
         *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

International Bond Fund-Class III
  Net Assets at Value (Equivalent to $9.44 per share based       $   212,590,706
on 22,516,602 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.44

Currency Hedged International Bond Fund-Class III
  Net Assets at Value (Equivalent to $9.72 per share based       $    18,102,230
on 1,862,938 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.72

Global Bond Fund-Class III
  Net Assets at Value (Equivalent to $10.04 per share based      $   291,112,301
on 29,004,135 shares of beneficial interest outstanding)

  Offering Price                                                 $         10.04

Emerging Country Debt Fund-Class III
  Net Assets at Value (Equivalent to $8.96 per share based       $   430,002,517
on 47,991,362 shares of beneficial interest outstanding)

  Offering Price ($8.96 x 100/99.50) *                           $          9.01

Emerging Country Debt Fund-Class IV
  Net Assets at Value (Equivalent to $8.95 per share based       $   579,912,286
on 64,770,734 shares of beneficial interest outstanding)

  Offering Price ($8.95 x 100/99.50)*                            $          8.99

Short-Term Income Fund-Class III
  Net Assets at Value (Equivalent to $9.92 per share based       $    40,504,975
on 4,084,388 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.92

Inflation Indexed Bond Fund-Class III
  Net Assets at Value (Equivalent to $10.64 per share based      $    65,886,861
on 6,192,009 shares of beneficial interest outstanding)

  Offering Price                                                 $         10.64

Emerging Country Debt Share Fund - Class III
  Net Assets at Value (Equivalent to $8.90 per share based       $   102,481,446
on 11,509,590 shares of beneficial interest outstanding)

  Offering Price                                                 $          8.90

International Equity Allocation Fund-Class III
  Net Assets at Value (Equivalent to $9.67 per share based       $    72,975,220
on 7,548,084 shares of beneficial interest outstanding)

  Offering Price                                                 $          9.67

World Equity Allocation Fund-Class III
  Net Assets at Value (Equivalent to $8.99 per share based       $    11,020,598
on 1,226,158 shares of beneficial interest outstanding)

  Offering Price                                                 $          8.99

Global (U.S.+) Equity Allocation Fund-Class III
  Net Assets at Value (Equivalent to $8.92 per share based       $    42,775,779
on 4,793,308 shares of beneficial interest outstanding)

  Offering Price                                                 $          8.92

----------------------
         *Represents maximum offering price charged on certain cash purchases. See "How to Purchase Shares" in the Prospectus.

Global Balanced Allocation Fund-Class III
  Net Assets at Value (Equivalent to $10.80 per share based      $   112,704,495
on 10,439,417 shares of beneficial interest outstanding)

  Offering Price                                                 $         10.80

U.S. Sector Fund-Class III
  Net Assets at Value (Equivalent to $5.11 per share based       $       253,242
on 49,529 shares of beneficial interest outstanding)

  Offering Price                                                 $          5.11

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

      1.    An application for rating was not received or accepted.

      2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

      3.    There is lack of essential data pertaining to the issue or issuer.

      4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.

                            SUPPLEMENTAL INFORMATION

Following is supplemental information about certain of the Funds of GMO Trust.

GMO U.S. Core Fund

The U.S. Core Fund is managed to outperform the S&P 500 Index by 2% per annum over a complete market cycle with low risk. The U.S. Core Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market. The Fund features a bear market bias, and typically delivers more value-added relative to the S&P 500 in down markets than in up markets.

The investment process for The U.S. Core Fund begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three strategies. These strategies include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) normalized earnings; and (3) momentum. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The U.S. Core Fund is constructed using a proprietary technique to control risk. Each strategy is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 200 - 250 stocks. Portfolio turnover averaged 82% over the last 5 years.

GMO Tobacco-Free Core Fund

The Tobacco-Free Core Fund is managed to outperform the S&P 500 Index by 2% per annum over a complete market cycle with low risk. The Tobacco-Free Core Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market excluding those stocks of companies that are tobacco producing issuers. The Fund features a bear market bias, and typically delivers more value-added relative to the S&P 500 in down markets than in up markets.

The investment process for The Tobacco-Free Core Fund begins with a universe represented by the largest 600 capitalized stocks in the U.S. market except for those stocks which derive more than 10% of gross revenue from tobacco related businesses. Stocks are compared to one another and evaluated on a monthly basis using three strategies. These strategies include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) normalized earnings; and (3) momentum. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Tobacco-Free Core Fund is constructed using a proprietary technique to control risk. Each strategy is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is managed by adjusting industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 200-250 stocks. Portfolio turnover averaged 94% over the last 5 years.

GMO Value Fund

The Value Fund is a large-cap, fundamentally driven, equity fund benchmarked versus the Russell 1000 Value Index. It is the flagship product of the U.S. Active Division of GMO, a team lead by Dick Mayo, one of GMO's founding members. The team is comprised of 10 investment professionals who utilize a combination of top-down sector research and traditional bottom-up company research to discover fundamentally undervalued stocks.

The U.S. Active teams believes that the market is inefficient, and that a portfolio of stocks with low expectations but sound fundamentals will, as profitability and/or perception improve, substantially outperform the broader market. In addition, by understanding risk in an absolute (and not just relative) sense, they construct portfolios with below-market risk.

The team evaluates stocks using a combination of fundamental and quantitative research. The eligible investment universe is constructed using a proprietary Dividend Discount Model to identify the best values in the marketplace and to screen for inexpensive stocks. Traditional fundamental analysis is then applied to the securities in each sector in order to explore and verify compelling opportunities. The team seeks the following telltale signs in companies: unappreciated earnings power or growth rate; situations where profitability can be improved; companies whose price may have suffered due to perception anomalies; and companies with undervalued assets (businesses or commodities) not given fair value in the stock market. The team's definition of value is more flexible than for many value managers - allowing the Fund to be opportunistic in owning growth stocks whose price may have temporarily suffered, or whose shareholder base may be shifting.

We build the portfolio stock by stock. Risk is controlled primarily through valuation, as all stocks are bought at a discount to fair value. We sell when stocks become fully valued, and to take price risk out of the portfolio by cycling into more deeply undervalued opportunities.

GMO Intrinsic Value Fund

The Intrinsic Value Fund is managed to outperform the Russell 1000 Value Index by 3% per annum over a complete market cycle with low risk. The Intrinsic Value Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized value sector of the U.S. equity market.

The investment process for The Intrinsic Value Fund begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using two disciplines: intrinsic value (GMO's proprietary dividend discount model) and normalized earnings, a traditional value measure. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio increases.

The Intrinsic Value Fund is constructed using a proprietary technique to control risk. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups, and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 300 - 350 stocks. Portfolio turnover is expected typically to be 40%-60% annually and has averaged 62% since inception.

GMO Growth Fund

The Growth Fund is managed to outperform the Russell 1000 Growth Index by 3% per annum over a complete market cycle with low risk. The Growth Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized growth sector of the U.S. equity market.

The investment process for The Growth Fund begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three stock strategies. These strategies include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) momentum; and (3) earnings surprise. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Growth Fund is constructed using a proprietary technique to control risk. Each of the three strategies is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, exposure to market capitalization groups, quality and cyclical companies. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 200 - 250 stocks. Portfolio turnover is typically 70% - 90% per year.

GMO Small Cap Value Fund

The Small Cap Value Fund is managed to outperform the Russell 2500 Value Index by 2% per annum over a complete market cycle. The Small Cap Value Fund is a structured

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portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap value sector of the U.S. equity market.

The investment process for The Small Cap Value Fund begins with a universe generally represented by the Russell 2500 Value Index. Three strategies are used to evaluate and rank stocks: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/book; and (3) price momentum. Stocks that are inexpensive based on any of these strategies are ranked highly. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Small Cap Value Fund is constructed using a proprietary technique to control risk. Each strategy is associated with an appropriate holding period. Stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The portfolio generally holds 500 - 600 stocks and turnover averaged 65% over the last 5 years.

GMO Small Cap Growth Fund

The Small Cap Growth Fund is managed to outperform the Russell 2500 Growth Index by 3% per annum over a complete market cycle. The Small Cap Growth Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap growth sector of the U.S. equity market.

The investment process for The Small Cap Growth Fund begins with a universe generally represented by the Russell 2500 Growth Index. Three strategies are used to evaluate and rank stocks: (1) the trend in consensus analyst estimates;
(2) price momentum; and (3) earnings surprise. Stocks that demonstrate strong momentum based on any of these strategies are ranked highly. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Small Cap Growth Fund is constructed using a proprietary technique to control risk. Each of the three strategies is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The portfolio generally holds 400 - 500 stocks and turnover averaged 118% over the last 5 years.

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GMO REIT Fund

The REIT Fund seeks high total return through long-term growth of capital and moderately high current yields by investing in real estate securities issued by companies that invest in real estate or real estate-related assets. The Fund's goal is to outperform the Morgan Stanley REIT Index by 1.5% per year, net of fees, with moderate risk. The Fund uses both top-down (property market and sector level) analysis and judgment along with bottom-up (value and growth) valuation methodologies to identify and hold the most attractive real estate equity investments in a diversified portfolio.

The REIT Fund's investment process selects from a universe of publicly-traded real estate stocks with market capitalization greater than $100 million (approximately 150 companies). Managers use three analytic methods to evaluate securities: (1) quality adjusted growth (current price relative to a present value that assesses forecasted cash flow growth adjusted for both sector and company specific risk); (2) fundamental value (stocks which score well using traditional value measures such as dividend yield and price to cash earnings ratio); and (3) asset valuation (companies whose assets are reasonably priced based on property market fundamentals). Quality and sustainability of cash flow, limited capital structure risks, and quality of management all contribute to managers' judgment in final stock selection. Investment decisions assume holding periods of 12 to 36 months, although interim trading is used to enhance performance.

Sector allocations are determined by manager judgment after analyzing securities valuations by sector and assessing property market trends such as supply/demand, rental rate and market return expectations. Within this sector allocation framework, stocks are selected according to the methodology described above and weighted on attractiveness while trying to minimize benchmark risk. Trades are executed on GMO's trading floor.

GMO Tax-Managed U.S. Equities Fund

The Tax-Managed U.S. Equities Fund is managed to outperform the S&P 500 Index after tax by 1%-2% per annum over a complete market cycle with low risk. The Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market while controlling taxable transactions at the fund level. The Fund features a bear market bias and typically delivers more value-added relative to the S&P 500 in down markets than in up markets.

The investment process for The Tax-Managed U.S. Equities Fund begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) normalized earnings; and (3) momentum. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Tax-Managed U.S. Equities Fund is constructed using a proprietary technique to control both risk and taxes. Each discipline is associated with an
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period. Positions are scaled to market capitalization and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. The tax effects of proposed trade are examined on a lot-by-lot basis. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 150-250 stocks.

GMO Tax-Managed Small Companies Fund

The Tax-Managed Small Companies Fund seeks to outperform the Russell 2500 Index after tax by 2%-3% per year with moderate risk. The Fund is a structured portfolio that uses fundamental investment principles, tax management techniques and quantitative portfolio optimization to provide small- and mid-cap equity exposure while controlling taxable transactions at the fund level.

The investment process for The Tax-Managed Small Companies Fund begins with a universe of companies included in, or with total market capitalization similar to, the Russell 2500 Index.

Three disciplines are used to evaluate and rank stocks: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/book; and (3) price momentum. Stocks that are inexpensive based on any of these disciplines are ranked highly. Weighting of the disciplines is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio increases.

The Tax-Managed Small Companies Fund is constructed using proprietary techniques to control both risk and potential tax effects. The tax effects of a proposed trade are examined on a lot-by-lot basis. Risk is controlled with respect to sector weights, market capitalization and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The resulting portfolio holds 400-500 stocks.

GMO International Intrinsic Value Fund

The International Intrinsic Value Fund seeks to outperform the MSCI EAFE Index by 2-3% per annum, net of fees. The International Intrinsic Value Fund is a disciplined value portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity exposure, while controlling risk relative to the benchmark.

The investment process for the International Intrinsic Value Fund begins with a universe generally represented by the MSCI EAFE universe plus Canada (approximately 2500 stocks). The fund uses disciplined value techniques to assess countries, sectors (big vs. small, cyclical vs. defensive), currencies, and stocks. Risk and return forecasts are made for sectors, currencies and stocks using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. The

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following represent some of the major factors that the manager monitors and evaluates in creating forecasted returns: country valuation - price-to-earnings, dividend yield, positive GDP trends, positive market sentiment, industrial competitiveness as defined by nominal and real interest rates; sector valuation
- proprietary dividend discount model, price-to-earnings, economic sensitivity, profitability and size; stock valuation - price-to-book, stability of return-on-equity, momentum of earnings revisions, stock price momentum and neglect with recent momentum; and currency valuation - export and producer price parity, balance of payments, interest rate differential and strong relative strength. The manager believes these factors/characteristics maintain persistent, causal relationships and therefore allow the manager to better forecast returns for stocks within different countries.

The International Intrinsic Value Fund is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Trading baskets are then compiled with a mindful eye on trading impact. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts and will hold approximately 750 securities.

GMO Currency Hedged International Equity Fund

The Currency Hedged International Equity Fund seeks to outperform the MSCI EAFE Hedged Index by 2-3% per annum, net of fees, through investment to varying extents in other GMO Funds ("underlying Funds").

The Currency Hedged International Equity Fund invests primarily in the International Disciplined Equity Fund, International Intrinsic Value Fund and International Growth Fund. The Currency Hedged International Equity Fund may also invest in other GMO Funds and will use derivatives.

The Currency Hedged International Equity Fund intends to be fully invested, and will not generally take temporary defensive positions through investment in cash and high quality money market instruments. The Fund will be nearly fully exposed to equity securities of non-U.S. issuers through investment in the underlying Funds. The Currency Hedged International Equity Fund may use exchange-traded and over-the-counter derivatives and related instruments to adjust its foreign currency exposure.

The Currency Hedged International Equity Fund's assets are allocated among the underlying Funds based on the Manager's analysis of the relative attractiveness of value versus growth investing styles, measured primarily by the discount at which value stocks trade relative to growth stocks generally, as well as on the Manager's predicted returns of the two styles in the markets. Initially, the Manager expects to allocate substantially all of the Fund's assets to the International Intrinsic Value Fund. In a value/growth neutral position, the Manager will allocate among the underlying Funds based on the Manager's evaluation of (i) the underlying Funds' investments in individual stocks; (ii)
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underlying Funds' weighting of investments in particular countries or regions;
and (iii) the expected costs of investment alternatives.

The Manager uses fundamental and quantitative investment principles to create forecasted returns for currencies, examining factors such as relative valuations, export and producer price parity, balance of payments and interest rates. The Currency Hedged International Equity Fund will look through to the underlying Funds' holdings to measure base currency exposure and then attempt to apply a currency overlay to hedge at least 70%of the foreign currency exposure in the underlying Funds' investments back to the U.S. dollar. In addition, the Currency Hedged International Equity Fund may take active positions relative to a fully hedged benchmark.

GMO Foreign Fund

GMO's International Active Division manages international equity products including the Foreign Fund. We seek to outperform the MSCI EAFE Index by 300 basis points net of fees per annum over a cycle. International Active has established itself as a disciplined fundamental value investor with an 18-year track record. Asset growth and portfolio turnover are controlled to safeguard value added.

The methodology for International Active is value driven at both the country and stock level. Country weights are determined by sorting countries on value measures. The first measure of value used is price to fair value, a dividend discount model. Other measures used are aggregate market price to earnings and price to book ratios. Over- and under-weightings relative to the EAFE Index are determined by a cumulative value score for each country and by fundamental input from the portfolio manager responsible for that country. Country selection has accounted for approximately 40% of value added in this division.

Stock selection starts with a disciplined quantitative stock screening process that sorts companies within countries. Well over 4000 stocks in the database are sorted by value measures of price to earnings, price to book, price to cash flow and yield. The principle driver of stock selection is traditional fundamental research by the portfolio managers. The managers have sole responsibility by country. Their attention is focused on the companies that fall in the cheapest 30% of the market on any of these four measures. Their research includes a review of the sector, published company information and analysis, and frequent travel to meet with companies and other knowledgeable market participants. All companies outside the U.S. are eligible for inclusion. Exposure to emerging markets will range between 0 and 10%.

The portfolios managed by International Active have diversified stock positions and may have, depending on market valuations, aggressive country bets against the EAFE Index. The portfolios may be up to 30% hedged. There is no cross hedging in this product. Turnover is low and has averaged about 30% over the life of the funds.

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GMO Foreign Small Companies Fund

GMO's International Active Division manages international equity products including the Foreign Small Companies Fund. The Fund seeks to outperform the Salomon Smith Barney EMI World ex-U.S. Index by 300 basis points net of fees per annum over a cycle. The International Active Division has established itself as a disciplined fundamental value investor with a 19-year track record in the international markets.

The methodology for International Active is value driven at both the stock and country level. Stock Selection starts with disciplined quantitative screening which sorts companies in the 30% smallest part of the universe by country. Over 3700 companies in the Salomon Smith Barney EMI World ex-U.S. universe are sorted by value measures of price to earnings, price to book, price to cash flow and yield. The principle driver of stock selection is the traditional fundamental research by the portfolio managers. The managers have sole responsibility by country. Their attention is focused on those companies that fall in the cheapest 30% of the universe on any of these four measures. Their research includes a review of the sector or industry, published company information and analysis and frequent travel to meet with companies and other knowledgeable market participants. All companies outside the U.S., including but not limited to those in the Salomon Smith Barney EMI World ex-U.S. universe, are eligible for inclusion.

Country selection takes into account the relative size of the different foreign markets, while allocating funds into those that show the most promising value situations in the small cap area. Specific valuation opportunities will influence the allocation of assets.

The Foreign Small Companies Fund is constructed on a stock-by-stock basis. Because the primary focus of the strategy is stock selection, country and sector "bets" are incorporated into the portfolio as a result of bottom-up analysis of the fundamental prospects for small value companies.

GMO International Small Companies Fund

The International Small Companies Fund seeks to outperform the SSB EMI World ex-U.S. Index by 3-4% per annum, net of fees. The International Small Companies Fund is a structured value portfolio which uses fundamental investment principles and quantitative applications to provide small cap international equity exposure in markets which demonstrate the most compelling values.

The investment process for the International Small Companies Fund begins with a universe of the MSCI EAFE universe plus Canada (approximately 2500 stocks). The methodology can be broken down into two components, valuation and portfolio construction. The valuation process occurs in three primary areas: country, sector and currency. This large scale, quantitative evaluation is focused primarily on the small cap portion of the universe (defined as the smallest 25% of market cap for each country) and enables the manager to create forecasted risk and return information on countries, sectors and currencies. Forecasted returns are calculated using historic, current and future

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estimates of financial data that relates the current economic scenario to historic and future return patterns. The following represent some of the major factors that the manager monitors and evaluates in creating forecasted values: country valuation - price/earnings, dividend yield, price/book, price/cash flow and price/fair value; sector valuation - capitalization; and currency valuation
- export and producer price parity, balance of payments, interest rate differential and strong relative strength. The manager believes these factors maintain persistent causal relationships and therefore allow the manager to better forecast returns for stocks within different countries. Once this risk and return information is determined the manager then will buy groups of stocks which appear to be the most attractively valued on the aforementioned valuation parameters.

The International Small Companies Fund is constructed using a process that emphasizes groups of stocks that look favorable on numerous valuation measures. As each stock is added to the portfolio, the stock's contribution to the risk of the portfolio is monitored in comparison to the benchmark. Once the optimization process is complete, a trade sheet of buys and sells is sent directly to the manager's trading floor where they are executed. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts and will hold approximately 550 securities.

GMO Emerging Markets Fund

The Emerging Markets Fund strives to outperform the IFC Investable Index by 4% per annum over a 5 year period, with controlled risk. The Emerging Markets Fund is a structured value portfolio which uses fundamental investment principles and quantitative approaches to provide broad emerging market equity exposure. This fund has a strong value and small capitalization bias relative to other emerging markets funds.

The Emerging Market strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in the IFC Investable universe of 2000 companies. The strategy is based on traditional and quantitative tools to analyze valuation levels and purchase those stocks that can best exploit major inefficiencies between and within various emerging countries. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models includes: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here, factors such as price-to-book, quality, and forecast earnings momentum are combined to assess the relative attractiveness of each individual stock. Finally, sectors are analyzed at both a global and

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market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. It is our belief that many of these factors/characteristics will persist in the future, however, we understand that the fundamentals and psychology which drive emerging markets change very rapidly. Therefore, as countries become more developed or fall into turmoil, our process dynamically adjusts its strategies accordingly to better represent the current investment scenario.

The Emerging Markets portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts.

GMO Evolving Countries Fund

The Evolving Countries Fund strives to outperform the IFC Investable Index by 4% per annum over a five year period, with controlled risk. The Evolving Countries Fund is a liquid, structured portfolio which uses fundamental investment principles and quantitative applications to provide broad emerging market equity exposure. This fund has a high liquidity and earnings momentum-oriented bias relative to other emerging markets funds.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models include: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here factors such as forecast earnings momentum, earnings revisions, and forecast price-to-earnings are combined to assess the relative attractiveness of each individual stock. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. It is our belief that many of these factor/characteristic correlations will persist in the future, however, we understand that the fundamentals and psychology which drive emerging markets change very rapidly. Therefore, as countries become more developed or fall into turmoil, our process dynamically adjusts its strategies accordingly to better represent the current investment scenario.

The Evolving Countries portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts.

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GMO Asia Fund

The Asia Fund seeks high total return through investments in equity and equity-related securities in Asian markets. The Fund was established to take advantage of opportunities created by the collapse of Asian currencies and markets that began in the latter half of 1997. While the crisis seems to have subsided, the Fund continues to seek out the countries and companies that will benefit most from both the cyclical recovery and the secular shift to shareholder values. The Asia Fund seeks to outperform its benchmark, the GMO Asia 7 Index,* by 4% annually over a five-year period.

The Asia Fund uses a disciplined approach to identify the most attractive countries, sectors, and stocks within the Fund's universe. This universe is comprised primarily of companies traded in Asian countries other than Japan. The strategy is based on quantitative and traditional tools that analyze valuation levels and recommend purchase of those stocks that can best exploit major inefficiencies between and within various Asian markets.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. Fundamental analysis and judgment is overlaid into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities that a strict quantitative approach would potentially miss. A similar independent process is run at the security and sector levels. Here, factors such as fair value, earnings and price momentum, price to cash flows, and measures of neglect are combined to assess the relative attractiveness of individual stocks and sectors. As countries become more developed or fall into turmoil, our process dynamically adjusts its strategies accordingly.

The Asia Fund portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities, financial futures, and foreign exchange contracts. The Asia Fund holds 100 securities on average, and is typically expected to have an annual turnover of 45%-65%. Portfolio turnover averaged 89% over the last 3 years.

* The GMO Asia 7 Index is composed of the IFC Investable Country Indexes, equally weighted, for seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan, and Thailand).

GMO Tax-Managed International Equities Fund

The Tax-Managed International Equities Fund seeks to outperform the MSCI EAFE Index by 2.5%-3.5% after tax each year, net of fees. The fund combines a disciplined quantitative approach with fundamental investment principles and is designed to provide broad international equity exposure, while minimizing tax costs and controlling risk relative to the benchmark. The investment management process focuses on global industry analysis, sector analysis, country selection and stock selection.

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The investment process for the Tax-Managed International Equities Fund begins with a universe of approximately 2,000 non U.S. companies in developed economies, and may also include emerging markets securities up to a maximum of 15 percent of the portfolio. The methodology has two components, valuation and stock tax-sensitive portfolio optimization.

The valuation process uses proprietary models to identify the most promising opportunities for long-term growth. They include a global industry model that analyzes the investment characteristics of various global industries and sector models that review stocks with common investment characteristics. The country selection models provide target country weights by assessing economic strengths, export competitiveness, corporate profitability and other variables. Stock selection uses three valuation-based investment models including GMO's dividend discount model, which has a long term record of identifying high quality stocks which outperform their benchmark over the long term.

The Tax-Managed International Equities Fund is constructed using proprietary techniques to control both risks and taxes. Risk is controlled with respect to sector weights, market capitalization and other portfolio characteristics. The tax effects of a proposed trade are examined on a lot by lot basis. Finally, a trade sheet of buys and sells is sent directly to our trading floor for execution by a specialist in taxable trading. The resulting portfolio holds approximately 450 stocks.

GMO Domestic Bond Fund

The Domestic Bond Fund was launched in August 1994 and seeks to outperform the Lehman Brothers Government Bond Index by 25 basis points per annum, net of fees. The Domestic Bond Fund is a structured portfolio invested primarily in Government securities. The Fund is duration-matched to the index, and uses security selection to provide added value with low relative risk.

The investment process for the Domestic Bond Fund begins with a universe of all available U.S. investment-grade (A1/P1 or better as rated by Moody's/Standard & Poor's) bonds. Using fundamental research the manager seeks to identify and purchase those bonds that have a high relative yield spread and are trading at attractive valuation levels. The portfolio management team uses seasoned judgment to value fixed income issues and to select securities. The Fund's portfolio has a duration of approximately five years.

The portfolio construction process involves searching for undervalued high grade issues. The manager considers option-adjusted yield spreads and issue-specific risk in selecting a given issue. In addition to government issues, the Domestic Bond Fund may invest a significant portion of its assets in other U.S. dollar-denominated investment grade bonds. The Fund currently holds a significant amount of highly rated, but less liquid asset-backed securities.

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GMO Core Plus Bond Fund

The Core Plus Bond Fund seeks to outperform the Lehman Brothers Aggregate Bond Index. The strategy employs a systematic, value-driven approach which uses fundamental investment principles and quantitative applications to transfer valuation inefficiencies from the international bond markets to a core U.S. bond portfolio.

On the assumption that the U.S. fixed income markets are among the most efficient in the world, the Core Plus Bond Fund overlays the manager's systematic global bond and currency process onto an index-oriented domestic portfolio. Bond and currency markets are over- and under-weighted with the overweightings generally offsetting the underweights. Added value and risk are determined by the relative performance of the over- and under-weighted markets. The international fixed income valuation process generates daily forecasted return and risk information on the investment-grade bonds and currencies.

The construction process begins with a portfolio of cash issues and futures which match the duration of the Lehman Brothers Aggregate Bond Index. This creates a portfolio which seeks to produce returns similar to the Lehman Brothers Aggregate Bond Index. The manager then overlays the established base portfolio with the global forecasted return information. The resulting portfolio seeks to track the U.S. Bond market but seeks to add value through active global bond market and currency positions. This Fund is allowed to invest up to 10% of its total assets in sovereign debt of emerging countries.

GMO International Bond Fund

The International Bond Fund seeks to outperform the J.P. Morgan Non-U.S. Government Bond Index. The strategy employs a systematic, value-driven approach which incorporates fundamental factors in a quantitative, risk-controlled investment process.

The Fund provides active management of bond and currency exposure, with an emphasis on sovereign and asset-backed issues. The Fund employs systematic management of bond and currency positions based on proprietary models which focus on fundamental measures of value. The investment process is applied across a universe generally represented by the J.P. Morgan Non-U.S. Government Bond Index. There are three steps to this process: valuation, allocation and security selection. The manager implements its model allocations by identifying undervalued securities within relevant bond and currency markets.

The manager begins with its bond market and currency allocations. The manager then uses market valuation models which analyze term structures, sector yield spreads and embedded option features of the security universe. From this the manager will select a portfolio of 50-100 issues. The International Bond Fund can invest up to 10% of its total assets in sovereign debt of emerging countries.

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GMO Currency Hedged International Bond Fund

The Currency Hedged International Bond seeks to outperform the J.P. Morgan Non-U.S. Government Bond Index (Hedged) and to provide a hedge against falling foreign currency exchange rates. The strategy employs a systematic, value-driven approach which incorporates fundamental factors in a quantitative, risk-controlled investment process.

We provide active management of bond and currency exposure, with an emphasis on sovereign and asset-backed issues. The Fund employs systematic management of bond and currency positions based on proprietary models which focus on fundamental measures of value. Non-dollar currency exposures are hedged so that generally net U.S. Dollar exposure is 75% of total assets or greater. The investment process is applied across a universe generally represented by the J.P. Morgan Non-U.S. Government Index. There are three steps to this process: valuation, allocation and security selection. The manager implements its model allocations by identifying undervalued securities within relevant bond and currency markets.

The manager begins with our bond market and currency allocations. The manager then uses market valuation models which analyze term structures, sector yield spreads and embedded option features of its security universe. The manager often uses derivatives in the most cost-efficient way possible to provide downside protection. From this the manager will select a portfolio of 50-100 issues. The Currency Hedged International Bond Fund can invest up to 10% of its total assets in sovereign debt of emerging countries.

GMO Global Bond Fund

The Global Bond Fund seeks to outperform the J.P. Morgan Global Government Bond Index. The strategy employs a systematic, value-driven approach which incorporates fundamental factors in a quantitative, risk-controlled investment process.

The Fund provides active management of bond and currency exposure, with an emphasis on sovereign and asset-backed issues. The Fund employs systematic management of bond and currency positions based on proprietary models which focus on fundamental measures of value. The investment process is applied across a universe generally represented by the J.P. Morgan Global Government Bond Index. There are three steps to this process: Valuation, allocation and security selection. The manager's quantitative valuation process generates daily forecasted risk and return information for the developed bond and currency markets. The manager implements the model allocations by identifying undervalued securities within relevant bond and currency markets.

Beginning with the bond market and currency allocations, the manager uses developed market valuation models. The manager often uses a combination of cash instruments and derivatives to implement its strategy in the most cost-efficient way possible. From this

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analysis the manager will select a portfolio of 50-100 issues. The Global Bond
Fund can invest up to 10% of its total assets in sovereign debt of emerging countries.

GMO Emerging Country Debt Fund

Most developing countries around the world have issued hard currency debt in the form of bank loans or bonds. Political, fiscal and financial reforms in these countries have often improved the credit quality of their debt.

GMO established the Emerging Country Debt Fund in April 1994 to introduce this asset class to GMO investors. The Fund seeks to outperform the J.P. Morgan Emerging Markets Bond Index Global (EMBIG). The Fund invests primarily in high-yielding, dollar-denominated sovereign debt issued by countries in Latin America, Africa, Europe and the Middle East. Most of the fund's holdings are rated below investment grade.

GMO emphasizes issue selection in its investment process, which involves a careful examination of various emerging country debt bonds and loans. GMO utilizes advanced analytical techniques to exploit inefficiencies in the pricing of these sovereign credits. GMO manages the fund for total return relative to the benchmark, rather than focusing on high current yield.

The Fund invests in over 25 different countries around the world, so is diversified against risks in a single country. Also, the Fund attempts to mitigate the risks of default in some countries by entering into default insurance contracts, which cover a portion of the fund (generally less than 25%). The Fund hedges most currency risk back to the U.S. Dollar.

GMO Short-Term Income Fund

The Short-Term Income Fund was launched in April 1990 with the objective of outperforming the Salomon-Smith Barney 3-month Treasury Bill Index. The Fund is designed to provide current income to the extent consistent with the preservation of capital and liquidity. The portfolio consists of fixed income instruments rated high quality by Standard & Poor's and Moody's Investment Services, or considered by the manager to be of comparable quality.

The universe includes issues of AAA-quality and less than a 5-year maturity. Using fundamental research, the manager seeks to identify and purchase those bonds that have a high relative yield spread. The manager assesses the current interest rate environment and makes modest duration adjustments to add value. The Fund's portfolio will generally have a duration slightly longer than the three-month duration of the benchmark.

The Short-Term Income Fund is not a money market fund. Debt securities held by the Fund with remaining maturities of less than 60 days will be valued at amortized cost unless circumstances dictate otherwise. The Fund may invest in prime commercial paper and master demand notes rated by Moody's and Standard Poor's as A-1, or P1, respectively.

GMO Global Hedged Equity Fund

The Global Hedged Equity Fund seeks total return above the Salomon 3 Month T-Bill Index with minimal exposure to general equity market risk. The Fund has been designed to deliver a short-term fixed income return plus the potential value added of our U.S. and international core portfolios relative to their benchmark indexes. The strategy will eliminate broad equity market exposure while maintaining the benefit of active equity management. To accomplish this goal, the Fund will hold essentially the same stocks as the U.S. Core, International Intrinsic Value and Emerging Markets Funds either directly or through investment in these funds. In addition, the fund will sell an equivalent amount of U.S. and international stock index futures on an unleveraged basis to neutralize equity market risk.

The Global Hedged Equity Fund investment philosophy is predicated on the belief that global equity valuation levels are very high by historic standards. As a result, the manager believes it is critical to investors to consider methods to limit equity exposure. Rather than taking the equity exposure and putting half in bonds, a hedged equity portfolio preserves the opportunities for achieving value added through active management of equities. To understand the return pattern of the fund, a fund consisting of the exact stocks which comprise the S&P 500 Index with an offsetting sale of S&P 500 future (i.e. a contract to pay the return of the S&P 500 at the established expiration date) must be considered. The combination of the two positions will provide a 3-month Treasury bill return at expiration. Now, instead of a long position in stocks that are indexed, consider a similar fund that held securities of the U.S. Core Fund, either directly or through investment in the fund. The return to this strategy would be a Treasury bill return plus or minus the value added of the U.S. Core Fund relative to the S&P 500 Index.

The Global Hedged Equity Fund will implement the strategy globally with a combination of 20% U.S. equities and 80% international equities. For the domestic portion of the portfolio, the fund will invest in a strategy that matches the U.S. Core Fund. Offsetting positions will be established using exchange traded S&P 500 futures contracts. The international portion will invest in a strategy that matches the International Intrinsic Value Fund. Offsetting positions will be established through foreign exchange traded futures contracts that serve the same purpose as the S&P 500 contracts in the U.S and swap arrangements in which the fund will be obligated to pay the return of foreign markets in return for a U.S. dollar-based interest rate.

GMO Inflation Indexed Bond Fund

The Inflation Indexed Bond Fund was launched in March 1997, following the decision by the U.S. Department of the Treasury to issue 5-year and 10-year inflation-indexed Treasury Securities. The Treasury has since added 30-year inflation-indexed issues, and these bonds represent more than 3% of the market in U.S. Treasuries. The Inflation Indexed Bond Fund provides exposure to the inflation-indexed universe and is an appropriate vehicle for investors that are concerned about inflation and wish to preserve purchasing power.

The investment methodology involves selecting issues to track the Fund's benchmark using an investment process that matches duration with the index (Lehman Brothers Treasury Inflation Notes Index).

The portfolio concentrates on inflation-indexed securities issued by the U.S. Government (and issues by several U.S. Government agencies, such as the Federal Home Loan Bank). Some corporate issuers (e.g., J.P. Morgan) have recently issued inflation-indexed bonds, and the Fund is permitted to hold these. While the 10-year sector represents about half of the Fund presently, holdings of 30-year inflation indexed securities now represent more than 20% of the Fund. In addition, the Fund may also hold bonds issued by foreign governments (e.g., U.K, Australia and New Zealand), and currently the Fund holds a modest investment in inflation-indexed bonds issued by the Government of New Zealand.

GMO International Equity Allocation Fund

The International Equity Allocation Fund is managed to outperform its benchmark by 2-3% per annum with low risk. The Fund uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities in the non-U.S. markets. The resulting portfolio provides comprehensive exposure to the international equity markets.

The investment process for the International Equity Allocation Fund begins with a universe generally represented by the GMO EAFE Extended Index.* The Fund's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the Fund's historical ability to add value as well as the efficiency of a given asset class.

The International Equity Allocation Fund is a fund-of-funds and therefore invests in shares of other GMO Trust mutual funds (underlying stock, bond, etc. funds). Depending upon the current valuation assessment of the global marketplace the International Equity Allocation Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

* The GMO EAFE Extended Index is a modification of MSCI EAFE where GMO adds those additional countries represented in the IFC Investable Index. It is calculated by GMO, and reflects reinvestment of all dividends and capital gains.

GMO World Equity Allocation Fund

The World Equity Allocation Fund is managed to outperform its benchmark by 2-3% per annum with low risk. The Fund uses both top-down and bottom-up valuation methodologies to value countries, sectors, and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio provides broad exposure to the global equity markets with low relative risk.

The investment process for the World Equity Allocation Fund begins with a universe generally represented by the GMO World Extended Index*. The Fund's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the Fund's historical ability to add value as well as the efficiency of a given asset class.

The World Equity Allocation Fund is a fund-of-funds and invests in shares of other GMO Trust mutual funds (underlying stock, bond, etc. funds). Depending upon the current valuation assessment of the global marketplace, the Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

* The GMO World Extended Index is a modification of the MSCI World where GMO adds those additional countries represented in the IFC Investable Index. It is calculated by GMO, and reflects reinvestment of all dividends and capital gains.

GMO Global (U.S.+) Equity Allocation Fund

The Global (U.S.+) Equity Allocation Fund is managed to outperform its benchmark by 2-3% per annum with low risk. The Fund uses both top-down and bottom-up valuation methodologies to value countries, sectors, and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio provides broad exposure to the global equity markets with low relative risk.

The investment process for the Global (U.S.+) Equity Allocation Fund begins with a universe generally represented by the GMO Global (U.S.+) Equity Index*. The Fund's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the Fund's historical ability to add value as well as the efficiency of a given asset class.

The Global (U.S.+) Equity Allocation Fund is a fund-of-funds and invests in shares of other GMO Trust mutual funds (underlying stock, bond, etc. funds). Depending upon the current valuation assessment of the global marketplace, the Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

* The GMO Global (U.S.+) Equity Index is a composite benchmark computed by GMO and comprised of 75% by the S&P 500 and 25% by GMO EAFE Extended. It is calculated by GMO, and reflects reinvestment of all dividends and capital gains.

GMO Global Balanced Allocation Fund

The Global Balanced Allocation Fund is managed to outperform its benchmark by 2-3% per annum with low risk. The Fund uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio provides comprehensive exposure to the global markets.

The investment process for the Global Balanced Allocation Fund begins with a universe generally represented by the GMO Global Balanced Index*. The Fund's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the Fund's historical ability to add value as well as the efficiency of a given asset class.

The Global Balanced Allocation Fund is a fund-of-funds and invests in shares of other GMO Trust mutual funds (underlying stock, bond, etc. funds). Depending upon the current valuation assessment of the global marketplace the Global Balanced Allocation

Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

* The Global Balanced Index is a composite benchmark computed by GMO and comprised 48.75% by the S&P 500, 16.25% by GMO EAFE Extended and 35% by Lehman Brothers Aggregate Bond Index. It is calculated by GMO, and reflects reinvestment of all applicable dividends, capital gains, and interest.

GMO U.S. Sector Fund

The U.S. Sector Fund seeks to outperform the S&P 500 Index by 2-3% per annum with low risk. The Fund uses both top-down and bottom-up valuation methodologies to allocate assets away from overvalued sectors of the U.S. equity market and into undervalued sectors. The Fund shifts exposures between large cap value, large cap growth, large cap core, small cap value, small cap growth and REITs. The U.S. Sector Fund is a structured portfolio which uses fundamental investment principles and quantitative applications to provide broad U.S. equity exposure.

The investment process for the U.S. Sector Fund begins with a universe generally represented by the Wilshire 5000 Stock Index. The Fund's strategic methodology calculates optimal allocations based on forecasts of relative value among the major sectors of the U.S. equity market. This process analyzes sector and individual security levels based on factors/characteristics such as aggregated price/book, price/fair value, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Specific to REIT valuation, the process analyzes factors such as: price to fair value, price/earnings momentum, short-term sector momentum and property type. Forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the Fund's historical ability to add value as well as the efficiency of a given sector.

The U.S. Sector Fund is a fund-of-funds and therefore invests primarily in shares of other GMO Trust domestic equity mutual funds (underlying stock and REIT funds). Depending upon the current valuation assessment of the different sectors, the U.S. Sector Fund may own different proportions of underlying funds at different times. The Fund will rebalance opportunistically when cash flows occur, when the investment outlook has changed, or when there has been a significant change in market valuation levels.

                                    GMO TRUST

================================================================================

                                 CLASS M SHARES

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June 30, 2001














This Statement of Additional Information is not a prospectus. It relates to the GMO Trust Prospectus for Class M Shares dated June 30, 2001, as amended from time to time thereafter (the "Prospectus"), and should be read in conjunction therewith. Information from the Prospectus is incorporated by reference into this Statement of Additional Information. The Prospectus may be obtained free of charge from GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling the Trust collect at (617) 346-7646.

                                TABLE OF CONTENTS
                                -----------------

                                                                                                                Page
                                                                                                                ----
INVESTMENT OBJECTIVES AND POLICIES................................................................................1

FUND INVESTMENTS..................................................................................................1

DESCRIPTIONS AND RISKS OF FUND INVESTMENTS........................................................................1

USES OF DERIVATIVES..............................................................................................16

INVESTMENT RESTRICTIONS..........................................................................................16

DETERMINATION OF NET ASSET VALUE.................................................................................16

DISTRIBUTIONS....................................................................................................16

TAXES............................................................................................................16

PERFORMANCE INFORMATION..........................................................................................16

MANAGEMENT OF THE TRUST..........................................................................................16

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................16

DISTRIBUTION (12b-1) PLAN........................................................................................16

PORTFOLIO TRANSACTIONS...........................................................................................16

DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES.................................................................16

VOTING RIGHTS....................................................................................................16

SHAREHOLDER AND TRUSTEE LIABILITY................................................................................16

BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES.............................................................16

FINANCIAL STATEMENTS.............................................................................................16

APPENDIX A -- COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

APPENDIX B -- SUPPLEMENTAL INFORMATION AVAILABLE ON THE INTERNET

                       INVESTMENT OBJECTIVES AND POLICIES

         The principal strategies and risks of investing in each Fund are described in the Prospectus. Unless otherwise indicated in the Prospectus or this Statement of Additional Information, the investment objective and policies of the Funds may be changed without shareholder approval.

                                FUND INVESTMENTS

         The following chart indicates the types of investments which each Fund is generally permitted (but not required) to make. A Fund may, however, make other types of investments provided such an investment is consistent with the Fund's investment objective and policies and the Fund's investment restrictions do not expressly prohibit it from so doing:

                                                                                                            Securities of
                                                                                                              Foreign
                                         Domestic                                          Securities of      Issuers
                                          Equity            Preferred      Convertible       Foreign       (Traded on U.S.
                                        Securities(1)        Stocks        Securities        Issuers(2)      Exchanges)(2)
DOMESTIC EQUITY FUNDS
U.S Core Fund                               X                                  X                                  X
Value Fund                                  X                                  X                                  X
Intrinsic Value Fund                        X                                  X                                  X
Growth Fund                                 X                                  X                                  X
Small Cap Value Fund                        X                   X              X                                  X
REIT Fund                                   X                   X
Tax-Managed U.S. Equities Fund              X                                  X                                  X

INTERNATIONAL EQUITY FUNDS

International Intrinsic Value Fund          X                   X              X                 X                X

Foreign Fund                                X                   X              X                 X                X

Foreign Small Companies Fund                X                   X              X                 X                X

Emerging Markets Fund                       X                   X              X                 X                X
Evolving Countries Fund                     X                   X              X                 X                X

FIXED INCOME FUNDS

Domestic Bond Fund                          X                   X              X                 X                X
International Bond Fund                     X                   X              X                 X                X
Global Bond Fund                            X                   X              X                 X                X

Emerging Country Debt Fund(5)               X                   X              X                 X                X


Inflation Indexed Bond Fund                 X                   X              X                 X                X

                                          Securities of
                                         Emerging Market
                                            Issuers          Depository    Illiquid      Futures and                   Swap
                                          or Countries(2)     Receipts     Securities      Options       REITs(3)    Contracts
DOMESTIC EQUITY FUNDS
U.S Core Fund                                                      X           X               X           X             X
Value Fund                                                         X           X               X           X             X
Intrinsic Value Fund                                               X           X               X           X             X
Growth Fund                                                        X           X               X           X             X
Small Cap Value Fund                                               X           X               X           X             X
REIT Fund                                                          X           X               X           X             X
Tax-Managed U.S. Equities Fund                                     X           X               X           X             X

INTERNATIONAL EQUITY FUNDS

International Intrinsic Value Fund                                 X           X               X                         X

Foreign Fund                                    X                  X           X               X

Foreign Small Companies Fund                    X                  X           X               X                         X

Emerging Markets Fund                           X                  X           X               X                         X
Evolving Countries Fund                         X                  X           X               X                         X

FIXED INCOME FUNDS

Domestic Bond Fund                                                 X           X               X                         X
International Bond Fund                         X                  X           X               X                         X
Global Bond Fund                                X                  X           X               X                         X

Emerging Country Debt Fund(5)                   X                  X           X               X                         X


Inflation Indexed Bond Fund                                        X           X               X                         X

                                                                               Cash and
                                                  Reverse                      Other High     Long and Medium
                                     Repurchase   Repurchase    Investment     Quality        Term Corporate       Brady
                                     Agreements   Agreements    Companies      Investments    & Gov't Bonds(4)     Bonds
DOMESTIC EQUITY FUNDS
U.S Core Fund                             X                          X              X
Value Fund                                X                          X              X
Intrinsic Value Fund                                                 X              X
Growth Fund                               X                          X              X
Small Cap Value Fund                      X                          X              X
REIT Fund                                 X            X             X              X
Tax-Managed U.S. Equities Fund            X                          X              X

INTERNATIONAL EQUITY FUNDS

International Intrinsic Value Fund        X                          X              X                X

Foreign Fund                              X                          X              X                X

Foreign Small Companies Fund              X                          X              X                X

Emerging Markets Fund                                                X              X                X
Evolving Countries Fund                   X                          X              X                X

FIXED INCOME FUNDS

Domestic Bond Fund                        X            X             X              X                X
International Bond Fund                   X            X             X              X                X
Global Bond Fund                          X            X             X              X                X

Emerging Country Debt Fund(5)             X            X             X              X                X               X


Inflation Indexed Bond Fund               X            X             X              X                X

                                        Mortgage-Backed                      Commitments
                                        and Other           Adjustable       and When-
                                        Asset-Backed           Rate          Issued          Dollar Roll        Loan
                                        Securities          Securities       Securities      Agreements     Participations
DOMESTIC EQUITY FUNDS
U.S Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
REIT Fund                                     X                  X               X                X
Tax-Managed U.S. Equities Fund

INTERNATIONAL EQUITY FUNDS

International Intrinsic Value Fund

Foreign Fund

Foreign Small Companies Fund

Emerging Markets Fund
Evolving Countries Fund

FIXED INCOME FUNDS

Domestic Bond Fund                            X                  X               X                X               X
International Bond Fund                       X                                  X                                X
Global Bond Fund                              X                  X               X                X               X

Emerging Country Debt Fund(5)                 X                                  X                                X


Inflation Indexed Bond Fund                   X                  X               X                                X

                                          Foreign
                                          Currency        Lower-Rated    Zero Coupon     Indexed
                                          Transactions    Securities     Securities      Securities
DOMESTIC EQUITY FUNDS
U.S Core Fund
Value Fund
Intrinsic Value Fund
Growth Fund
Small Cap Value Fund
REIT Fund                                                      X              X              X
Tax-Managed U.S. Equities Fund

INTERNATIONAL EQUITY FUNDS

International Intrinsic Value Fund            X

Foreign Fund                                  X                X

Foreign Small Companies Fund                  X

Emerging Markets Fund                         X                                              X
Evolving Countries Fund                       X                                              X

FIXED INCOME FUNDS

Domestic Bond Fund                                                            X              X
International Bond Fund                       X                               X              X
Global Bond Fund                              X                               X              X

Emerging Country Debt Fund(5)                 X                X                             X


Inflation Indexed Bond Fund                   X                X              X



1 For more information, see, among other sections, "Summary of Principal Risks
  -- Market Risk" in the Prospectus.

2 For more information, see, among other sections, "Summary of Principal Risks
  -- Foreign Investment Risk" in the Prospectus and "Descriptions and Risks of Fund Investments -- Certain Risks of Foreign Investments" herein.

3 For more information, see, among other sections, "Summary of Principal Risks
  -- Concentration Risk" in the Prospectus.

4 For more information, see, among other sections, "Summary of Principal Risks
  -- Market Risks" in the Prospectus and "Descriptions and Risks of Fund Investments -- Debt and Other Fixed Income Securities" and "--U.S. Government Securities and Foreign Government Securities" herein.

5 The Emerging Country Debt Share Fund invests substantially all of its assets in the Emerging Country Debt Fund and indirectly bears all of of its risks. In addition, as described in the Prospectus, other GMO Funds may invest a significant portion of their assets in the Emerging Country Debt Fund, and similarly would bear such risks indirectly in proportion to such investment.

                   DESCRIPTIONS AND RISKS OF FUND INVESTMENTS

         The following is a detailed description of certain investment practices in which the Funds may engage and the risks associated with their use. Not all Funds may engage in all practices described below. Please refer to "Fund Objectives and Principal Investment Strategies" in the Prospectus and "Fund Investments" in this Statement of Additional Information for additional information regarding the practices in which a particular Fund may engage. Investors in Global Balanced Allocation Fund, as well as other Funds investing a portion of their assets in other Funds of the Trust, as disclosed in the Prospectus, should be aware that the such Funds will indirectly participate in the practices engaged in by the underlying Funds in which such Funds invests, and will therefore be indirectly subject to all risks associated with those practices.

PORTFOLIO TURNOVER

Portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, except that the after-tax impact of portfolio turnover is considered when making investment decisions for the Tax-Managed U.S. Equities Fund. The historical portfolio turnover rate for each Fund is shown under the heading "Financial Highlights" in the Prospectus.

In any particular year, market conditions may well result in greater rates of portfolio turnover than are presently anticipated. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and may involve realization of capital gains that would be taxable when distributed to shareholders of the relevant Fund unless such shareholders are themselves exempt. See "Distributions and Taxes" in the Prospectus and "Distributions" and "Taxes" in this Statement of Additional Information. To the extent that portfolio turnover results in the recognition of short-term capital gains, such gains are typically taxed to shareholders at ordinary income tax rates.

DIVERSIFIED AND NON-DIVERSIFIED PORTFOLIOS

As described in the prospectus, it is a fundamental policy of each of certain Funds, which may not be changed without shareholder approval, that at least 75% of the value of each such Fund's total assets are represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater than 5% of the value of the relevant Fund's total assets and to not more than 10% of the outstanding voting securities of any single issuer. Each such Fund is referred to herein as a "diversified" fund.

All other Funds are "non-diversified" funds under the Investment Company Act of 1940, as amended (the "1940 Act"), and as such are not required to satisfy the "diversified" requirements stated above. As non-diversified funds, each of these Funds is permitted to (but is not required to) invest a higher percentage of its assets in the securities of fewer issuers. Such concentration could increase the risk of loss to such Funds should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund may therefore entail greater risks than investment in a diversified fund. All Funds, however, must meet certain diversification standards to qualify as a "regulated investment company" under the Internal Revenue Code of 1986.

CERTAIN RISKS OF FOREIGN INVESTMENTS

GENERAL. Investment in foreign issuers or securities principally traded overseas may involve certain special risks due to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation or nationalization of assets, imposition of withholding taxes on dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities of some foreign governments and companies and foreign securities markets are less liquid and at times more volatile than comparable U.S. securities and securities markets. Foreign brokerage commissions and other fees are also generally higher than in the United States. The laws of some foreign countries may limit a Fund's ability to invest in securities of certain issuers located in these foreign countries. There are also special tax considerations which apply to securities of foreign issuers and securities principally traded overseas. Investors should also be aware that under certain circumstances, markets which are perceived to have similar characteristics to troubled markets may be adversely affected whether or not similarities actually exist.

EMERGING MARKETS. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce a Fund's income from such securities. Finally, because publicly traded debt instruments of emerging markets represent a relatively recent innovation in the world debt markets, there is little historical data or related market experience concerning the attributes of such instruments under all economic, market and political conditions.

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In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of issuers of emerging country debt instruments to make payments on their debt obligations, regardless of their financial condition. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause a Fund to suffer a loss of any or all of its investments or, in the case of fixed-income securities, interest thereon.

INVESTMENTS IN ASIA. In addition to the foregoing risks of foreign investments and risks specific to emerging markets, investments by the Trust's International Funds in Asia involve additional risks specific to investment in the region. The region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Investments in Asia are susceptible to political and social factors affecting issuers in Asian countries. Some countries have authoritarian or relatively unstable governments. Certain governments in the region provide less supervision and regulation of financial markets than is typical of other emerging markets, and less financial information is available. Restrictions on direct foreign investments in securities markets also exist in some countries. For example, Taiwan permits foreign investment only through authorized qualified foreign institutional investors. The return of Hong Kong to China in 1997 continues to affect the region.

Some countries in the region are heavily dependent upon foreign trade. The economies of some Asian countries are not diversified and are based upon only a few commodities or industries. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets.

The region periodically experiences increased market volatility and declines in foreign currency exchange rates. Fluctuation in currency exchange rates can affect a country's ability to service its debt. Currency fluctuation will affect the value of the securities in the Fund's portfolio because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar.

INVESTMENTS IN AFRICA. Investments by the Trust's International Funds in Africa involve additional risks specific to investment in the region. As in the case of Asia, the region encompasses countries at varying levels of economic development ranging from emerging markets to more developed economies. Each country provides unique investment risks, yet the


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political and economic prospects of one country or group of countries may impact other countries in the region.

Economies of African countries may be affected by severe climate changes, particularly drought. The economies of some African countries are not diversified and are based upon only a few commodities or industries, or a single commodity or industry. Markets in some of these countries are in the early stages of development, exhibit a high concentration of market capitalization, have less trading volume, lower liquidity and more volatility than more developed markets. Some countries have investment and repatriation restrictions which further reduce liquidity and could increase volatility.

While the foregoing risks are applicable to any Fund investing in Africa, they will be particularly acute for the Emerging Country Debt Fund, which may invest a substantial portion of its assets in this region.

DIRECT INVESTMENT IN RUSSIAN SECURITIES. Each of the Emerging Markets Fund, Evolving Countries Fund, Foreign Fund, Foreign Small Companies Fund, Global Bond Fund, International Bond Fund, International Intrinsic Value Fund and Emerging Country Debt Fund may invest directly in securities of Russian issuers. Investment in securities of such issuers presents many of the same risks as investing in securities of issuers in other emerging market economies, as described in the immediately preceding section. However, the political, legal and operational risks of investing in Russian issuers, and of having assets custodied within Russia, may be particularly acute.

A risk of particular note with respect to direct investment in Russian securities is the way in which ownership of shares of private companies is recorded. When a Fund invests in a Russian issuer, it will receive a "share extract," but that extract is not legally determinative of ownership. The official record of ownership of a company's share is maintained by the company's share registrar. Such share registrars are completely under the control of the issuer, and investors are provided with few legal rights against such registrars.

SECURITIES LENDING

All of the Funds (except for the Global Balanced Allocation Fund) may make secured loans of portfolio securities amounting to not more than one-third of the relevant Fund's total assets, except for the International Intrinsic Value Fund, which may make loans of portfolio securities amounting to not more than 25% of its respective total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to broker-dealers that are believed by the Manager to be of relatively high credit standing. Securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or liquid securities at least equal at all times to the market value of the securities lent. Collateral may be held in shares of other investment companies. The borrower pays to the lending Fund an amount equal to any dividends or interest the Fund would have received had the securities not been lent. If the loan is collateralized by U.S. Government Securities, the Fund will receive a fee from the


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borrower. In the case of loans collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund may also call such loans in order to sell the securities involved. The Manager has retained lending agents on behalf of several of the Funds that are compensated based on a percentage of a Fund's return on the securities lending activity. The Fund also pays various fees in connection with such loans including shipping fees and reasonable custodian fees approved by the Trustees of the Trust or persons acting pursuant to direction of the Board.

DEPOSITORY RECEIPTS

Many of the Funds may invest in American Depositary Receipts (ADRs), Global Depository Receipts (GDRs) and European Depository Receipts (EDRs) (collectively, "Depository Receipts") if issues of such Depository Receipts are available that are consistent with a Fund's investment objective. Depository Receipts generally evidence an ownership interest in a corresponding foreign security on deposit with a financial institution. Transactions in Depository Receipts usually do not settle in the same currency in which the underlying securities are denominated or traded. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets and EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

DOMESTIC EQUITY DEPOSITARY RECEIPTS

Many of the Funds may invest in Domestic Equity Depositary Receipts. These instruments represent interests in a unit investment trust ("UIT") that holds a portfolio of common stocks that is intended to track the price and dividend performance of a particular index. Common examples of Domestic Equity Depositary Receipts include S&P Depositary Receipts ("SPDRs") and Nasdaq 100 Shares, which may be obtained from the UIT issuing the securities or purchased in the secondary market (SPDRs and Nasdaq 100 Shares are listed on the American Stock Exchange).

Domestic Equity Depositary Receipts are not individually redeemable, except upon termination of the UIT that issued them. The liquidity of small holdings of Domestic Equity Depositary Receipts depends upon the existence of a secondary market.

The redemption price (and therefore the sale price) of Domestic Equity Depositary Receipts is derived from and based upon the securities held by the UIT that issued them. Accordingly, the level of risk involved in the purchase or redemption or sale of a Domestic Equity Depositary Receipt is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the price of Domestic Equity Depositary Receipts is based on the value of a basket of stocks. Disruptions in the markets for the securities underlying Domestic Equity


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Depositary Receipts purchased or sold by a Series could result in losses on
Domestic Equity Depositary Receipts.

CONVERTIBLE SECURITIES

A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stock in a corporation's capital structure, but are usually subordinated to similar non-convertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security's underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. The Manager regards convertible securities as a form of equity security.

PREFERRED STOCKS

Preferred stocks include convertible and non-convertible preferred and preference stocks and similar securities which are senior to common equity. These may include debt or equity securities that either (1) rank senior to common stock with respect to the right to receive payment or accrual of interest or in respect of the right to participate in any distribution of the issuer or
(2) are beneficiaries of a guarantee of the issuer regarding the right to receive payment of interest or the right to participate in any distribution of the issuer. Depending on the features of the particular security, holders of preferred stock may bear risks similar to the risks disclosed in the Prospectus or herein with respect to equity or fixed income securities.

WARRANTS AND RIGHTS

A Fund may purchase warrants or rights. Warrants and rights generally give the holder the right, at any time during the term of the instrument, to receive upon exercise of the warrant or right a security of the issuer based on the conversion value of the security at the time of exercise. A Fund will normally use warrants and rights in a manner similar to its use of options on securities as described below. The risks of a Fund's use of warrants and rights are generally similar to those relating to its use of options. Unlike most options, however, warrants and rights are issued in limited amounts and generally have longer terms than options. Warrants and rights are not likely to be as liquid as exchange-traded options backed by a recognized clearing agency. In addition, the terms of warrants or rights may limit a Fund's ability to exercise the warrants or rights at such time, or in such quantities, as the Fund would otherwise wish to do.

FUTURES AND OPTIONS

Many of the Funds may use futures and options for various purposes. See "Uses of Derivatives."

The use of futures contracts, options contracts and options on futures contracts involves risk. Thus, while a Fund may benefit from the use of futures, options and options on futures,


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unanticipated changes in interest rates, securities prices, or currency exchange rates may result in poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Losses incurred in transactions in futures, options and options on futures and the costs of these transactions will affect a Fund's performance.

OPTIONS. Many Funds which may use options (1) may enter into contracts giving third parties the right to buy the Fund's portfolio securities for a fixed price at a future date ("writing call options"); (2) may enter into contracts giving third parties the right to sell securities to the Fund for a fixed price at a future date ("writing put options"); and (3) may buy the right to purchase securities from third parties ("call options") or the right to sell securities to third parties ("put options") for a fixed price at a future date.

WRITING OPTIONS. Each Fund may seek to increase its return by writing call or put options on optionable securities or indexes. A call option written by a Fund on a security gives the holder the right to buy the underlying security from the Fund at a stated exercise price; a put option gives the holder the right to sell the underlying security to the Fund at a stated exercise price. In the case of options on indexes, the options are usually cash settled based on the difference between the strike price and the value of the index.

Each such Fund will receive a premium for writing a put or call option, which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price and volatility of the underlying security or securities index to the exercise price of the option, the remaining term of the option, supply and demand and interest rates. By writing a call option on a security, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option on a security, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security subsequently appreciates in value. In the case of options on an index, if a Fund writes a call, any profit by the Fund in respect of portfolio securities expected to correlate with the index will be limited by an increase in the index above the exercise price of the option. If the Fund writes a put on an index, the Fund may be required to make a cash settlement greater than the premium received if the index declines.

If the writer of an option wishes to terminate its obligation, it may effect a "closing purchase transaction." This is accomplished, in the case of exchange traded options, by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. The writer of an option may not effect a closing purchase transaction after it has been notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that a Fund will be able to effect a closing purchase or a closing sale transaction at any particular time. Also, an over-the-counter option may be closed out only with the other party to the option transaction.

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Effecting a closing transaction in the case of a written call option will permit the Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit the Fund to write another put option to the extent that the exercise price thereof is secured by deposited cash or liquid securities. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other
Fund investments. If the Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security or index of securities, any loss resulting from the repurchase of a written call option is likely to be offset in whole or in part by appreciation of the underlying security or securities owned by the Fund.

The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. In that event, the Fund's return will be the premium received from the put option minus the cost of closing the position or, if it chooses to take delivery of the security, the premium received from the put option minus the amount by which the market price of the security is below the exercise price. Out-of-the-money, at-the-money and in-the-money put options may be used by the Fund in market environments analogous to those in which call options are used in buy-and-write transactions.

The extent to which a Fund will be able to write and purchase call and put options may be restricted by the Fund's intention to qualify as a regulated investment company under the Internal Revenue Code.

RISK FACTORS IN OPTIONS TRANSACTIONS. The option writer has no control over when the underlying securities or futures contract must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may, in the case of a call option, be offset by a decline in the market value of the underlying security or futures contract during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security or futures contract. If a put option is exercised, the writer must fulfill the obligation to purchase the underlying security or futures contract at the exercise price, which will usually exceed the then market value of the underlying security or futures contract.

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An exchange-traded option may be closed out only on a national securities exchange ("Exchange") which generally provides a liquid secondary market for an option of the same series. An over-the-counter option may be closed out only with the other party to the option transaction. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option with the result that the Fund holding the option would have to exercise the option in order to realize any profit. For example, in the case of a written call option, if the Fund is unable to effect a closing purchase transaction in a secondary market (in the case of a listed option) or with the purchaser of the option (in the case of an over-the-counter option), the Fund will not be able to sell the underlying security (or futures contract) until the option expires or it delivers the underlying security (or futures contract) upon exercise. Reasons for the absence of a liquid secondary market on an Exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an Exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the Options Clearing Corporation as a result of trades on that Exchange should continue to be exercisable in accordance with their terms.

The Exchanges have established limitations governing the maximum number of options which may be written by an investor or group of investors acting in concert. It is possible that the Funds, the Manager and other clients of the Manager may be considered to be such a group. These position limits may restrict a Fund's ability to purchase or sell options on a particular security.

The amount of risk a Fund assumes when it purchases an option is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed below, the purchase of an option also entails the risk that changes in the value of the underlying security or futures contract will not be fully reflected in the value of the option purchased.

FUTURES. A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to pay for and take delivery of the type of financial instrument called for in the contract in a specified delivery month, at a stated price. In some cases, the specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Some futures contracts are "cash settled" (rather than "physically settled," as described above) which means that the purchase price is subtracted from the current market value of the instrument and the net amount if positive is paid to the purchaser, and if negative is paid by the purchaser. Futures contracts are traded in the United States only on commodity exchanges or


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boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market. Although futures contracts on individual equity securities are not available as of the date of this Prospectus, it is anticipated that such "single stock futures" will be available in the near future. Funds permitted to invest in other futures contracts will also be permitted to invest in single stock futures upon their availability, consistent with applicable law.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government Securities or other liquid assets generally not exceeding 5% of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

In most cases futures contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, a loss will be realized.

The ability to establish and close out positions on options on futures will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or be maintained.

INDEX FUTURES. As described in the Prospectus, certain Funds may purchase futures contracts on various securities indexes ("Index Futures"). A Fund's purchase and sale of Index Futures is limited to contracts and exchanges approved by the CFTC.

A Fund may close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. All positions which remain open at the close of the last business day of the contract's life are required to settle on the next business day (based upon the value of the relevant index on the expiration day) with settlement made, in the case of Index Futures on the S&P 500, with the Commodities Clearing House. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases foreign stock Index Futures.

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The price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the Index and futures markets. Secondly, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Futures relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

INTEREST RATE FUTURES. For the purposes previously described, the Fixed Income Funds may engage in a variety of transactions involving the use of futures with respect to U.S. Government Securities and other fixed income securities.

OPTIONS ON FUTURES CONTRACTS. Options on futures contracts give the purchaser the right in return for the premium paid to assume a position in a futures contract at the specified option-exercise price at any time during the period of the option. Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities the Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments. See "Foreign Currency Transactions" below for a description of the Funds' use of options on currency futures.

RISK FACTORS IN FUTURES TRANSACTIONS. Investment in futures contracts involves risk. If the futures are used for hedging, some of that risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of the security or currency being hedged. The correlation is higher between price movements of futures contracts and the instrument underlying that futures contract. The correlation is lower when futures are used to hedge securities other than such underlying instrument, such as when a futures contract on an index of securities is used to hedge a single security, a futures contract on one security (e.g., U.S. Treasury bonds) is used to hedge a different security (e.g., a mortgage-backed security) or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and a portfolio position (or anticipated position) which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss. In addition, it is not always possible to hedge fully or perfectly against currency fluctuations affecting the value of the securities denominated in foreign currencies because the value of such securities also is likely to fluctuate


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as a result of independent factors not related to currency fluctuations. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches.

A hedge will not be fully effective where there is such imperfect correlation. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contract.

A Fund may also purchase futures contracts (or options thereon) as an anticipatory hedge against a possible increase in the price of currency in which is denominated the securities the Fund anticipates purchasing. In such instances, it is possible that the currency may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market and/or currency decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past exceeded the daily limit on a number of consecutive trading days. Short positions in index futures may be closed out only by entering into a futures contract purchase on the futures exchange on which the index futures are traded.

The successful use of transactions in futures and related options for hedging and risk management also depends on the ability of the Manager to forecast correctly the direction and extent of exchange rate, interest rate and stock price movements within a given time frame. For example, to the extent interest rates remain stable during the period in which a futures contract or option is held by a Fund investing in fixed income securities (or such rates move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes.

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USES OF OPTIONS, FUTURES AND OPTIONS ON FUTURES

RISK MANAGEMENT. When futures and options on futures are used for risk management, a Fund will generally take long positions (e.g., purchase call options, futures contracts or options thereon) in order to increase the Fund's exposure to a particular market, market segment or foreign currency. For example, if a Fixed Income Fund wants to increase its exposure to a particular fixed income security, the Fund may take long positions in futures contracts on that security. In the case of futures and options on futures, a Fund is only required to deposit the initial and variation margin as required by relevant CFTC regulations and the rules of the contract markets. Because the Fund will then be obligated to purchase the security or index at a set price on a future date, the Fund's net asset value will fluctuate with the value of the security as if it were already included in the Fund's portfolio. Risk management transactions have the effect of providing a degree of investment leverage, particularly when the Fund does not earmark assets equal to the face amount of the contract (i.e., in cash settled futures contracts) since the futures contract (and related options) will increase or decrease in value at a rate which is a multiple of the rate of increase or decrease in the value of the initial and variation margin that the Fund is required to deposit. As a result, the value of the Fund's portfolio will generally be more volatile than the value of comparable portfolios which do not engage in risk management transactions. A Fund will not, however, use futures and options on futures to obtain greater volatility than it could obtain through direct investment in securities; that is, a Fund will not normally engage in risk management to increase the average volatility (beta) of that Fund's portfolio above 1.00, the level of risk (as measured by volatility) that would be present if the Fund were fully invested in the securities comprising the relevant index. However, a Fund may invest in futures and options on futures without regard to this limitation if the face value of such investments, when aggregated with the Index Futures, equity swaps and contracts for differences as described below does not exceed 10% of a Fund's assets.

HEDGING. To the extent indicated elsewhere, a Fund may also enter into options and futures contracts and buy and sell options on futures for hedging. For example, if a Fund wants to hedge certain of its fixed income securities against a decline in value resulting from a general increase in market rates of interest, it might sell futures contracts with respect to fixed income securities or indexes of fixed income securities. If the hedge is effective, then should the anticipated change in market rates cause a decline in the value of the Fund's fixed income security, the value of the futures contract should increase. Likewise, a Fund may sell equity index futures if the Fund wants to hedge its equity securities against a general decline in the relevant equity market(s). The Funds may also use futures contracts in anticipatory hedge transactions by taking a long position in a futures contract with respect to a security, index or foreign currency that a Fund intends to purchase (or whose value is expected to correlate closely with the security or currency to be purchased) pending receipt of cash from other transactions to be used for the actual purchase. Then if the cost of the security or foreign currency to be purchased by the Fund increases and if the anticipatory hedge is effective, that increased cost should be offset, at least in part, by the value of the futures contract. Options on futures contracts may be used for hedging as well. For example, if the value of a fixed-income security in a Fund's portfolio is expected to decline as a result of an increase in rates, the Fund might purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, for anticipatory hedging, the Fund may purchase call options or write put options as a substitute for the purchase


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of futures contracts. See "Foreign Currency Transactions" below for more information regarding the currency hedging practices of certain Funds.

INVESTMENT PURPOSES. To the extent indicated elsewhere, a Fund may also enter into futures contracts and buy and sell options thereon for investment. For example, a Fund may invest in futures when its Manager believes that there are not enough attractive securities available to maintain the standards of diversity and liquidity set for a Fund pending investment in such securities if or when they do become available. Through this use of futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs which may be associated with investment in the securities of multiple issuers. This use may also permit a Fund to avoid potential market and liquidity problems (e.g., driving up the price of a security by purchasing additional shares of a portfolio security or owning so much of a particular issuer's stock that the sale of such stock depresses that stock's price) which may result from increases in positions already held by the Fund.

Incidental to other transactions in fixed income securities, for investment purposes a Fund may also combine futures contracts or options on fixed income securities with cash, cash equivalent investments or other fixed income securities in order to create "synthetic" bonds which approximate desired risk and return profiles. This may be done where a "non-synthetic" security having the desired risk/return profile either is unavailable (e.g., short-term securities of certain foreign governments) or possesses undesirable characteristics (e.g., interest payments on the security would be subject to foreign withholding taxes). A Fund may also purchase forward foreign exchange contracts in conjunction with U.S. dollar-denominated securities in order to create a synthetic foreign currency denominated security which approximates desired risk and return characteristics where the non-synthetic securities either are not available in foreign markets or possess undesirable characteristics. For greater detail, see "Foreign Currency Transactions" below.

SYNTHETIC SALES AND PURCHASES. Futures contracts may also be used to reduce transaction costs associated with short-term restructuring of a Fund's portfolio. For example, if a Fund's portfolio includes stocks of companies with medium-sized equity capitalization and, in the opinion of the Manager, such stocks are likely to underperform larger capitalization stocks, the Fund might sell some or all of its mid-capitalization stocks, buy large capitalization stocks with the proceeds and then, when the expected trend had played out, sell the large capitalization stocks and repurchase the mid-capitalization stocks with the proceeds. In the alternative, the Fund may use futures to achieve a similar result with reduced transaction costs. In that case, the Fund might simultaneously enter into short futures positions on an appropriate index (e.g., the S&P Mid Cap 400 Index) (to synthetically "sell" the stocks in the Fund) and long futures positions on another index (e.g., the S&P 500) (to synthetically "buy" the larger capitalization stocks). When the expected trend has played out, the Fund would then close out both futures contract positions. A Fund will only enter into these combined positions if (1) the short position (adjusted for historic volatility) operates as a hedge of existing portfolio holdings, (2) the face amount of the long futures position is less than or equal to the value of the portfolio securities that the Fund would like to dispose of, (3) the contract settlement date for the short futures position is approximately the same as that for the long futures position and (4) the Fund's custodian earmarks and maintains an amount of cash, U.S. Government Securities or other liquid assets whose value,


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marked-to-market daily, is equal to the Fund's current obligations in respect of the long futures contract positions. If a Fund uses such combined short and long positions, in addition to possible declines in the values of its investment securities, the Fund may also suffer losses associated with a securities index underlying the long futures position underperforming the securities index underlying the short futures position. However, the Manager will enter into these combined positions only if the Manager expects that, overall, the Fund will perform as if it had sold the securities hedged by the short position and purchased the securities underlying the long position. A Fund may also use swaps and options on futures to achieve the same objective.

The Funds' ability to engage in the options and futures strategies described above will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that a Fund will be able to utilize these instruments effectively for the purposes set forth above. Furthermore, each Fund's ability to engage in options and futures transactions may be limited by tax considerations.

SWAP CONTRACTS AND OTHER TWO-PARTY CONTRACTS

Many of the Funds may use swap contracts and other two-party contracts for the same or similar purposes as they may use options, futures and related options.

SWAP CONTRACTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange returns (or differentials in rates of return) calculated with respect to a "notional amount," e.g., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

INTEREST RATE AND CURRENCY SWAP CONTRACTS. Interest rate swaps involve the exchange of the two parties' respective commitments to pay or receive interest on a notional principal amount (e.g. an exchange of floating rate payments for fixed rate payments). Currency swaps involve the exchange of the two parties' respective commitments to pay or receive fluctuations with respect to a notional amount of two different currencies (e.g., an exchange of payments with respect to fluctuations in the value of the U.S. dollar relative to the Japanese yen).

CREDIT DEFAULT SWAPS. Credit default swaps are used to limit or reduce risk exposure of the GMO Funds (primarily GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by issuers of emerging market debt. These instruments may also be used to create synthetic short exposure to certain emerging market debt, in cases where credit default protection is purchased in excess of the value of the related underlying debt held by a Fund. With credit default swaps, GMO Funds pay what is, in effect, an insurance premium and, in return, have the right to put certain bonds or loans upon issuer default (or similar events) and to receive in return the par (or other agreed-upon) value of those bonds or loans. The GMO Funds may also use credit default swaps for investment purposes, in which case the Fund will receive the premium referenced above, but


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would be obligated to pay the par (or other agreed-upon) value of the defaulted bonds or loans upon the issuer's default.

EQUITY SWAP CONTRACTS AND CONTRACTS FOR DIFFERENCES. Equity swap contracts involve the exchange of one party's obligation to pay the loss, if any, with respect to a notional amount of a particular equity index (e.g., the S&P 500 Index) plus interest on such notional amount at a designated rate (e.g., the London Inter-Bank Offered Rate) in exchange for the other party's obligation to pay the gain, if any, with respect to the notional amount of such index.

If a Fund enters into a long equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had purchased the notional amount of securities comprising the index. If a Fund enters into a short equity swap contract, the Fund's net asset value will fluctuate as a result of changes in the value of the equity index on which the equity swap is based as if it had sold the notional amount of securities comprising the index.

Contracts for differences are swap arrangements in which a Fund may agree with a counterparty that its return (or loss) will be based on the relative performance of two different groups or "baskets" of securities. Often, one or both "baskets" will be an established securities index. As to one of the baskets, the Fund's return is based on theoretical, long futures positions in the securities comprising that basket (with an aggregate face value equal to the notional amount of the contract for differences) and as to the other basket, the Fund's return is based on theoretical short futures positions in the securities comprising the basket. The Fund may also use actual long and short futures positions to achieve the same market exposure(s) as contracts for differences where payment obligations of the two legs of the contract are netted and thus based on changes in the relative value of the baskets of securities rather than on the aggregate change in the value of the two legs. The Funds will only enter into contracts for differences (and analogous futures positions) when the Manager believes that the basket of securities constituting the long leg will outperform the basket constituting the short leg. However, it is possible that the short basket will outperform the long basket -- resulting in a loss to the Fund, even in circumstances when the securities in both the long and short baskets appreciate in value.

INTEREST RATE CAPS, FLOORS AND COLLARS. The Funds may use interest rate caps, floors and collars for the same purposes or similar purposes as they use interest rate futures contracts and related options. Interest rate caps, floors and collars are similar to interest rate swap contracts because the payment obligations are measured by changes in interest rates as applied to a notional amount and because they are individually negotiated with a specific counterparty. The purchase of an interest rate cap entitles the purchaser, to the extent that a specific index exceeds a specified interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. The purchase of an interest rate collar entitles the purchaser, to the extent that a specified index exceeds or falls below two specified interest rates, to receive payments of interest on a notional principal amount from the party selling the interest rate collar. The Funds' use of interest rate caps, floors and collars for the same or similar purposes as those for which they use futures


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
contracts and related options presents the same risks and similar opportunities as those associated with futures and related options. Because caps, floors and collars are recent innovations for which standardized documentation has not yet been developed they are deemed by the SEC to be relatively illiquid investments which are subject to a Fund's limitation on investment in illiquid securities. See "Illiquid Securities" below.

RISK FACTORS IN SWAP CONTRACTS, OTC OPTIONS AND OTHER TWO-PARTY CONTRACTS. A Fund may only close out a swap, contract for differences, cap, floor or collar or OTC option with the particular counterparty. Also, if the counterparty defaults, a Fund will have contractual remedies pursuant to the agreement related to the transaction, but there is no assurance that contract counterparties will be able to meet their obligations pursuant to such contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. The Fund thus assumes the risk that it may be delayed or prevented from obtaining payments owed to it pursuant to swap contracts. The Manager will closely monitor, subject to the oversight of the Trustees, the creditworthiness of contract counterparties, and a Fund will not enter into any swaps, caps, floors or collars, unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") at the time of entering into such transaction or if the counterparty has comparable credit as determined by the Manager. However, the credit of the counterparty may be adversely affected by larger-than-average volatility in the markets, even if the counterparty's net market exposure is small relative to its capital. The management of caps, floors, collars and swaps may involve certain difficulties because the characteristics of many derivatives have not been observed under all market conditions or through a full market cycle.

ADDITIONAL REGULATORY LIMITATIONS ON THE USE OF FUTURES AND RELATED OPTIONS, INTEREST RATE FLOORS, CAPS AND COLLARS AND INTEREST RATE AND CURRENCY SWAP CONTRACTS. In accordance with CFTC regulations, investments by any Fund in futures contracts and related options for purposes other than bona fide hedging are limited such that the aggregate amount that a Fund may commit to initial margin on such contracts or time premiums on such options may not exceed 5% of that Fund's net assets.

FOREIGN CURRENCY TRANSACTIONS

Foreign currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These and other currencies in which the Funds' assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Funds.

Funds that are permitted to invest in securities denominated in foreign currencies may buy or sell foreign currencies, deal in forward foreign currency contracts, currency futures contracts and related options and options on currencies. These Funds may use such currency instruments for


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hedging, investment or currency risk management. Currency risk management may include taking active currency positions relative to both the securities portfolio of the Fund and the Fund's performance benchmark.

Forward foreign currency contracts are contracts between two parties to purchase and sell a specific quantity of a particular currency at a specified price, with delivery and settlement to take place on a specified future date. Currency futures contracts are contracts to buy or sell a standard quantity of a particular currency at a specified future date and price. Options on currency futures contracts give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified currency futures contract at a fixed price during a specified period. Options on currencies give their owner the right, but not the obligation, to buy (in the case of a call option) or sell (in the case of a put option) a specified quantity of a particular currency at a fixed price during a specified period.

The Funds may enter into forward contracts for hedging under three circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

Second, when the Manager of a Fund believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Maintaining a match between the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.

Third, the Funds may engage in currency "cross hedging" when, in the opinion of the Manager, the historical relationship among foreign currencies suggests that the Funds may achieve the same protection for a foreign security at reduced cost through the use of a forward foreign currency contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated. By engaging in cross hedging transactions, the Funds assume the risk of imperfect correlation between the subject currencies. These practices may present risks different from or in addition to the risks associated with investments in foreign currencies.

A Fund is not required to enter into hedging transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Manager. By entering into the above hedging transactions, the Funds may be required to forego the benefits of advantageous changes in the exchange rates.

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Each of these Funds may also enter into foreign currency forward contracts for investment and currency risk management. When a Fund uses currency instruments for such purposes, the foreign currency exposure of the Fund may differ substantially from the currencies in which the Fund's investment securities are denominated. However, a Fund's aggregate foreign currency exposure will not normally exceed 100% of the value of the Fund's securities, except that a Fund may use currency instruments without regard to this limitation if the amount of such excess, when aggregated with futures contracts, equity swap contracts and contracts for differences used in similar ways, does not exceed 10% of a Fund's net assets. Many of the Funds may each also enter into foreign currency forward contracts to give fixed income securities denominated in one currency (generally the U.S. dollar) the risk characteristics of similar securities denominated in another currency as described above under "Uses of Options, Futures and Options on Futures -- Investment Purposes" or for risk management in a manner similar to such Funds' use of futures contracts and related options.

REPURCHASE AGREEMENTS

A Fund may enter into repurchase agreements with banks and broker-dealers by which the Fund acquires a security (usually an obligation of the Government where the transaction is initiated or in whose currency the agreement is denominated) for a relatively short period (usually not more than a week) for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-on price and date. The resale price is in excess of the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default in its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the relevant Fund to expenses, delays and risks of loss including: (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of access to income during this period and (c) inability to enforce rights and the expenses involved in attempted enforcement.

DEBT AND OTHER FIXED INCOME SECURITIES GENERALLY

Debt and Other Fixed Income Securities include fixed income securities of any maturity. Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private issuers.

Fixed income securities are subject to market and credit risk. Market risk relates to changes in a security's value as a result of changes in interest rates generally. In general, the values of fixed income securities increase when prevailing interest rates fall and decrease when interest rates rise. Credit risk relates to the ability of the issuer to make payments of principal and interest. Obligations of issuers are subject to the provisions of bankruptcy, insolvency and other laws, such as the Federal Bankruptcy Reform Act of 1978, affecting the rights and remedies of creditors. Fixed income securities denominated in foreign currencies are also subject to the risk of a decline in the value of the denominating currency.

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Because interest rates vary, it is impossible to predict the future income of a
Fund investing in such securities. The net asset value of each Fund's shares will vary as a result of changes in the value of the securities in its portfolio and will be affected by the absence and/or success of hedging strategies.

CASH AND OTHER HIGH QUALITY INVESTMENTS

Many of the Funds may temporarily invest a portion of their assets in cash or cash items pending other investments or in connection with the earmarking and maintenance of such assets on the custodian's books and records. These cash items and other high quality corporate debt securities may include a number of money market instruments such as securities issued by the United States government and agencies thereof, bankers' acceptances, commercial paper, and bank certificates of deposit. By investing only in high quality money market securities a Fund may seek to minimize credit risk with respect to such investments.

U.S. GOVERNMENT SECURITIES AND FOREIGN GOVERNMENT SECURITIES

U.S. Government Securities include securities issued or guaranteed by the U.S. government or its authorities, agencies or instrumentalities. Foreign Government Securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies or instrumentalities or by supra-national agencies. U.S. Government Securities and Foreign Government Securities have different kinds of government support. For example, some U.S. Government Securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government Securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States. Similarly, some Foreign Government Securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. In the case of certain countries, Foreign Government Securities may involve varying degrees of credit risk as a result of financial or political instability in such countries and the possible inability of a Fund to enforce its rights against the foreign government issuer.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies' activities, and include such entities as the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Coal and Steel Community and the Inter-American Development Bank.

Like other fixed income securities, U.S. Government Securities and Foreign Government Securities are subject to market risk and their market values fluctuate as interest rates change. Thus, for example, the value of an investment in a Fund which holds U.S. Government Securities or Foreign Government Securities may fall during times of rising interest rates. Yields on U.S. Government Securities and Foreign Government Securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in U.S. Government Securities and Foreign Government Securities, a Fund may purchase certificates of accrual or similar instruments evidencing


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undivided ownership interests in interest payments or principal payments, or both, in U.S. Government Securities and Foreign Government Securities. These certificates of accrual and similar instruments may be more volatile than other government securities.

MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES

Mortgage-backed and other asset-backed securities may be issued by the U.S. government, its agencies or instrumentalities, or by non-governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed securities. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying mortgages, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and a Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital loss because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal prepayment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by a Fund may include Adjustable Rate Securities as such term is defined in "Adjustable Rate Securities" below.

Other "asset-backed securities" include securities backed by pools of automobile loans, educational loans and credit card receivables. Mortgage-backed and asset-backed securities of non-governmental issuers involve prepayment risks similar to those of U.S. government guaranteed mortgage-backed securities and also involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"): STRIPS AND RESIDUALS. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.

CMOs include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining on mortgages or mortgage-backed securities from the


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payment of principal of and interest on all other CMOs and the administrative expenses of the issuer. Residuals have value only to the extent income from such underlying mortgages or mortgage-backed securities exceeds the amount necessary to satisfy the issuer's debt obligations represented by all other outstanding CMOs.

CMOs also include certificates representing undivided interests in payments of interest-only or principal-only ("IO/PO Strips") on the underlying mortgages. IO/PO Strips and Residuals tend to be more volatile than other types of securities. IO Strips and Residuals also involve the additional risk of loss of a substantial portion of or the entire value of the investment if the underlying securities are prepaid. In addition, if a CMO bears interest at an adjustable rate, the cash flows on the related Residual will also be extremely sensitive to the level of the index upon which the rate adjustments are based.

ADJUSTABLE RATE SECURITIES

Adjustable rate securities are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government Securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or, in the case of securities backed by mortgage loans, the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

LOWER RATED SECURITIES

Certain Funds may invest some or all of their assets in securities rated below investment grade (that is, rated below BBB by Standard & Poor's or below Baa by Moody's) at the time of purchase, including securities in the lowest rating categories, and comparable unrated securities ("Lower Rated Securities"). A Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase, although the Manager will monitor the investment to determine whether continued investment in the security will assist in meeting the Fund's investment objective.

Lower Rated Securities generally provide higher yields, but are subject to greater credit and market risk, than higher quality fixed income securities. Lower Rated Securities are considered predominantly speculative with respect to the ability of the issuer to meet principal and interest payments. Achievement of the investment objective of a Fund investing in Lower Rated Securities may be more dependent on the Manager's own credit analysis than is the case with higher quality bonds. The market for Lower Rated Securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by


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changing public perceptions of this market or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for Lower Rated Securities. This reduced liquidity at certain times may affect the values of these securities and may make the valuation and sale or these securities more difficult. Securities of below investment grade quality are commonly referred to as "junk bonds." Securities in the lowest rating categories may be in poor standing or in default. Securities in the lowest investment grade category (BBB or Baa) have some speculative characteristics. See "Commercial Paper and Corporate Debt Ratings" below for more information concerning commercial paper and corporate debt ratings.

BRADY BONDS

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructuring under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in Mexico, Uruguay, Venezuela, Costa Rica, Argentina, Nigeria, the Philippines and other countries.

Brady Bonds may be collateralized, are issued in various currencies (but primarily the dollar) and are actively traded in over-the-counter secondary markets. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds.

Brady Bonds are often viewed as having three or four valuation components: any collateralized repayment of principal at final maturity; any collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

ZERO COUPON SECURITIES

A Fund investing in "zero coupon" fixed income securities is required to accrue interest income on these securities at a fixed rate based on the initial purchase price and the length to maturity, but these securities do not pay interest in cash on a current basis. Each Fund is required to distribute the income on these securities to its shareholders as the income accrues, even though that Fund is not receiving the income in cash on a current basis. Thus, each Fund may have to sell other investments to obtain cash to make income distributions. The market value of zero coupon securities is often more volatile than that of non-zero coupon fixed income securities of comparable quality and maturity. Zero coupon securities include IO and PO strips.

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INDEXED SECURITIES

Indexed Securities are securities the redemption values and/or the coupons of which are indexed to the prices of a specific instrument or statistic. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to other securities, securities indexes, currencies, precious metals or other commodities, or other financial indicators. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies.

Indexed securities in which each Fund may invest include so-called "inverse floating obligations" or "residual interest bonds" on which the interest rates typically decline as short-term market interest rates increase and increase as short-term market rates decline. Such securities have the effect of providing a degree of investment leverage, since they will generally increase or decrease in value in response to changes in market interest rates at a rate which is a multiple of the rate at which fixed-rate long-term securities increase or decrease in response to such changes. As a result, the market values of such securities will generally be more volatile than the market values of fixed rate securities.

Certain Funds may invest in inflation indexed securities issued by the U.S. Treasury, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value which has been adjusted for inflation.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other bonds which may or may not provide a similar guarantee. If a


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guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation indexed bonds is expected to fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation indexed bonds.

Although these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may result in a decline in value. If interest rates rise due to reasons other than inflation (such as changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

The U.S. Treasury has a relatively brief history of issuing inflation indexed bonds. As such, there is limited trading history of these securities. Certain foreign governments, such as the United Kingdom, Canada and Australia, have a longer history of issuing inflation indexed bonds, and there may be a more liquid market in certain of these countries for these securities.

The periodic adjustment of U.S. inflation indexed bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. In addition, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Coupon payments received by a Fund from inflation indexed bonds will be includable in the Fund's gross income in the period in which they accrue. In addition, any increase in the principal amount of an inflation indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

The Inflation Indexed Bond Fund may invest in fixed income securities (including convertible securities) of any maturity, although under normal market conditions at least 65% of the Fund's total assets will be comprised of inflation indexed "bonds" as such term is defined above. Fixed income securities include securities issued by federal, state, local and foreign governments, and a wide range of private issuers.

A Fund's investments in indexed securities, including inflation indexed securities, may create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level. See


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"Distributions and Taxes in the Prospectus" and "Distributions" and "Taxes" in
this Statement of Additional Information.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Certain Funds may enter into firm commitments and other similar agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed-income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities in this manner (on a when-issued or delayed-delivery basis), it is required to earmark on its custodian's books and records cash, U.S. Government Securities or other liquid securities in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. No income is generally earned on these securities until after delivery. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

LOANS, LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to a Fund's policies regarding the quality of debt securities.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating agency and yield could be adversely affected. Loans that are fully secured offer the Fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation or that the collateral can be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of emerging countries will also involve a risk that the governmental entities responsible for repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

When investing in a loan participation, a Fund will typically have the right to receive payments only from the lender to the extent the lender receives payments from the borrower, and not from the borrower itself. Likewise, a Fund typically will be able to enforce its rights only through the


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lender, and not directly against the borrower. As a result, a Fund will assume the credit risk of both the borrower and the lender that is selling the participation.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to the Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. In the case of a loan participation, direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a Fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, a Fund may rely on the Manager's research to attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower.

Direct indebtedness purchased by a Fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the Fund to pay additional cash on demand. These commitments may have the effect of requiring the Fund to increase its investment in a borrower at a time when it would not otherwise have done so. A Fund's custodian will earmark and maintain appropriate liquid assets to cover the Fund's potential obligations under standby financing commitments.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS

Certain Funds may enter into reverse repurchase agreements and dollar roll agreements with banks and brokers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities.

Dollar rolls are transactions in which a Fund sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

A Fund which makes such investments will earmark and maintain on its custodian's books and records cash, U.S. Government Securities or other liquid assets equal in value to its obligations


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in respect of reverse repurchase agreements and dollar rolls. Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls are not considered borrowings by a Fund for purposes of a Fund's fundamental investment restriction with respect to borrowings.

ILLIQUID SECURITIES

Each Fund may invest up to 15% (or, in the case of the Foreign Fund only, 10%) of its net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreements and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

PRIVATE PLACEMENTS AND RESTRICTED INVESTMENTS. Illiquid securities may include certain securities of private issuers, investments in securities traded in unregulated markets and securities that are purchased in private placements and are subject to restrictions on resale either as a matter of contract or under federal securities laws. These securities either (1) cannot be sold to the public without registration under the Securities Act of 1933 or the availability of an exemption from registration (such as Rules 144 or 144A) or (2) are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, it could be more difficult to sell such securities when the Manager believes it advisable to do so. A Fund holding such securities may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration. These securities may involve the risk that a Fund may be deemed to be an "underwriter" for purposes of the Securities Act of 1933 when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the


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registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

A Fund may invest in shares of other investment companies, including both open- and closed-end investment companies (including single country funds). When making such an investment, the Fund will be indirectly exposed to all the risks of such investment companies. In general, the investing Fund will bear a pro rata portion of the other investment company's fees and expenses.

In addition, many of the Funds may invest in private investment funds, vehicles or structures. The Funds may also invest in debt-equity conversion funds, which are funds established to exchange foreign bank debt of countries whose principal repayments are in arrears into a portfolio of listed and unlisted equities, subject to certain repatriation restrictions.

Certain GMO Fixed Income Funds may invest without limitation in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund. These investments will not be made in reliance on Section 12(d)(1)(G) of the Investment Company Act of 1940 but will instead be made in reliance on an SEC order obtained by the Manager and the Funds. As described in the Prospectus, shareholders of the investing Funds will not bear any of the fees and expenses of the Alpha LIBOR Fund and/or the Emerging Country Debt Fund.

TAX-SENSITIVE STRATEGIES

With respect to the Tax-Managed U.S. Equities Fund, the Manager may control portfolio turnover in order to defer the realization and minimize the distributions of capital gains. In addition, the Manager may, when appropriate, sell securities in order to realize capital losses; such losses may be used at various times to offset realized capital gains, thus reducing net capital gains distributions. When making sales of specific securities, the Manager will consider strategies, such as selling securities with the highest cost basis, to minimize capital gains. In lieu of redeeming in cash, the Manager may meet redemption requests through in-kind redemptions in whole or in part by a distribution of appreciated securities held by the Fund, so that the Fund will generally not be required to distribute the capital gains in those securities to the remaining shareholders in the Fund. The effect to the redeeming shareholder is the same for federal income tax purposes as a redemption in cash. Shareholders receiving the redemption in kind would pay tax on the capital gains realized, if any, on the Fund shares redeemed. There can be no assurance that the Manager will be successful in employing any or all of these strategies.

                               USES OF DERIVATIVES

INTRODUCTION AND OVERVIEW

DERIVATIVE POLICIES. This overview provides a general introduction to the principal ways in which the Funds use derivatives. The information below is designed to supplement the information included in the GMO Trust Prospectus.


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FUNCTION OF DERIVATIVES IN GMO FUNDS. GMO Equity and Fixed Income Funds use
financial derivatives to implement investment decisions. The types of derivatives employed, which vary from Fund to Fund, include futures, swaps, options, forward contracts and, periodically, structured notes. These instruments may be exchange-traded or over-the-counter products. The types of strategies implemented also vary from Fund to Fund. To a significant extent, specific market conditions influence the choice of derivative strategies for a given Fund.

DERIVATIVE EXPOSURE. Generally, stocks constitute the majority of the holdings in each GMO Equity Fund, and derivative positions make up approximately 5% to 20% of the total assets. In GMO Fixed Income Funds, bond futures, currency options, forwards and other derivatives are the primary means of obtaining market exposure.

COUNTERPARTY CREDITWORTHINESS. The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. The Manager limits transactions to counterparties with a long-term debt rating of A or higher at the time the Fund enters into the derivative. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

DERIVATIVES IN GMO EQUITY FUNDS

Broadly speaking, derivatives employed in GMO's Equity Funds serve three purposes: hedging, investment and risk management. See "Descriptions and Risks of Fund Investments - Futures and Options", " - Uses of Options, Futures, and Options on Futures", and " -- Swap Contracts and Other Two-Party Contracts". In the International Equity Funds, GMO also uses derivatives to manage currency exposure. See "Descriptions and Risks of Fund Investments - Foreign Currency Transactions".

- Hedging: GMO Equity Funds may employ hedges to protect a current or anticipated position. For example, if a Fund receives significant amounts of cash, the Fund may hedge market risk, i.e., the risk of not being invested in the market, by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until direct investments can be efficiently made.

- Investment: Rather than investing directly in securities, a Fund may employ derivative instruments such as a long futures contract or a long equity swap contract. For example, a Fund may use long derivative positions to adjust the underlying exposure to individual markets, sectors and equities in an efficient, cost-effective manner.

-        Risk Management: Synthetic sales and purchases can help manage risk.
         For example, a GMO Fund may hold a large proportion of stocks in a particular market that the Manager believes is likely to underperform in the short term. In this case, the Manager may choose to minimize the risk of underperformance without incurring the high transaction costs associated with selling stocks by using derivative instruments to invest the Fund in another market it views more favorably. To accomplish this strategy, the Fund may use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's


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         portfolio) in combination with a long futures contract on another index
         (to synthetically "buy" exposure to that index).

- Foreign Currency: GMO International Funds may also employ derivatives in foreign currency transactions to implement the same three basic functions: hedging, investment and risk management.

DERIVATIVES IN GMO FIXED INCOME FUNDS.

As in GMO Equity Funds, GMO Fixed Income Funds may employ derivatives for hedging, investment and risk management.

- Hedging: GMO Fixed Income Funds may use derivative instruments to hedge against a market or credit risk already generally present in a Fund. In addition, if a Fund receives significant cash, the Fund may hedge market risk, i.e., the risk of not being invested in the market, by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until direct investments can be made efficiently.

- Investment: A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

- Risk Management: A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level GMO believes is the optimal exposure to individual countries and issuers. Sometimes such derivative transactions are used as a precursor to actual sales and purchases of the underlying securities.

- Foreign Currency: Forward sales and purchases of foreign currency contracts are used extensively to: (1) take active overweighted and underweighted positions in particular bond markets and currencies relative to the Funds' respective performance benchmarks; (2) hedge currency exposure embedded in foreign securities; (3) buy currency in advance to settle security purchases; (4) cross-hedge currency risks; and (5) create synthetic foreign bonds in conjunction with bond futures.

- Additional Uses of Swaps: A number of GMO Fixed Income Funds employ additional strategies to help implement the Funds' investment strategies. As an example, total return swaps may be used to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. Or, for instance, credit default swaps may be employed to protect GMO Funds (primarily the Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against the event of default by issuers of emerging market debt or to create synthetic short exposure to emerging market debt securities to which such Funds are not otherwise exposed.

- Leverage: Unlike the Equity Funds, the GMO Fixed Income Funds are not specifically limited with respect to the extent to which derivatives may be used or with respect to the absolute face value of the derivative positions employed. Instead, effective market exposure is controlled by controlling the projected tracking exposure of each Fund relative to its benchmark. However, this will mean that the Fixed Income Funds may sometimes be leveraged if measured in terms of aggregate exposure of a Fund's assets.


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USE OF DERIVATIVES BY GMO EQUITY FUNDS

DOMESTIC EQUITY FUNDS. Funds in this group include: GMO U.S. Core Fund, GMO Intrinsic Value Fund, GMO Growth Fund, GMO Small Cap Value Fund, GMO REIT Fund and GMO Tax-Managed U.S. Equities Fund. GMO Value Fund makes only occasional use of futures contracts and related options on securities indexes and does not currently expect to make use of other derivative instruments.

TYPES OF DERIVATIVES

-        Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities

- Contracts for differences, i.e., equity swaps that contain both long and short equity components.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by a Fund. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual markets, sectors and equities.


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Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual sectors and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases. For example, if a Fund held a large proportion of stocks of a particular industry and the Manager believed that stocks of another industry would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Equity derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

-        There is no limit on the use of derivatives for hedging purposes.

- When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

- The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

- Except when such instruments are used for bona fide hedging, no more than 5% of a Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

INTERNATIONAL EQUITY FUNDS (EXCEPT GMO FOREIGN FUND AND GMO FOREIGN SMALL COMPANIES FUND).

TYPES OF DERIVATIVES (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

-        Options, futures contracts and related options on securities indexes

- Long equity swap contracts in which a Fund pays a fixed rate plus the negative performance, if any, and receives the positive performance, if any, of an index or basket of securities

- Short equity swap contracts in which a Fund receives a fixed rate plus the negative performance, if any, and pays the positive performance of an index or basket of securities


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
- Contracts for differences, i.e., equity swaps that contain both long and short equity components

- Only the GMO Emerging Markets Fund and GMO Evolving Countries Fund may use structured or indexed notes.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Short equity futures, related options and short equity swap contracts may be used to hedge against an equity risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering long equity swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short equity swap contracts, to allow the Fund to dispose of securities in a more orderly fashion without the Fund being exposed to leveraged loss exposure in the interim.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long equity swap contracts) in place of investing directly in securities. These applications include using equity derivatives to "equitize" cash balances held by the Fund. Because a foreign equity derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with equity derivatives to give the effect of investing directly. A Fund may also use long derivatives for investment in conjunction with short hedging transactions to adjust the weights of the Fund's underlying equity portfolio to a level the Manager believes is the optimal exposure to individual countries and equities.

For example, if the Manager expects a positive return forecast for a select group of UK companies, but a negative return for the UK market as a whole, then a Fund may overweight the select group of equities and reduce exposure to the UK market by selling UK equity futures or entering into a swap contract that is long a specific basket of securities and short the UK market generally.

Risk Management - Synthetic Sales and Purchases

A Fund may use equity futures, related options and equity swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and stocks. Sometimes, such transactions are used as a precursor to actual sales and purchases.

For example, if a Fund held a large proportion of stocks of a particular market and the Manager believed that stocks of another market would outperform such stocks, the Fund might use a short futures contract on an appropriate index (to synthetically "sell" a portion of the Fund's portfolio) in combination with a long futures contract on another index (to synthetically "buy" exposure to that index). Long and short equity swap contracts and contracts for differences may also be used for these purposes. Often, a foreign currency forward will be used in conjunction with the long derivative position to create the effect of investing directly. Equity derivatives (and corresponding currency forwards) used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased.

Limitations on the Use of Derivatives

-        There is no limit on the use of derivatives for hedging purposes.

- When long futures contracts and long equity swaps are used for investment, the Funds will maintain an amount of liquid securities equal to the face value of all such long derivative positions. However, for purposes of this restriction, if an existing long equity exposure is reduced or eliminated by a short derivative position, the combination of the long and short position will be considered as cash available to cover another long derivative exposure.

- The net long equity exposure of a Fund, including direct investment in securities and long derivative positions, will not exceed 100% of the Fund's net assets.

- Except when such instruments are used for bona fide hedging, no more than 5% of the Fund's net assets will be committed to initial margin on futures contracts and time premiums on related options.

- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

Types of Foreign Currency Transaction

-        Buying and selling spot currencies

-        Forward foreign currency contracts

-        Currency futures contracts and related options

-        Options on currencies

-        Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge back into the U.S. dollar the risk of foreign currencies represented by its securities investments. A Fund is not required to hedge any of the currency risk inherent in investing in securities denominated in foreign currencies (except in the case of the GMO Currency Hedged International Equity
Fund).

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency on the spot market or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

Limitations of Foreign Currency Transactions

- The GMO International Intrinsic Value Fund will typically hedge less than 30% of the foreign currency exposure represented by its investments in foreign-currency denominated securities back into the U.S. dollar.

- A Fund's aggregate net foreign currency exposure, assuming full offset of long and short positions, will not exceed 100% of the Fund's net assets denominated in foreign currencies, though the currency exposure of the Fund may differ substantially from the currencies in which the Fund's equities are denominated.

GMO FOREIGN FUND AND GMO FOREIGN SMALL COMPANIES FUND

TYPES OF DERIVATIVES

-        Equity futures and related options

- Exchange-traded and OTC options on securities and indexes (including writing covered options).

FOREIGN CURRENCY TRANSACTIONS

- For hedging purposes, the Fund may invest in spot currency transactions, forward foreign currency contracts, options on currencies, currency futures and related options.

USE OF DERIVATIVES BY GMO FIXED INCOME FUNDS

Funds in this group include: GMO Domestic Bond Fund, GMO International Bond Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund and GMO Inflation Indexed Bond Fund.

DERIVATIVES AND THE FUND'S GLOBAL BOND STRATEGY (applicable only to the GMO International Bond Fund and GMO Global Bond Fund. The fundamental strategy of these Fixed Income Funds requires that each Fund take active overweighted and underweighted positions with respect to particular bond markets and currencies relative to each Fund's respective performance benchmark. Often these active positions will be achieved using long and short derivative positions and combinations of such positions to create synthetic securities. These Funds are not specifically limited with respect to the absolute face value of the derivative positions employed. Instead, effective market exposure is controlled by controlling the projected tracking error relative to each Fund's benchmark. However, this will mean that a Fund may be leveraged if measured in terms of aggregate exposure of the Fund's assets.

POLICIES OF ALL FIXED INCOME FUNDS

TYPES OF DERIVATIVES (OTHER THAN FOREIGN CURRENCY TRANSACTIONS)

- Futures contracts and related options on bonds as well as baskets or indexes of securities

-        Options on bonds and other securities

- Swap contracts, including interest rate swaps, total return swaps, credit default swaps and contracts for differences

-        Structured notes.

USES OF DERIVATIVES

Hedging

Traditional Hedging: Bond futures, related options, bond options and swap contracts may be used to hedge against a market or credit risk already generally present in a Fund.

Anticipatory Hedging: If a Fund receives or anticipates significant cash purchase transactions, the Fund may hedge market risk (the risk of not being invested in the market) by purchasing long futures contracts or entering into long swap contracts to obtain market exposure until such time as direct investments can be made efficiently. Conversely, if a Fund receives or anticipates a significant demand for cash redemptions, the Fund may sell futures contracts or enter into short swap contracts while the Fund disposes of securities in an orderly fashion.

Investment

A Fund may use derivative instruments (particularly long futures contracts, related options and long swap contracts) in place of investing directly in securities. Because a foreign derivative generally only provides the return of a foreign market in local currency terms, a Fund will often purchase a foreign currency forward in conjunction with using derivatives to give the effect of investing directly.

Risk Management

A Fund may use options, futures and related options as well as swap contracts to adjust the weight of the Fund to a level the Manager believes is the optimal exposure to individual countries and issuers. Sometimes, such transactions are used as a precursor to actual sales and purchases.

Other Uses

Total return swaps are generally used to gain investment exposure to fixed income securities where direct ownership is either not legally possible or is economically unattractive. With these swaps, GMO Funds pay a financing rate and receive the total return on a particular fixed income security or basket of securities.

Credit default swaps are used to protect GMO Funds (primarily the GMO Emerging Country Debt Fund and other Fixed Income Funds that invest a portion of their assets in emerging market debt) against events of default by issuers of emerging market debt, or to create synthetic short exposure to emerging market debt securities to which such Funds are not otherwise exposed.

Many of the debt instruments in which the Funds invest may not be available with precisely the duration or other interest rate terms that the Manager would prefer. The Manager may decide to alter the interest rate exposure of these debt instruments by employing interest rate swaps. A Fund can then maintain its investment in the credit of the issuer through the debt instrument but adjust its interest rate exposure through the swap. With these swaps, the Funds and the counterparties swap interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration.

Limitations on the Use of Derivatives

- The Manager tracks the creditworthiness of counterparties in swaps, forwards and options. Counterparties used for OTC derivatives must have a long-term debt rating of A or higher when the derivative is entered into. Occasionally, short-term derivatives will be entered into with counterparties that have only high short-term debt ratings. In addition to checking agency ratings to assess creditworthiness, the Manager also considers news reports and market activity, such as the levels at which a counterparty's long-term debt is trading. Furthermore, the Manager implicitly restricts the amount of credit extended to any one counterparty. Besides creditworthiness, the Manager reviews, on a regular basis, the various exposures that the Funds have to over-the-counter counterparties.

TYPES OF DERIVATIVES (FOREIGN CURRENCY TRANSACTIONS)

-        Buying and selling spot currencies

-        Forward foreign currency contracts

-        Currency futures contracts and related options

-        Options on currencies

-        Currency swap contracts.

USES OF FOREIGN CURRENCY TRANSACTIONS

Hedging

Traditional Hedging: A Fund may effect foreign currency transactions - generally short forward or futures contracts - to hedge the risk of foreign currencies represented by its securities investments back into the U.S. dollar. A Fund is not required to hedge any of the currency risk obtained by investing in securities denominated in foreign currencies.

Anticipatory Hedging: When a Fund enters into a contract for the purchase or anticipates the need to purchase a security denominated in a foreign currency, it may "lock in" the U.S. dollar price of the security by buying the foreign currency or through currency forwards or futures.

Proxy Hedging: A Fund may hedge the exposure of a given foreign currency by using an instrument denominated in a different currency that the Manager believes is highly correlated to the currency being hedged.

Investment

A Fund may enter into currency forwards or futures contracts in conjunction with entering into a futures contract on a foreign index in order to create synthetic foreign currency denominated securities.

Risk Management

Subject to the limitations described below, a Fund may use foreign currency transactions for risk management, which will permit the Fund to have foreign currency exposure that is significantly different than the currency exposure represented by its portfolio investments. This foreign currency exposure may include long and short exposure to particular currencies beyond the amount of a Fund's investment in securities denominated in that currency.

                             INVESTMENT RESTRICTIONS

Fundamental Restrictions:

Without a vote of the majority of the outstanding voting securities of the relevant Fund, the Trust will not take any of the following actions with respect to any Fund as indicated:

(1) Borrow money except under the following circumstances: (i) Each Fund may borrow money from banks so long as after such a transaction, the total assets (including the amount borrowed) less liabilities other than debt obligations, represent at least 300% of outstanding debt obligations; (ii) Each Fund may also borrow amounts equal to an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes, such as for the clearance and settlement of portfolio transactions and to meet shareholder redemption requests; (iii) Each Fund may enter into transactions that are technically borrowings under the 1940 Act because they involve the sale of a security coupled with an agreement to repurchase that security (e.g., reverse repurchase agreements, dollar rolls and other similar investment techniques) without regard to the asset coverage restriction described in (i) above, so long as and to the extent that a Fund's custodian earmarks and maintains cash and/or high grade debt securities equal in value to its obligations in respect of these transactions. Under current pronouncements of the SEC staff, such transactions are not treated as senior securities so long as and to the extent that the Fund's custodian earmarks and maintains liquid assets, such as cash, U.S. Government Securities or other appropriate assets equal in value to its obligations in respect of these transactions.

(2) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities. (For this purpose, the deposit or payment of initial or variation margin in connection with futures contracts or related options transactions is not considered the purchase of a security on margin.)

(3) Make short sales of securities or maintain a short position for the Fund's account unless at all times when a short position is open the Fund owns an equal amount of such securities or owns securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short.

(4) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under federal securities laws.

(5) Purchase or sell real estate, although it may purchase securities of issuers which deal in real estate, including securities of real estate investment trusts, and may purchase securities which are secured by interests in real estate.

(6) Make loans, except by purchase of debt obligations or by entering into repurchase agreements or through the lending of the Fund's portfolio securities. Loans of portfolio securities may be made with respect to up to 33 1/3 % of a Fund's total assets in the case of each Fund (except the International Intrinsic Value Fund, and with respect to not more than 25% of total assets in the case of the International Intrinsic Value Fund.

(7) With respect to all Funds except for the Intrinsic Value Fund, Tax-Managed U.S. Equities Fund and Foreign Small Companies Fund, invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager") who beneficially own more than -1/2 of 1% of the securities of that issuer together beneficially own more than 5%.

(8) Concentrate more than 25% of the value of its total assets in any one industry except that the REIT Fund may invest more than 25% of its assets in real estate-related securities.

(9) Purchase or sell commodities or commodity contracts, except that the Funds may purchase and sell financial futures contracts and options thereon.

(10) Issue senior securities, as defined in the 1940 Act and as amplified by rules, regulations and pronouncements of the SEC. The SEC has concluded that even though reverse repurchase agreements, firm commitment agreements and standby commitment agreements fall within the functional meaning of the term "evidence of indebtedness," the issue of compliance with Section 18 of the 1940 Act will not be raised with the SEC by the Division of Investment Management if a Fund covers such securities by earmarking and maintaining certain assets on the books and records of the Fund's custodian. Similarly, so long as such earmarked assets are maintained, the issue of compliance with Section 18 will not be raised with respect to any of the following: any swap contract or contract for differences; any pledge or encumbrance of assets permitted by Non-Fundamental Restriction (4) below; any borrowing permitted by Fundamental Restriction (1) above; any collateral arrangements with respect to initial and variation margin permitted by Non-Fundamental Restriction (4) below; and the purchase or sale of options, forward contracts, futures contracts or options on futures contracts.

Non-Fundamental Restrictions:

It is contrary to the present policy of all the Funds, which may be changed by the Trustee without shareholder approval, to:

(1) Buy or sell oil, gas or other mineral leases, rights or royalty contracts.

(2) Make investments for the purpose of gaining control of a company's management.

(3) Invest more than 15% of net assets in illiquid securities. The securities currently thought to be included as "illiquid securities" are restricted securities under the Federal securities laws (including illiquid securities traded under Rule 144A), repurchase agreements and securities that are not readily marketable. To the extent the Trustees determine that restricted securities traded under Section 4(2) or Rule 144A under the Securities Act of 1933, repurchase agreement and securities that are not readily marketable, are in fact liquid, they will not be included in the 15% limit on investment in illiquid securities.

Repurchase agreements maturing in more than seven days are considered illiquid, unless an agreement can be terminated after a notice period of seven days or less.

For so long as the SEC maintains the position that most equity swap contracts, reverse equity swap contracts, caps, floors and collars are illiquid, each Fund will continue to designate these instruments as illiquid for purposes of its 15% illiquid limitation unless the instrument includes a termination clause or has been determined to be liquid based on a case-by-case analysis pursuant to procedures approved by the Trustees.

(4) Pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 33 1/3% of the Fund's total assets (taken at cost). (For the purposes of this restriction, collateral arrangements with respect to swap agreements, the writing of options, stock index, interest rate, currency or other futures, options on futures contracts and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets. The deposit of securities or cash or cash equivalents in escrow in connection with the writing of covered call or put options, respectively, is not deemed to be a pledge or encumbrance.)

(5) With respect to the Foreign Fund only, to (i) invest in interests of any general partnership, (ii) utilize margin or other borrowings to increase market exposure (such prohibition shall extend to the use of cash collateral obtained in exchange for loaned securities but does not prohibit the use of margin accounts for permissible futures trading; further, the Fund may borrow an amount equal to cash receivable from sales of stocks or securities the settlement of which is deferred under standard practice in the country of sale), (iii) pledge or otherwise encumber its assets, and (iv) invest more than 5% of its assets in any one issuer (except Government securities and bank certificates of deposit).

Except as indicated above in Fundamental Restriction (1), all percentage limitations on investments set forth herein and in the Prospectus will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

The phrase "shareholder approval," as used in the Prospectus and in this Statement of Additional Information, and the phrase "vote of a majority of the outstanding voting securities," as used herein with respect to a Fund, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of that Fund, or (2) 67% or more of the shares of that Fund present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except for policies that are explicitly described as fundamental in the Prospectus or this Statement of Additional Information, the investment policies of each Fund may be changed by the Trust's Trustees without the approval of shareholders.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each Fund of GMO Trust will be determined on each day the New York Stock Exchange (the "Exchange") is open for regular business as of the close of regular trading on the Exchange, generally 4:00 p.m. New York City time. However, equity options held by the Funds are priced as of the close of trading at 4:10 p.m., and futures contracts on U.S. government and other fixed-income securities and index options held by the Funds are priced as of their close of trading at 4:15 p.m. Please refer to "Determination of Net Asset Value" in the Prospectus for additional information.

                                  DISTRIBUTIONS

         The Prospectus describes the distribution policies of each Fund under the heading "Distributions". It is the policy of each Fund in all cases to pay its shareholders, as dividends, substantially all net investment income and to distribute annually all net realized capital gains, if any, after offsetting any capital loss carryovers. For distribution and federal income tax purposes, a portion of the premiums from certain expired call or put options written by a Fund, net gains from certain closing purchase and sale transactions with respect to such options and a portion of net gains from other options and futures transactions are treated as short-term capital gain (i.e., gain from the sale of securities held for 12 months or less). It is the policy of each Fund to make distributions at least annually, sufficient to avoid the imposition of a nondeductible 4% excise tax on certain undistributed amounts of taxable investment income and capital gains.

                                      TAXES

TAX STATUS AND TAXATION OF EACH FUND

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things:

(a) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies;

(b) distribute with respect to each taxable year at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and

(c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. Government Securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total net assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses.

         If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed timely to its shareholders in the form of dividends (including capital gain dividends).

         If a Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if a Fund is permitted so to elect and so elects), plus any retained amount from the prior year, such Fund will be subject to a 4% excise tax on the undistributed amounts. A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., payment of excise tax amounts deemed by the Fund to be de minimus).

TAXATION OF FUND DISTRIBUTIONS AND SALES OF FUND SHARES

         Fund distributions derived from interest, dividends and certain other income, including in general short-term capital gains, will be taxable as ordinary income to shareholders subject to federal income tax whether received in cash or reinvested in shares. Properly designated Fund distributions derived from net long-term capital gains (i.e., net gains derived from the sale of securities held for more than 12 months) will generally be taxable as such (generally at a 20% rate for noncorporate shareholders), regardless of how long a shareholder has held the shares in the Fund.

         For taxable years beginning after December 31, 2000, the maximum capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8 percent and 18 percent (rather than 10 percent and 20 percent). The 18-percent rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisors before making such an election.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such dividends and distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gains if the shares have been held for more than 12 months and as short-term capital gains if the shares have been held for not more than 12 months.

         Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

         A distribution paid to shareholders by a Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

         If a Fund makes a distribution to you in excess of its current and accumulated "earnings and profits" in any taxable year, the excess distribution will be treated as a return of capital to the extent of your tax basis in your shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces your tax basis in your shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by you of your shares.

         For corporate shareholders (other than S corporations), the dividends-received deduction will generally apply (subject to a holding period requirement imposed by the Code) to a Fund's dividends paid from investment income to the extent derived from dividends received from U.S. corporations. However, any distributions received by a Fund from REITs will not qualify for the corporate dividends-received deduction. A Fund's investments in REIT equity securities may require such Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold (including when it is not advantageous to do so). A Fund's investments in REIT equity securities may at other times result in the Fund's receipt of cash in excess of the REIT's earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.

         The backup withholding rules do not apply to certain exempt entities (including corporations and tax-exempt organizations) so long as each such entity furnishes the Trust with an appropriate certification. However, other shareholders are subject to backup withholding at a rate of 31% on all distributions of net investment income and capital gain, whether received in cash or reinvested in shares of the relevant Fund, and on the amount of the proceeds of any redemption of Fund shares, where such distributions or redemption proceeds are paid or credited to any shareholder account for which an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). A "taxpayer identification number" is either the Social Security number or employer identification number of the record owner of the account. The back-up withholding is not an additional tax and is creditable against a shareholder's tax liability.

         Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans.

WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS

         Dividend distributions (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to a nonresident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are resident in a country, such as the U.K., that has an income tax treaty with the U.S. may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net realized long-term capital gains paid by a Fund to a foreign shareholder, and any gain realized upon the sale of Fund shares by such a shareholder, will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year. However, such distributions and sale proceeds may be subject to backup withholding, unless the foreign investor certifies his non-U.S. residency status. Foreign investors are subject to the backup withholding rules described above. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the record owner of the account, and may be claimed as a credit on the record owner's Federal income tax return. Also, foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and, in the case of a foreign corporation, may also be subject to a branch profits tax. Again, foreign shareholders who are resident in a country with an income tax treaty with the United States may obtain different tax results, and are urged to consult their tax advisors.

         The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations became effective for payments made on or after January 1, 2001 (although transition rules apply). In some circumstances, the new rules increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. Foreign investors in a Fund should consult their tax advisors with respect to the application of these new regulations.

FOREIGN TAX CREDITS

         If, at the end of the fiscal year, more than 50% of the value of the total assets of any Fund is represented by stock or securities of foreign corporations, the Fund intends to make an election with respect to the relevant Fund which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amounts of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including a holding period requirement applied at both the Fund and shareholder level imposed by the Code). Shareholders of any of the International Funds whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment of distributions by the relevant Fund, and may be disadvantaged as a result of the election described in this paragraph.

TAX IMPLICATIONS OF CERTAIN INVESTMENTS

         Certain of the Funds' investments, including assets "marked to the market" for federal income tax purposes, debt obligations issued or purchased at a discount and potentially so-called "index securities" (including inflation indexed bonds), will create taxable income in excess of the cash they generate. In such cases, a Fund may be required to sell assets (including when it is not advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders all of its income and gains and therefore to eliminate any tax liability at the Fund level.

         The Funds' transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies may accelerate income, defer losses, cause adjustments in the holding periods of the Funds' securities and convert long-term capital gains into short-term capital gains and short-term capital losses into long-term capital losses. These transactions may affect the amount, timing and character of distributions to shareholders.

         Investment by the Fund in certain passive foreign investment companies ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a passive foreign investment company as a "qualified electing fund," in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund's total return.

         A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

         GMO Global Balanced Allocation Fund will not be able to offset gains realized by one underlying Fund in which such Fund invests against losses realized by another underlying Fund in which such Fund invests. In addition, Funds that invest in other investment companies will not be able to offset gains realized by one underlying investment company against losses realized by another underlying investment company. Similarly, a Fund which invests in GMO Alpha LIBOR Fund and/or GMO Emerging Country Debt Fund will not be able to offset losses realized by either of those Funds against other income realized by the Fund. Also, depending on a Fund's percentage ownership in an underlying Fund, a redemption of shares of an underlying Fund by the investing Fund may cause the investing Fund to be treated as not receiving capital gain income on such redemption but instead as receiving a dividend taxable as ordinary income in an amount equal to the full amount of the distribution. Accordingly, the investment of a Fund in underlying Funds could affect the amount, timing and character of distributions to shareholders of such Fund.

LOSS OF REGULATED INVESTMENT COMPANY STATUS

         A Fund may experience particular difficulty qualifying as a regulated investment company in the case of highly unusual market movements, in the case of high redemption levels and/or during the first year of its operations. If the Fund does not qualify for taxation as a regulated investment company for any taxable year, the Fund's income will be taxed at the Fund level at regular corporate rates, and all distributions from earnings and profits, including distributions of net long-term capital gains and net tax-exempt income, will be taxable to shareholders as ordinary income and subject to withholding in the case of non-U.S. shareholders. In addition, in order to requalify for taxation as a regulated investment company that is accorded special tax treatment, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest on such gains, and make certain substantial distributions.

                             PERFORMANCE INFORMATION

         Each Fund may from time to time include its total return in advertisements or in information furnished to present or prospective shareholders.

         Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, three, five, and ten years (or for such shorter or longer periods as shares of the Fund have been offered), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $10,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $10,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportional share of Fund expenses on an annual basis, and assume that (i) the maximum purchase premium, if any, is deducted from the initial $10,000 payment, (ii) all dividends and distributions are reinvested when paid and (iii) the maximum redemption fee, if any, is charged at the end of the relevant period. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Any such information would be accompanied by standardized total return information.

         Class M Shares were first offered for sale on June 30, 2001. The table below sets forth the average annual total return for Class III Shares of each Fund for the one, three, five and ten year periods ending February 28, 2001 and for the period from the commencement of the Funds' operations until February 28, 2001. Because Class III shares are invested in the same portfolio of securities as Class M Shares, performance would be substantially similar except to the extent that fees and expenses may differ:

                      FUND               INCEPTION       1 YEAR     3 YEARS (%)  5 YEARS (%)   10 YEARS (%)      SINCE
                                           DATE            (%)                                               INCEPTION (%)
U.S. Core                                 9/18/85          0.83         9.64        17.06          16.67         17.20
Value                                    11/13/90         32.72         7.49        14.65          15.04         16.89
Intrinsic Value                            8/2/99         26.00          N/A          N/A            N/A          7.25
Growth                                   12/30/88        -25.76         9.83        17.05          15.87         17.52
Small Cap Value                          12/31/91         20.92         4.52        12.82            N/A         15.49
REIT                                      5/31/96         30.86        -1.45          N/A            N/A          7.42
Tax-Managed U.S. Equities                 7/23/98         -3.44          N/A          N/A            N/A          8.73
International Intrinsic Value             3/31/87          7.32         4.87         6.57           8.35          9.39
Foreign                                   8/31/84         -1.85         7.40         9.95          10.28         16.64
Foreign Small Companies                   1/4/95*         -5.04         9.96        10.16            N/A         10.21
Emerging Markets                          12/9/93        -20.34        -0.81         0.38            N/A          1.55
Evolving Countries                        8/29/97        -20.49         1.64          N/A            N/A         -2.84
Domestic Bond                             8/18/94         14.91         7.18         7.42            N/A          8.07
International Bond                       12/22/93          3.20         0.86         4.18            N/A          6.96
Global Bond                              12/28/95          6.70         2.38         5.78            N/A          5.35
Inflation Indexed Bond                    3/31/97         16.86         8.06          N/A            N/A          7.13
Emerging Country Debt Share               7/20/98         18.71          N/A          N/A            N/A          7.09
Global Balanced Allocation                7/29/96         10.22         6.69          N/A            N/A         11.45

         * Performance information presented is that of the Fund's predecessor for all periods prior to June 30, 2000.

         Each Fund may also from time to time advertise net return and gross return data for each month and calendar quarter since the Fund's inception. Monthly and quarterly return data is calculated by linking daily performance for a Fund (current net asset value divided by prior net asset value), and assumes reinvestment of all dividends and gains. Monthly and quarterly performance data does not reflect payment of any applicable purchase premiums or redemption fees. All quotations of monthly and quarterly returns would be accompanied by standardized total return information. Information relating to a Fund's return for a particular month or calendar quarter is provided to permit evaluation of the Fund's performance and volatility in different market conditions, and should not be considered in isolation.

         From time to time, in advertisements, in sales literature, or in reports to shareholders, a Fund may compare its respective performance to that of other mutual funds with similar investment objectives and to stock or other relevant indices. For example, the Fund may compare its total return to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., widely recognized independent services that monitor mutual fund performance; the Standard & Poor's 500 Stock Index ("S&P 500"), the MSCI EAFE or the Russell 2500, indices of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         Performance rankings and listings reported in national financial publications, such as Money Magazine, Barron's and Changing Times, may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including No Load Fund X, CDA Investment Technologies, Inc., Weisenberger Investment Companies Service, and Donoghue's Mutual Fund Almanac.

         Quotations of a Fund's gross return do not reflect any reduction for any Fund fees or expenses unless otherwise noted; if the gross return data reflected the estimated fees and expenses of the Fund, the returns would be lower than those shown. Quotations of gross return for a Fund for a particular month or quarter will be calculated in accordance with the following formula:

Gross Return =
Net Return + (Total Annual Operating Expense Ratio) (# of days in relevant period/365)

                             MANAGEMENT OF THE TRUST

         Subject to the provisions of the GMO Declaration of Trust, the business of the GMO Trust (the "Trust"), an open-end management investment company, shall be managed by the Trustees, and they shall have all powers necessary or convenient to carry out that responsibility including the power to engage in securities transactions of all kinds on behalf of the Trust. Without limiting the foregoing, the Trustees may: adopt By-Laws not inconsistent with the Declaration of Trust providing for the regulation and management of the affairs of the Trust and may amend and repeal them to the extent that such By-Laws do not reserve that right to the Shareholders; fill vacancies in or remove from their number (including any vacancies created by an increase in the number of Trustees); remove from their number with or without cause; elect and remove such officers and appoint and terminate such agents as they consider appropriate; appoint from their own number and terminate one or more committees consisting of two or more Trustees which may exercise the powers and authority of the Trustees to the extent that the Trustees determine; employ one or more custodians of the assets of the Trust and authorize such custodians to employ subcustodians and to deposit all or any part of such assets in a system or systems for the central handling of securities or with a Federal Reserve Bank; retain a transfer agent or a shareholder servicing agent, or both; provide for the distribution of Shares by the Trust, through one or more principal underwriters or otherwise; set record dates for the determination of Shareholders with respect to various matters; and in general delegate such authority as they consider desirable to any officer of the Trust, to any committee of the Trustees and to any agent or employee of the Trust or to any such custodian or underwriter.

         The Trustees and officers of the Trust and their principal occupations during the past five years are as follows:

         R. JEREMY GRANTHAM* (D.O.B. 10/6/38). President-Quantitative and Chairman of the Trustees of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         JAY O. LIGHT (D.O.B. 10/3/41). Trustee of the Trust. Professor of Business Administration, Harvard University; Senior Associate Dean, Harvard University (1988-1992).

         DONALD W. GLAZER, ESQ.** (D.O.B. 7/26/44). Trustee of the Trust. Advisor and Counsel, Goodwin Procter LLP (1996 - present); Secretary and Consultant, Provant, Inc. (1998 - present); Consultant - Business and Law, (1995 - present).

         EYK DEL MOL VAN OTTERLOO (D.O.B. 2/27/37). President-International of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         RICHARD MAYO (D.O.B. 6/18/42). President-U.S. Active of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         SUSAN RANDALL HARBERT (D.O.B. 4/25/57). Chief Financial Officer and Treasurer of the Trust. Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         BRENT ARVIDSON (D.O.B. 6/26/69). Assistant Treasurer of the Trust. Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 1997 - present). Senior Financial Reporting Analyst, John Hancock Funds (August 1996 - September 1997). Account Supervisor/Senior Account Specialist, Investors Bank and Trust Company (June 1993 - August 1996).

         SCOTT ESTON (D.O.B. 1/20/56). Vice President of the Trust. Chief Financial Officer, (September 1997 - present). Member, Grantham, Mayo, Van Otterloo & Co. LLC. Senior Partner, Coopers & Lybrand (1987 -
         1997).

         WILLIAM R. ROYER, ESQ. (D.O.B. 7/20/65). Vice President and Clerk of the Trust. General Counsel and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

         ELAINE M. HARTNETT, ESQ. (D.O.B. 2/18/45). Vice President and Secretary of the Trust. Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June

         1999 - present). Associate/Junior Partner, Hale and Dorr LLP, Boston, Massachusetts (1991 - 1999).

*Trustee is deemed to be an "interested person" of the Trust and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO" or the "Manager"), as defined by the 1940 Act.

**Mr. Glazer was elected to the Trust's Board of Trustees by the Trustees on December 11, 2000.

         The mailing address of each of the officers and Trustees is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110. Except as set forth below, as of June 1, 2001, the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of shares of each Fund of the Trust.

                                                          AGGREGATE
                FUND                    CLASS         OWNERSHIP INTEREST
                ----                    -----         ------------------
Tax-Managed U.S. Equities Fund           III                18.31
International Small Companies Fund       III                1.58
Evolving Countries Fund                  III                3.18
Inflation Indexed Bond Fund              III                1.25

         Except as stated above, the principal occupations of the officers and Trustees for the last five years have been with the employers as shown above, although in some cases they have held different positions with such employers.

         Other than as set forth in the table below, no Trustee or officer of the Trust receives any direct compensation from the Trust or any series thereof:

                NAME OF PERSON,                  TOTAL ANNUAL COMPENSATION
                   POSITION                           FROM THE TRUST
                   --------                           --------------
         Jay O. Light, Trustee                        $ 80,000 / year

         Donald Glazer, Trustee                       $ 80,000 / year*

         Messrs. Grantham, Mayo, Van Otterloo, Royer and Eston, and Ms. Harbert, as members of the Manager, will benefit from the management fees paid by each Fund of the Trust.

         * For the period from December 12, 2000 to December 31, 2000, Mr. Glazer received $ 4,603 as compensation for services as a trustee of the Trust.

                     INVESTMENT ADVISORY AND OTHER SERVICES

Management Contracts

         As disclosed in the Prospectus under the heading "Management of the Trust," under separate Management Contracts (each a "Management Contract") between the Trust and the

Manager, subject to such policies as the Trustees of the Trust may determine, the Manager will furnish continuously an investment program for each Fund and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. Subject to the control of the Trustees, the Manager also manages, supervises and conducts the other affairs and business of the Trust, furnishes office space and equipment, provides bookkeeping and certain clerical services and pays all salaries, fees and expenses of officers and Trustees of the Trust who are affiliated with the Manager. As indicated under "Portfolio Transactions--Brokerage and Research Services," the Trust's portfolio transactions may be placed with broker-dealers who furnish the Manager, at no cost, certain research, statistical and quotation services of value to the Manager in advising the Trust or its other clients.

         As is disclosed in the Prospectus, the Manager has contractually agreed to reimburse each Fund with respect to certain Fund expenses through at least June 30, 2002.

         Each Management Contract provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

         Each Management Contract was approved by the Trustees of the Trust (including a majority of the Trustees who were not "interested persons" of the Manager) and by the relevant Fund's sole shareholder in connection with the organization of the Trust and the establishment of the Funds. Each Management Contract will continue in effect for a period more than two years from the date of its execution only so long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of the Manager or the Trust, and by (ii) the majority vote of either the full Board of Trustees or the vote of a majority of the outstanding shares of the relevant Fund. Each Management Contract automatically terminates on assignment, and is terminable on not more than 60 days' notice by the Trust to the Manager. In addition, each Management Contract may be terminated on not more than 60 days' written notice by the Manager to the Trust.

         For each Fund, the Management Fee is calculated based on a fixed percentage of the Fund's average daily net assets. In the last three fiscal years the Funds have paid the following amounts as Management Fees to the Manager pursuant to the relevant Management Contract:

                                                       Gross                   Reduction                  Net
                                                       -----                   ---------                  ---
U.S. CORE FUND

Year ended 2/28/01                                 $ 10,479,887                $ 725,580               $9,754,307
Year ended 2/29/00                                   11,161,595                  738,607               10,422,988
Year ended 2/28/99                                   18,661,431                7,700,727               10,960,704

                                                       Gross                   Reduction                  Net
                                                       -----                   ---------                  ---
VALUE FUND

Year ended 2/28/01                                   $1,015,443                $ 108,675                $ 906,768
Year ended 2/29/00                                      996,644                  102,057                  894,587
Year ended 2/28/99                                    1,839,261                  778,954                1,060,307

INTRINSIC VALUE FUND

Year ended 2/28/01                                    $ 152,686                 $ 78,996                 $ 73,690
Commencement of Operations                               76,163                   57,918                   18,245
(8/2/99) - 2/29/00

GROWTH FUND

Year ended 2/28/01                                    $ 543,233                $ 110,683                $ 432,550
Year ended 2/29/00                                      579,315                  101,280                  478,035
Year ended 2/28/99                                      857,030                  396,124                  460,906

SMALL CAP VALUE FUND

Year ended 2/28/01                                   $1,005,880                $ 180,267                $ 825,613
Year ended 2/29/00                                    1,119,033                  196,165                  922,868
Year ended 2/28/99                                    2,529,395                1,060,654                1,468,741

REIT FUND

Year ended 2/28/01                                    $ 713,588                 $ 69,761                $ 643,827
Year ended 2/29/00                                      705,890                   73,067                  632,823
Year ended 2/28/99                                    1,748,325                  614,047                1,134,278

TAX-MANAGED U.S. EQUITIES FUND

Year ended 2/28/01                                     $ 32,711                 $ 32,711                    $   0
Year ended 2/29/00                                       36,665                   36,665                        0
Commencement of Operations                               16,961                   16,961                        0
(7/23/98) through 2/28/99

INTERNATIONAL INTRINSIC VALUE FUND

Year ended 2/28/01                                   $9,826,264               $1,517,826               $8,308,438
Year ended 2/29/00                                   13,366,668                2,144,089               11,222,579
Year ended 2/28/99                                   25,130,562                9,237,518               15,893,044

                                                       Gross                   Reduction                  Net
                                                       -----                   ---------                  ---
FOREIGN FUND

Year ended 2/28/01                                  $7,255,446                $1,118,314               $6,137,132
Year ended 2/29/00                                   7,261,054                 1,196,212                6,064,842
Year ended 2/28/99                                   8,363,703                 2,741,305                5,622,398

FOREIGN SMALL COMPANIES FUND

Commencement of Operations                            $ 197,911                $ 121,801                 $ 76,110
(6/30/00) though 2/28/01

EMERGING MARKETS FUND

Year ended 2/28/01                                    $8,654,651                $237,151               $8,417,500
Year ended 2/29/00                                     8,754,687                 296,467                8,458,220
Year ended 2/28/99                                    11,112,844               2,342,168                8,770,676

EVOLVING COUNTRIES FUND

Year ended 2/28/01                                     $ 359,947                $ 81,883                $ 278,064
Year ended 2/29/00                                       336,947                  86,122                  250,825
Year ended 2/28/99                                       343,836                 145,463                  198,373

DOMESTIC BOND FUND

Year ended 2/28/01                                     $ 160,788                $ 72,412                 $ 88,376
Year ended 2/29/00                                       170,540                  80,033                   90,507
Year ended 2/28/99                                       678,052                 516,760                  161,292

INTERNATIONAL BOND FUND

Year ended 2/28/01                                     $ 376,243               $ 148,491                $ 227,752
Year ended 2/29/00                                       417,278                  65,415                   51,863
Year ended 2/28/99                                     1,061,185                 642,536                  418,649

GLOBAL BOND FUND

Year ended 2/28/01                                     $ 421,528               $ 181,236                $ 240,292
Year ended 2/29/00                                        65,979                  44,660                  221,319
Year ended 2/28/99                                       486,743                 392,034                   94,709

                                                       Gross                   Reduction                  Net
                                                       -----                   ---------                  ---
INFLATION INDEXED BOND FUND

Year ended 2/28/01                                      $ 60,046                $ 60,046                    $   0
Year ended 2/29/00                                        41,797                  41,797                        0
Year ended 2/28/99                                        75,976                  75,976                        0

EMERGING COUNTRY DEBT SHARE FUND

Year ended 2/28/01                                         $   0                   $   0                    $   0
Year ended 2/29/00                                             0                       0                        0
Commencement of Operations
(7/20/98) - 2/28/99                                            0                       0                        0

GLOBAL BALANCED ALLOCATION FUND

Year ended 2/28/01                                         $   0                   $   0                    $   0
Year ended 2/29/00                                             0                       0                        0
Year ended 2/28/99                                             0                       0                        0

         Each of the Trust and the Manager has adopted a Code of Ethics pursuant to the requirement of the 1940 Act. Under the Code of Ethics, personnel are permitted to engage in personal securities transactions only in accordance with certain conditions relating to such persons' position, the identity of the security, the timing of the transaction and similar factors. Transactions in securities that may be held by the Funds are permitted, subject to compliance with applicable provisions of the Code. Personal securities transactions must be reported quarterly and broker confirmations of such transactions must be provided for review.

         Custodial Arrangements. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02116, and Brown Brothers Harriman & Co. ("BBH"), 40 Water Street, Boston, Massachusetts 02109, serve as the Trust's custodians on behalf of the Funds. As such, IBT or BBH holds in safekeeping certificated securities and cash belonging to a Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to a Fund. Upon instruction, IBT or BBH receives and delivers cash and securities of a Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. Each of IBT and BBH also maintains certain accounts and records of the Trust and calculates the total net asset value, total net income and net asset value per share of each Fund on a daily basis.

         Administrative Arrangements. GMO serves as the Trust's administrator for Class M shareholders. In this capacity, GMO provides administrative support service to such shareholders including processing orders, processing dividend payments, assisting with shareholder communications, recordkeeping and reporting. GMO may provide these services directly, or may contract with third party service providers to provide any or all of these services.

         Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110. PricewaterhouseCoopers LLP conducts annual audits of the Trust's financial statements, assists in the preparation of each Fund's federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation and provides assistance in connection with the preparation of various Securities and Exchange Commission filings.

         Distributor. Funds Distributor, Inc. ("FDI"), 60 State Street, Boston, Massachusetts 02109, serves as the Trust's distributor on behalf of the Funds.

                            DISTRIBUTION (12b-1) PLAN

         The Trust has adopted a Rule 12b-1 distribution and service plan (the "Plan"). The principal features of the Plan are described in the Prospectus. This SAI contains additional information that may be of interest to investors.

         The Trust will pay to the principal distributor of the Trust's shares (the "Distributor") fees for services rendered and expenses borne by the Distributor which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders, at an annual rate with respect to each Fund of the Trust not to exceed 1.00% of each Fund's average daily net assets attributable to its Class M Shares. The Trustees currently limit payments on Class M Shares to 0.25% of each Fund's average daily net assets attributable to its Class M Shares. Such fees shall be accrued daily and paid monthly or at such other intervals as the Trustees shall determine.

         The fees may be spent by the Distributor for services which are primarily intended to result in the sale of Class M Shares of the Trust and/or the provision of certain other services incidental thereto to Class M shareholders (but will generally not be spent on recordkeeping charges, accounting expenses, transfer costs, custodian fees or direct client service, maintenance or reporting to recordholders of Class M Shares). The Distributor's expenditures may include, but shall not be limited to, compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers, banks and other financial intermediaries who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of Class M shareholders' needs, who provide and maintain elective Class M shareholder services such as check writing and wire transfer services, who provide and maintain pre-authorized investment plans for Class M shareholders, who act as sole shareholder of record and nominee for Class M shareholders, who respond to inquiries from Class M shareholders relating to such services, who train personnel in the provision of such services or who provide such similar services as permitted under applicable statutes, rules or regulations.

         Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Funds and who have no direct or indirect interest in the Plan or related arrangements (the "Independent Trustees"), cast in person at a meeting called for that purpose. All material amendments to the Plan also must be approved by the Trustees and the Independent Trustees, including any amendment to increase materially the costs that the fund may bear for distribution pursuant to the Plan.

         The Plan may be terminated at any time with respect to the Class M Shares of any Fund by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund.

         Any agreement relating to the implementation of the Plan with respect to any Fund shall be in writing, shall terminate automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding Class M voting securities of such Fund, upon 60 days written notice.

                             PORTFOLIO TRANSACTIONS

         The purchase and sale of portfolio securities for each Fund and for the other investment advisory clients of the Manager are made by the Manager with a view to achieving their respective investment objectives. For example, a particular security may be bought or sold for certain clients of the Manager even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, therefore, one client may indirectly sell a particular security to another client. It also happens that two or more clients may simultaneously buy or sell the same security, in which event purchases or sales are effected on a pro rata, rotating or other equitable basis so as to avoid any one account being preferred over any other account.

         Transactions involving the issuance of Fund shares for securities or assets other than cash will be limited to a bona fide reorganization or statutory merger and to other acquisitions of portfolio securities that meet all of the following conditions: (a) such securities meet the investment objectives and policies of the Fund; (b) such securities are acquired for investment and not for resale; (c) such securities are liquid securities which are not restricted as to transfer either by law or liquidity of market; and (d) such securities have a value which is readily ascertainable as evidenced by a listing on the American Stock Exchange, the New York Stock Exchange, NASDAQ or a recognized foreign exchange.

         Brokerage and Research Services. In placing orders for the portfolio transactions of each Fund, the Manager will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. The determination of what may constitute best price and execution by a broker-dealer in effecting a securities transaction involves a number of considerations, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Because of such factors, a broker-dealer effecting a transaction may be paid a commission higher than that charged by another broker-dealer. Most of the foregoing are subjective considerations.

         Over-the-counter transactions often involve dealers acting for their own account. It is the Manager's policy to place over-the-counter market orders for the U.S. Funds with primary market makers unless better prices or executions are available elsewhere.

         Although the Manager does not consider the receipt of research services as a factor in selecting brokers to effect portfolio transactions for a Fund, the Manager will receive such services from brokers who are expected to handle a substantial amount of the Funds' portfolio transactions. Research services may include a wide variety of analyses, reviews and reports on such matters as economic and political developments, industries, companies, securities and portfolio strategy. The Manager uses such research in servicing other clients as well as the Funds.
         As permitted by Section 28(e) of the Securities Exchange Act of 1934 and subject to such policies as the Trustees of the Trust may determine, the Manager may pay an unaffiliated broker or dealer that provides "brokerage and research services" (as defined in the Act) to the Manager an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction.

         During the three most recent fiscal years, the Trust paid, on behalf of the Funds, the following amounts in brokerage commissions:

                                                           March 1, 1998            March 1, 1999            March 1, 2000
                                                              Through                  Through                  Through
                                                         February 28, 1999        February 29, 2000        February 28, 2001
                                                         -----------------        -----------------        -----------------
U.S. Core Fund                                              $3,313,708               $3,385,122               $3,138,091
Value Fund                                                     461,481                  728,107                  805,517
Intrinsic Value Fund                                                --                   16,196                   50,965
Growth Fund                                                    121,146                   81,237                  180,021
Small Cap Value Fund                                           848,094                  690,450                  880,659
REIT Fund                                                      581,181                   95,220                  100,996
Tax-Managed U.S. Equities Fund                                   5,964                    5,617                   20,728
International Intrinsic Value Fund                           5,725,781                3,416,885                1,874,882
Foreign Fund                                                 1,399,711                2,242,126                2,055,646
Foreign Small Companies Fund                                        --                       --                   81,462
Emerging Markets Fund                                        6,397,437                7,151,287                7,202,353
Evolving Countries Fund                                        410,530                  600,235                  347,360
Domestic Bond Fund                                              43,364                   25,903                   33,506
International Bond Fund                                         38,185                   31,558                   50,702
Global Bond Fund                                                19,098                   33,865                   80,073


                DESCRIPTION OF THE TRUST AND OWNERSHIP OF SHARES

         The Trust is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust ("Declaration of Trust") dated June 24, 1985. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on February 28/29.

         Pursuant to the Declaration of Trust, the Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of thirty-nine series: U.S. Core Fund; Tobacco-Free Core Fund; Value Fund; Intrinsic Value Fund; Growth Fund; Small Cap Value Fund; Small Cap Growth Fund; REIT Fund; Tax-Managed U.S. Equities Fund; Tax-Managed Small Companies Fund; International Disciplined Equity Fund; International Intrinsic Value Fund; International Growth Fund; Currency Hedged International Equity Fund; Foreign Fund; Foreign Small Companies Fund; International Small Companies Fund; Emerging Markets Fund; Evolving Countries Fund; Asia Fund; Tax-Managed International Equities Fund; Domestic Bond Fund; U.S. Bond Core Plus Fund; International Bond Fund; Currency Hedged International Bond Fund; Global Bond Fund; Emerging Country Debt Fund; Short-Term Income Fund; Global Hedged Equity Fund; Inflation Indexed Bond Fund; Emerging Country Debt Share Fund; International Equity Allocation Fund; World Equity Allocation Fund; Global (U.S.+) Equity Allocation Fund; Global Balanced Allocation Fund; U.S. Sector Fund; Pelican Fund; Alpha LIBOR Fund; and International Core Plus Allocation Fund. Interests in each portfolio (Fund) are represented by shares of the corresponding series. Each share of each series represents an equal proportionate interest, together with each other share, in the corresponding Fund. The shares of such series do not have any preemptive rights. Upon liquidation of a Fund, shareholders of the corresponding series are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial and transfer agency expenses, but there is no present intention to make such charges.

         The Declaration of Trust also permits the Trustees, without shareholder approval, to subdivide any series of shares into various sub-series or classes of shares with such dividend preferences and other rights as the Trustees may designate. This power is intended to allow the Trustees to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently. The Trustees have currently authorized the establishment and designation of up to eight classes of shares for each series of the Trust (except for the Pelican Fund): Class I Shares, Class II Shares, Class III Shares, Class IV Shares, Class V Shares, Class VI Shares, Class VII Shares, Class VIII Shares and Class M Shares.

         The Trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios (i.e., a new fund). Shareholders' investments in such a portfolio would be evidenced by a separate series of shares.

         The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, however, may be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust. While the Declaration of Trust further provides that the Trustees may also terminate the Trust upon written notice to the shareholders, the 1940 Act requires that the Trust receive the authorization of a majority of its outstanding shares in order to change the nature of its business so as to cease to be an investment company.

         On June 1, 2001 the following shareholders held greater than 25% of the outstanding shares of a series of the Trust:

FUND                                 SHAREHOLDERS
----                                 ------------
Value Fund                           Leland Stanford Junior University II
                                     Stanford Management Company
                                     2770 Sand Hill Road
                                     Menlo Park, CA 94025

Intrinsic Value Fund                 Princeton University TR
                                     Attn: John D. Sweeney
                                     P.O. Box 35
                                     Princeton, NJ 08544

Growth Fund                          The Northern Trust Company, Trustee of
                                     The Aerospace Corporation Employees Retirement Plan
                                        Trust
                                     Attn: Mutual Funds
                                     P.O. Box 92956
                                     Chicago, IL 60675

                                     Surdna Foundation Inc.
                                     Attn: Mark De Venoge
                                     330 Madison Avenue, 30th Fl
                                     New York, NY 10017-5001

Tax-Managed U.S. Equities Fund       Fleet National Bank
                                     Metcalf FBO Various Accounts Cash Reinvest
                                     P.O. Box 92800
                                     Rochester, NY 14692-8900

Foreign Small Companies Fund         Princeton University TR
                                     Attn: John D. Sweeney
                                     P.O. Box 35
                                     Princeton, NJ 08544

                                     FMC Corporation Defined Benefit Retirement Trust
                                     200 E Randolph Drive
                                     Chicago, IL 60601

FUND                                 SHAREHOLDERS
----                                 ------------
Evolving Countries Fund              Duke University Long-Term (Endowment) Pool -
                                        Emerging
                                     c/o Duke Management Company
                                     2200 W. Main Street, Suite 1000
                                     Durham, NC 27705

International Bond Fund              Saturn & Co. A/C 4600712
                                     c/o Investors Bank & Trust Co.
                                     FBO The John Hancock Mutual Life Insurance Company
                                        Pension Plan
                                     P.O. Box 9130 FPG90
                                     Boston, MA 02117-9130

                                     Bost & Co. A/C NYXF1049812
                                     (Verizon -- IBF)
                                     Mutual Funds Operations
                                     P.O. Box 3198
                                     Pittsburgh, PA 15230-3198

Global Bond Fund                     Fresno County Employees' Retirement Association
                                     Attn: Gary W. Peterson
                                     P.O. Box 1247
                                     2281 Tulare Street
                                     Fresno, CA 93715

Emerging Country Debt Share Fund     Sprint Corporate Master Trust
                                     Attn: William N. Searcy, Jr.
                                     2320 Shawnee Mission Pkwy.
                                     Westwood, KS 66205


         As a result, such shareholders may be deemed to "control" their respective series as such term is defined in the 1940 Act.

                                  VOTING RIGHTS

         Shareholders are entitled to one vote for each full share held (with fractional votes for fractional shares held) and will vote (to the extent provided herein) in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders. Shareholders vote by individual Fund on all matters except (i) when required by the Investment Company Act of 1940, shares shall be voted in the aggregate and not by individual Fund, and (ii) when the Trustees have determined that the matter affects only the interests of one or more Funds, then only shareholders of such affected Funds shall be entitled to vote thereon. Shareholders of one Fund shall not be entitled to vote on matters exclusively affecting another Fund, such matters including, without limitation, the adoption of or change in the investment objectives, policies or restrictions of the other Fund and the approval of the investment advisory contracts of the other Fund. Shareholders of a particular class of shares do not have separate class voting rights except with respect to matters that affect only that class of shares and as otherwise required by law.

         There will normally be no meetings of shareholders for the purpose of electing Trustees except that in accordance with the 1940 Act (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by the holders of at least 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Voting rights are not cumulative.

         No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and (ii) to establish, designate or modify new and existing series or sub-series of Trust shares or other provisions relating to Trust shares in response to applicable laws or regulations.

                        SHAREHOLDER AND TRUSTEE LIABILITY

         Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of all the property of the relevant Fund for all loss and expense of any shareholder of that Fund held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund of which he is or was a shareholder would be unable to meet its obligations.

         The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject to by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the Trustees and the officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that his action was in or not opposed to the best interests of the Trust. Such person may not be indemnified against any liability to the Trust or the Trust shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

              BENEFICIAL OWNERS OF 5% OR MORE OF THE FUND'S SHARES

         As of June 1, 2001, there were no outstanding Class M Shares of any Fund.

                              FINANCIAL STATEMENTS

         The Trust's audited financial statements for the fiscal year ended February 28, 2001 included in the Trust's Annual Reports and filed with the Securities and Exchange Commission pursuant to Section 30(d) of the 1940 Act and the rules promulgated thereunder, are (with the exception of the financial statements relating to funds that do not offer Class M Shares) hereby incorporated in this Statement of Additional Information by reference.

                   COMMERCIAL PAPER AND CORPORATE DEBT RATINGS

COMMERCIAL PAPER RATINGS

Commercial paper ratings of Standard & Poor's are current assessments of the likelihood of timely payment of debts having original maturities of no more than 365 days. Commercial paper rated A-1 by Standard & Poor's indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Commercial paper rated A-2 by Standard & Poor's indicates that capacity for timely payment on issues is strong. However, the relative degree of safety is not as high as for issues designated A-1. Commercial paper rated A-3 indicates capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of Prime-1 rated issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variations. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained. Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement of relatively high financial leverage. Adequate alternative liquidity is maintained.

CORPORATE DEBT RATINGS

Standard & Poor's. A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. The following is a summary of the ratings used by Standard & Poor's for corporate debt:

AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA -- Bonds rated AA also qualify as high quality debt obligations. Capacity to pay interest and repay principal is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A -- Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC -- Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- The rating C is reserved for income bonds on which no interest is being paid.

D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's. The following is a summary of the ratings used by Moody's for corporate debt:

Aaa -- Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Bonds that are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than in Aaa securities.

A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa -- Bonds that are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Should no rating be assigned by Moody's, the reason may be one of the following:

         1.       An application for rating was not received or accepted.

         2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

         3. There is lack of essential data pertaining to the issue or issuer.

         4. The issue was privately placed in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1 and B1.


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                            SUPPLEMENTAL INFORMATION

Following is information about certain of the Funds of GMO Trust:

GMO U.S. Core Fund

The U.S. Core Fund is managed to outperform the S&P 500 Index by 2% per annum over a complete market cycle with low risk. The U.S. Core Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market. The Fund features a bear market bias, and typically delivers more value-added relative to the S&P 500 in down markets than in up markets.

The investment process for The U.S. Core Fund begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three strategies. These strategies include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) normalized earnings; and (3) momentum. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The U.S. Core Fund is constructed using a proprietary technique to control risk. Each strategy is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 200-250 stocks. Portfolio turnover averaged 82% over the last 5 years.

GMO Value Fund

The Value Fund is a large-cap, fundamentally driven, equity fund benchmarked versus the Russell 1000 Value Index. It is the flagship product of the U.S. Active Division of GMO, a team lead by Dick Mayo, one of GMO's founding members. The team is comprised of 10 investment professionals who utilize a combination of top-down sector research and traditional bottom-up company research to discover fundamentally undervalued stocks.

The U.S. Active teams believes that the market is inefficient, and that a portfolio of stocks with low expectations but sound fundamentals will, as profitability and/or perception improve, substantially outperform the broader market. In addition, by understanding risk in an absolute (and not just relative) sense, they construct portfolios with below-market risk.

The team evaluates stocks using a combination of fundamental and quantitative research. The eligible investment universe is constructed using a proprietary Dividend Discount Model to identify the best values in the marketplace and to screen for inexpensive stocks. Traditional fundamental analysis is then applied to the securities in each sector in order to explore and verify compelling opportunities. The team seeks the following telltale signs in companies: unappreciated earnings power or growth rate; situations where profitability can be improved;


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companies whose price may have suffered due to perception anomalies; and
companies with undervalued assets (businesses or commodities) not given fair value in the stock market. The team's definition of value is more flexible than for many value managers-allowing the Fund to be opportunistic in owning growth stocks whose price may have temporarily suffered, or whose shareholder base may be shifting.

We build the portfolio stock by stock. Risk is controlled primarily through valuation, as all stocks are bought at a discount to fair value. We sell when stocks become fully valued, and to take price risk out of the portfolio by cycling into more deeply undervalued opportunities.

GMO Intrinsic Value Fund

The Intrinsic Value Fund is managed to outperform the Russell 1000 Value Index by 3% per annum over a complete market cycle with low risk. The Intrinsic Value Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized value sector of the U.S. equity market.

The investment process for The Intrinsic Value Fund begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using two disciplines: intrinsic value (GMO's proprietary dividend discount model) and normalized earnings, a traditional value measure. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the discipline in the portfolio increases.

The Intrinsic Value Fund is constructed using a proprietary technique to control risk. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups, and style sectors including growth, quality and cyclical exposure. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 300-350 stocks. Portfolio turnover is expected typically to be 40%-60% annually and has averaged 62% since inception.

GMO Growth Fund

The Growth Fund is managed to outperform the Russell 1000 Growth Index by 3% per annum over a complete market cycle with low risk. The Growth Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the large capitalized growth sector of the U.S. equity market.

The investment process for The Growth Fund begins with a universe represented by the largest 1000 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three stock strategies. These strategies include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) momentum; and (3) earnings surprise. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.


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The Growth Fund is constructed using a proprietary technique to control risk.
Each of the three strategies is associated with an appropriate holding period. Positions are scaled to market capitalization, and stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, exposure to market capitalization groups, quality and cyclical companies. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 200-250 stocks. Portfolio turnover is typically 70%-90% per year.

GMO Small Cap Value Fund

The Small Cap Value Fund is managed to outperform the Russell 2500 Value Index by 2% per annum over a complete market cycle. The Small Cap Value Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the small cap value sector of the U.S. equity market.

The investment process for The Small Cap Value Fund begins with a universe generally represented by the Russell 2500 Value Index. Three strategies are used to evaluate and rank stocks: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) price/book; and (3) price momentum. Stocks that are inexpensive based on any of these strategies are ranked highly. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Small Cap Value Fund is constructed using a proprietary technique to control risk. Each strategy is associated with an appropriate holding period. Stocks that are highly ranked by more than one strategy represent larger positions in the portfolio. Risk is controlled with respect to sector weights, market capitalization, and other portfolio characteristics. Trading costs and liquidity are considered before portfolio revisions are executed, and trades are restricted to a limited percentage of daily trading volume in order to minimize market impact. The portfolio generally holds 500 - 600 stocks and turnover averaged 65% over the last 5 years.

GMO REIT Fund

The REIT Fund seeks high total return through long-term growth of capital and moderately high current yields by investing in real estate securities issued by companies that invest in real estate or real estate-related assets. The Fund's goal is to outperform the Morgan Stanley REIT Index by 1.5% per year, net of fees, with moderate risk. The Fund uses both top-down (property market and sector level) analysis and judgment along with bottom-up (value and growth) valuation methodologies to identify and hold the most attractive real estate equity investments in a diversified portfolio.

The REIT Fund's investment process selects from a universe of publicly-traded real estate stocks with market capitalization greater than $100 million (approximately 150 companies). Managers use three analytic methods to evaluate securities: (1) quality adjusted growth (current price relative to a present value that assesses forecasted cash flow growth adjusted for both sector and company specific risk); (2) fundamental value (stocks which score well using traditional value


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measures such as dividend yield and price to cash earnings ratio); and (3) asset valuation (companies whose assets are reasonably priced based on property market fundamentals). Quality and sustainability of cash flow, limited capital structure risks, and quality of management all contribute to managers' judgment in final stock selection. Investment decisions assume holding periods of 12 to 36 months, although interim trading is used to enhance performance.

Sector allocations are determined by manager judgment after analyzing securities valuations by sector and assessing property market trends such as supply/demand, rental rate and market return expectations. Within this sector allocation framework, stocks are selected according to the methodology described above and weighted on attractiveness while trying to minimize benchmark risk. Trades are executed on GMO's trading floor.

GMO Tax-Managed U.S. Equities Fund

The Tax-Managed U.S. Equities Fund is managed to outperform the S&P 500 Index after tax by 1%-2% per annum over a complete market cycle with low risk. The Fund is a structured portfolio that uses fundamental investment principles and quantitative applications to provide broad exposure to the U.S. equity market while controlling taxable transactions at the fund level. The Fund features a bear market bias and typically delivers more value-added relative to the S&P 500 in down markets than in up markets.

The investment process for The Tax-Managed U.S. Equities Fund begins with a universe represented by the largest 600 capitalized stocks in the U.S. market. Stocks are compared to one another and evaluated on a monthly basis using three disciplines. These disciplines include: (1) price/intrinsic value (GMO's proprietary dividend discount model); (2) normalized earnings; and (3) momentum. Weighting of the strategies is dynamic. As the opportunity to add value increases, the weight of the strategy in the portfolio increases.

The Tax-Managed U.S. Equities Fund is constructed using a proprietary technique to control both risk and taxes. Each discipline is associated with an appropriate holding period. Positions are scaled to market capitalization and stocks that are highly ranked by more than one discipline represent larger positions in the portfolio. Risk is controlled with respect to industry sector weights, market capitalization groups and style sectors including growth, quality and cyclical exposure. The tax effects of proposed trade are examined on a lot-by-lot basis. Trades are executed using a proprietary trading model, and the resulting portfolio generally holds 150-250 stocks.

GMO International Intrinsic Value Fund

The International Intrinsic Value Fund seeks to outperform the MSCI EAFE Index by 2-3% per annum, net of fees. The International Intrinsic Value Fund is a disciplined value portfolio which uses fundamental investment principles and quantitative applications to provide broad international equity exposure, while controlling risk relative to the benchmark.

The investment process for the International Intrinsic Value Fund begins with a universe generally represented by the MSCI EAFE universe plus Canada (approximately 2500 stocks).


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The fund uses disciplined value techniques to assess countries, sectors (big vs.
small, cyclical vs. defensive), currencies, and stocks. Risk and return forecasts are made for sectors, currencies and stocks using historical, current and future estimates of financial data that relate the current economic scenario to future return patterns. The following represent some of the major factors that the manager monitors and evaluates in creating forecasted returns: country valuation-price-to-earnings, dividend yield, positive GDP trends, positive market sentiment, industrial competitiveness as defined by nominal and real interest rates; sector valuation-proprietary dividend discount model, price-to-earnings, economic sensitivity, profitability and size; stock valuation -price-to-book, stability of return-on-equity, momentum of earnings revisions, stock price momentum and neglect with recent momentum; and currency valuation-export and producer price parity, balance of payments, interest rate differential and strong relative strength. The manager believes these factors/characteristics maintain persistent, causal relationships and therefore allow the manager to better forecast returns for stocks within different countries.

The International Intrinsic Value Fund is constructed using an optimization process that weighs the trade-off between a stock's return forecast and its contribution to the risk of the portfolio in comparison to the benchmark. Buy and sell candidates are analyzed for volume constraints (liquidity) and transaction costs. Trading baskets are then compiled with a mindful eye on trading impact. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts and will hold approximately 750 securities.

GMO Foreign Fund

GMO's International Active Division manages international equity products including the Foreign Fund. We seek to outperform the MSCI EAFE Index by 300 basis points net of fees per annum over a cycle. International Active has established itself as a disciplined fundamental value investor with an 18-year track record. Asset growth and portfolio turnover are controlled to safeguard value added.

The methodology for International Active is value driven at both the country and stock level. Country weights are determined by sorting countries on value measures. The first measure of value used is price to fair value, a dividend discount model. Other measures used are aggregate market price to earnings and price to book ratios. Over- and under-weightings relative to the EAFE Index are determined by a cumulative value score for each country and by fundamental input from the portfolio manager responsible for that country. Country selection has accounted for approximately 40% of value added in this division.

Stock selection starts with a disciplined quantitative stock screening process that sorts companies within countries. Well over 4000 stocks in the database are sorted by value measures of price to earnings, price to book, price to cash flow and yield. The principle driver of stock selection is traditional fundamental research by the portfolio managers. The managers have sole responsibility by country. Their attention is focused on the companies that fall in the cheapest 30% of the market on any of these four measures. Their research includes a review of the sector, published company information and analysis, and frequent travel to meet with companies and other knowledgeable market participants. All companies outside the U.S. are eligible for inclusion. Exposure to emerging markets will range between 0 and 10%.


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The portfolios managed by International Active have diversified stock positions and may have, depending on market valuations, aggressive country bets against the EAFE Index. The portfolios may be up to 30% hedged. There is no cross hedging in this product. Turnover is low and has averaged about 30% over the life of the funds.

GMO Foreign Small Companies Fund

GMO's International Active Division manages international equity products including the Foreign Small Companies Fund. The Fund seeks to outperform the Salomon Smith Barney EMI World ex-U.S. Index by 300 basis points net of fees per annum over a cycle. The International Active Division has established itself as a disciplined fundamental value investor with a 19-year track record in the international markets.

The methodology for International Active is value driven at both the stock and country level. Stock Selection starts with disciplined quantitative screening which sorts companies in the 30% smallest part of the universe by country. Over 3700 companies in the Salomon Smith Barney EMI World ex-U.S. universe are sorted by value measures of price to earnings, price to book, price to cash flow and yield. The principle driver of stock selection is the traditional fundamental research by the portfolio managers. The managers have sole responsibility by country. Their attention is focused on those companies that fall in the cheapest 30% of the universe on any of these four measures. Their research includes a review of the sector or industry, published company information and analysis and frequent travel to meet with companies and other knowledgeable market participants. All companies outside the U.S., including but not limited to those in the Salomon Smith Barney EMI World ex-U.S. universe, are eligible for inclusion.

Country selection takes into account the relative size of the different foreign markets, while allocating funds into those that show the most promising value situations in the small cap area. Specific valuation opportunities will influence the allocation of assets.

The Foreign Small Companies Fund is constructed on a stock-by-stock basis. Because the primary focus of the strategy is stock selection, country and sector "bets" are incorporated into the portfolio as a result of bottom-up analysis of the fundamental prospects for small value companies.

GMO Emerging Markets Fund

The Emerging Markets Fund strives to outperform the IFC Investable Index by 4% per annum over a 5 year period, with controlled risk. The Emerging Markets Fund is a structured value portfolio which uses fundamental investment principles and quantitative approaches to provide broad emerging market equity exposure. This fund has a strong value and small capitalization bias relative to other emerging markets funds.

The Emerging Market strategy uses a disciplined approach to identify the most attractive countries, sectors, and stocks in the IFC Investable universe of 2000 companies. The strategy is based on traditional and quantitative tools to analyze valuation levels and purchase those stocks


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that can best exploit major inefficiencies between and within various emerging countries. The process is structured to analyze a significant amount of historic, current, and projected financial characteristics and relate them to future return patterns.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models includes: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here, factors such as price-to-book, quality, and forecast earnings momentum are combined to assess the relative attractiveness of each individual stock. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. It is our belief that many of these factors/characteristics will persist in the future, however, we understand that the fundamentals and psychology which drive emerging markets change very rapidly. Therefore, as countries become more developed or fall into turmoil, our process dynamically adjusts its strategies accordingly to better represent the current investment scenario.

The Emerging Markets portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts.

GMO Evolving Countries Fund

The Evolving Countries Fund strives to outperform the IFC Investable Index by 4% per annum over a five year period, with controlled risk. The Evolving Countries Fund is a liquid, structured portfolio which uses fundamental investment principles and quantitative applications to provide broad emerging market equity exposure. This fund has a high liquidity and earnings momentum-oriented bias relative to other emerging markets funds.

The investment process begins with a quantitative top-down (country level) analysis based on a set of value, momentum/reversal, macroeconomic, and currency models. A representative sample of these models include: risk and growth adjusted price-to-earnings, market momentum, GDP trends, and a currency fair value model based on real effective exchange rates. In addition to quantitative models, fundamental analysis and judgment are overlayed into the process to pick up on market conditions, long term trends, paradigm shifts, and other opportunities which a strict quantitative approach would potentially miss. Once a forecast return has been developed for each country, a similar independent process is run at the security level. Here factors such as forecast earnings momentum, earnings revisions, and forecast price-to-earnings are combined to assess the relative attractiveness of each individual stock. Finally, sectors are analyzed at both a global and market level based on similar measures of valuation, in addition to economic sensitivities and industrial trends. It is our belief that many of these factor/characteristic correlations will persist in the future, however, we understand that the fundamentals and psychology which drive


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emerging markets change very rapidly. Therefore, as countries become more developed or fall into turmoil, our process dynamically adjusts its strategies accordingly to better represent the current investment scenario.

The Evolving Countries portfolio is constructed using an optimization process that weighs the trade-off between forecast return, risk relative to the benchmark, and transaction costs. The resulting portfolio is implemented through the use of securities, financial futures and foreign exchange contracts.

GMO Domestic Bond Fund

The Domestic Bond Fund was launched in August 1994 and seeks to outperform the Lehman Brothers Government Bond Index by 25 basis points per annum, net of fees. The Domestic Bond Fund is a structured portfolio invested primarily in Government securities. The Fund is duration-matched to the index, and uses security selection to provide added value with low relative risk.

The investment process for the Domestic Bond Fund begins with a universe of all available U.S. investment-grade (A1/P1 or better as rated by Moody's/Standard & Poor's) bonds. Using fundamental research the manager seeks to identify and purchase those bonds that have a high relative yield spread and are trading at attractive valuation levels. The portfolio management team uses seasoned judgment to value fixed income issues and to select securities. The Fund's portfolio has a duration of approximately five years.

The portfolio construction process involves searching for undervalued high grade issues. The manager considers option-adjusted yield spreads and issue-specific risk in selecting a given issue. In addition to government issues, the Domestic Bond Fund may invest a significant portion of its assets in other U.S. dollar-denominated investment grade bonds. The Fund currently holds a significant amount of highly rated, but less liquid asset-backed securities.

GMO International Bond Fund

The International Bond Fund seeks to outperform the J.P. Morgan Non-U.S. Government Bond Index. The strategy employs a systematic, value-driven approach which incorporates fundamental factors in a quantitative, risk-controlled investment process.

The Fund provides active management of bond and currency exposure, with an emphasis on sovereign and asset-backed issues. The Fund employs systematic management of bond and currency positions based on proprietary models which focus on fundamental measures of value. The investment process is applied across a universe generally represented by the J.P. Morgan Non-U.S. Government Bond Index. There are three steps to this process: valuation, allocation and security selection. The manager implements its model allocations by identifying undervalued securities within relevant bond and currency markets.

The manager begins with its bond market and currency allocations. The manager then uses market valuation models which analyze term structures, sector yield spreads and embedded option features of the security universe. From this the manager will select a portfolio of 50-100


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issues. The International Bond Fund can invest up to 10% of its total assets in sovereign debt of emerging countries.

GMO Global Bond Fund

The Global Bond Fund seeks to outperform the J.P. Morgan Global Government Bond Index. The strategy employs a systematic, value-driven approach which incorporates fundamental factors in a quantitative, risk-controlled investment process.

The Fund provides active management of bond and currency exposure, with an emphasis on sovereign and asset-backed issues. The Fund employs systematic management of bond and currency positions based on proprietary models which focus on fundamental measures of value. The investment process is applied across a universe generally represented by the J.P. Morgan Global Government Bond Index. There are three steps to this process: Valuation, allocation and security selection. The manager's quantitative valuation process generates daily forecasted risk and return information for the developed bond and currency markets. The manager implements the model allocations by identifying undervalued securities within relevant bond and currency markets.

Beginning with the bond market and currency allocations, the manager uses developed market valuation models. The manager often uses a combination of cash instruments and derivatives to implement its strategy in the most cost-efficient way possible. From this analysis the manager will select a portfolio of 50-100 issues. The Global Bond Fund can invest up to 10% of its total assets in sovereign debt of emerging countries.

GMO Short-Term Income Fund

The Short-Term Income Fund was launched in April 1990 with the objective of outperforming the Salomon-Smith Barney 3-month Treasury Bill Index. The Fund is designed to provide current income to the extent consistent with the preservation of capital and liquidity. The portfolio consists of fixed income instruments rated high quality by Standard & Poor's and Moody's Investment Services, or considered by the manager to be of comparable quality.

The universe includes issues of AAA-quality and less than a 5-year maturity. Using fundamental research, the manager seeks to identify and purchase those bonds that have a high relative yield spread. The manager assesses the current interest rate environment and makes modest duration adjustments to add value. The Fund's portfolio will generally have a duration slightly longer than the three-month duration of the benchmark.

The Short-Term Income Fund is not a money market fund. Debt securities held by the Fund with remaining maturities of less than 60 days will be valued at amortized cost unless circumstances dictate otherwise. The Fund may invest in prime commercial paper and master demand notes rated by Moody's and Standard Poor's as A-1, or P1, respectively.


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GMO Inflation Indexed Bond Fund

The Inflation Indexed Bond Fund was launched in March 1997, following the decision by the U.S. Department of the Treasury to issue 5-year and 10-year inflation-indexed Treasury Securities. The Treasury has since added 30-year inflation-indexed issues, and these bonds represent more than 3% of the market in U.S. Treasuries. The Inflation Indexed Bond Fund provides exposure to the inflation-indexed universe and is an appropriate vehicle for investors that are concerned about inflation and wish to preserve purchasing power.

The investment methodology involves selecting issues to track the Fund's benchmark using an investment process that matches duration with the index (Lehman Brothers Treasury Inflation Notes Index).

The portfolio concentrates on inflation-indexed securities issued by the U.S. Government (and issues by several U.S. Government agencies, such as the Federal Home Loan Bank). Some corporate issuers (e.g., J.P. Morgan) have recently issued inflation-indexed bonds, and the Fund is permitted to hold these. While the 10-year sector represents about half of the Fund presently, holdings of 30-year inflation indexed securities now represent more than 20% of the Fund. In addition, the Fund may also hold bonds issued by foreign governments (e.g., U.K, Australia and New Zealand), and currently the Fund holds a modest investment in inflation-indexed bonds issued by the Government of New Zealand.

GMO Global Balanced Allocation Fund

The Global Balanced Allocation Fund is managed to outperform its benchmark by 2-3% per annum with low risk. The Fund uses both top-down and bottom-up valuation methodologies to value asset classes, countries and individual securities in order to allocate assets to undervalued countries, currencies and securities around the world. The resulting portfolio provides comprehensive exposure to the global markets.

The investment process for the Global Balanced Allocation Fund begins with a universe generally represented by the GMO Global Balanced Index*. The Fund's strategic methodology calculates optimal allocations based on long-term forecasts of relative value and risk among the major asset classes. This process analyzes country, sector, and individual security levels based on factors/characteristics such as aggregated price/book, dividend yield, cash earnings, price/earnings, inflation, interest rates, etc. Once these return and risk forecasts have been developed for each country, a similar process is run at the individual security level. This forecasted return and risk information is then adjusted to incorporate the expected value-added for each of the underlying funds which are used to implement the asset allocation portfolio. The expected value-added for each fund is determined by assessing the Fund's historical ability to add value as well as the efficiency of a given asset class.

The Global Balanced Allocation Fund is a fund-of-funds and invests in shares of other GMO Trust mutual funds (underlying stock, bond, etc. funds). Depending upon the current valuation assessment of the global marketplace the Global Balanced Allocation Fund may own different proportions of underlying funds at different times. The Fund rebalances opportunistically when


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the investment outlook has changed, when cash flows occur, or when there has been a significant change in market valuation levels.

* The Global Balanced Index is a composite benchmark computed by GMO and comprised 48.75% by the S&P 500, 16.25% by GMO EAFE Extended and 35% by Lehman Brothers Aggregate Bond Index. It is calculated by GMO, and reflects reinvestment of all applicable dividends, capital gains, and interest.



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